UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Stellar Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 10, 2025
Dear Fellow Shareholder:
On behalf of our Board of Directors, I invite you to attend the 2025 Annual Meeting of Shareholders to be held at our corporate headquarters, which is located at 9 Greenway Plaza, Eighth Floor — Galveston Conference Room, Houston, Texas 77046, on Wednesday, May 21, 2025, at 10:00 a.m., Central Time. The purposes of the meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.
Whether or not you plan to attend the annual meeting, please read this proxy statement and the voting instructions in the Notice of Internet Availability of Proxy Materials. Then please vote over the Internet or, if you received or requested a paper proxy card in the mail, by completing, signing, dating and mailing the completed proxy card to us. The instructions in the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services. We appreciate your continued support of our company and look forward to your participation at our 2025 Annual Meeting.
Sincerely,
Steven F. Retzloff
Chairman of the Board

9 Greenway Plaza, Suite 110
Houston, Texas 77046
(713) 499-1800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Stellar Bancorp, Inc.:
The 2025 Annual Meeting of Shareholders (the “annual meeting”) of Stellar Bancorp, Inc. (the “Company”) will be held at our corporate headquarters, which is located at 9 Greenway Plaza, Eighth Floor — Galveston Conference Room, Houston, Texas 77046, on Wednesday, May 21, 2025, at 10:00 a.m., Central Time, for the following purposes:
1.
to elect five Class III directors to serve on the Board of Directors of the Company until the Company’s 2028 annual meeting of shareholders; and each until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal;

2.
to approve an amendment to our Second Amended and Restated Certificate of Formation (the “Charter Amendment”) to provide for the phase out of the classified structure of our Board of Directors, a copy of which is attached as Appendix A to the accompanying proxy statement;

3.
to approve the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan, a copy of which is attached as Appendix B to the accompanying proxy statement;

4.
to conduct an advisory, non-binding vote regarding the compensation paid to our named executive officers as disclosed in the accompanying proxy statement (“Say-On-Pay resolution”);

5.
to ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025; and

6.
to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The proposals are described in the accompanying proxy statement. Only shareholders of record at the close of business on March 26, 2025, will be entitled to receive notice of and to vote at the annual meeting. A list of shareholders entitled to vote at the annual meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of ten days prior to the annual meeting. This list also will be available to shareholders at the annual meeting.
We are pleased to provide our proxy materials and 2024 Annual Report to our shareholders primarily through the Internet this year in accordance with rules adopted by the Securities and Exchange Commission. On or about April 10, 2025, we mailed a Notice of Internet Availability of Proxy Materials to all shareholders of record at the close of business on the record date, containing instructions on how to access our proxy materials and how to vote your shares, as well as instructions on how to request a paper copy of our proxy materials.
By Order of the Board of Directors,
Steven F. Retzloff
Chairman of the Board
Houston, Texas
April 10, 2025

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 21, 2025: This proxy statement and our Annual Report for the year ended December 31, 2024 are available at www.envisionreports.com/STEL.
Your Vote is Important
Whether or not you plan to attend the annual meeting, please read this proxy statement and the voting instructions in the Notice of Internet Availability of Proxy Materials. Then please vote over the Internet or, if you received or requested a paper proxy card in the mail, by completing, signing, dating and mailing the completed proxy card to us. The instructions in the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services. You may revoke your proxy in the manner described in the proxy statement at any time before it is exercised. See “About the Annual Meeting” for more information on how to vote your shares or revoke your proxy.

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9 Greenway Plaza, Suite 110
Houston, Texas 77046

PROXY STATEMENT FOR
2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2025

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “our Company,” the “Company” or “Stellar” refer to Stellar Bancorp, Inc., a Texas corporation, and its consolidated subsidiary as a whole; references to the “Bank” refer to Stellar Bank, a wholly-owned subsidiary of Stellar Bancorp, Inc. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of outstanding shares of our common stock, par value $0.01 per share (the “common stock”).
The Board of Directors of Stellar Bancorp, Inc. (the “Board”) is soliciting proxies to be used at the 2025 annual meeting of shareholders of the Company to be held at our corporate headquarters, which is located at 9 Greenway Plaza, Eighth Floor —  Galveston Conference Room, Houston, Texas 77046, on Wednesday, May 21, 2025, at 10:00 a.m., Central Time, and any adjournments or postponements thereof (the “annual meeting”). This proxy statement is first being sent to shareholders on or about April 10, 2025. You should read the entire proxy statement carefully before voting your shares of Stellar common stock.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 21, 2025. This proxy statement for the 2025 Annual Meeting of Shareholders and our 2024 Annual Report to Shareholders are available at our proxy materials website at www.edocumentview.com/STEL. This website does not use any functions that identify you as a visitor to the website and thus protects your privacy.
You have the option to vote and submit your proxy by the Internet. We encourage you to record your vote by the Internet. We believe it will be convenient for you, and it saves postage and processing costs. In addition, when you vote by the Internet, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. Submitting your proxy by the Internet or telephone will not affect your right to vote in person if you decide to attend the annual meeting.
Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024, over the Internet. Accordingly, we are providing our shareholders with a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials and how to vote your shares, as well as instructions on how to request a paper or e-mail copy of our proxy materials. We believe this electronic distribution process expedites shareholders’ receipt of proxy materials and reduces the environmental impact and cost of printing and distribution. We mailed the Notice of Internet Availability of Proxy Materials on or about April 10, 2025, to all shareholders of record entitled to vote at the annual meeting. You should read our entire proxy statement carefully before voting.
Merger of Equals
Stellar Bancorp, Inc. (NYSE: STEL) was formed from the merger of Allegiance Bancshares, Inc. (“Allegiance”) and CBTX, Inc. (“CBTX”) (the “Merger”) on October 1, 2022. The related merger of the subsidiary banks created Stellar Bank, one of the largest banks based in Houston, Texas. A complete description of the Merger can be found in the Form 8-K filed by the Company with the SEC on October 3, 2022.

ABOUT THE ANNUAL MEETING
When and where will the annual meeting be held?
The annual meeting is scheduled to take place at 10:00 a.m., Central Time, on Wednesday, May 21, 2025, at our corporate headquarters, which is located at 9 Greenway Plaza, Eighth Floor — Galveston Conference Room, Houston, Texas 77046.
What is the purpose of the annual meeting?
At the 2025 annual meeting, shareholders will act upon the matters outlined in the notice, including the following:
1.
to elect five Class III directors to serve on the Board of Directors of the Company until the Company’s 2028 annual meeting of shareholders; and each until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal;

2.
to approve an amendment to our Second Amended and Restated Certificate of Formation (the “Charter Amendment”) to provide for the phase out of the classified structure of our Board of Directors, a copy of which is attached as Appendix A to this proxy statement;

3.
to approve the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan, a copy of which is attached as Appendix B to this proxy statement;

4.
to conduct an advisory, non-binding vote regarding the compensation paid to our named executive officers as disclosed in the accompanying proxy statement (“Say-On-Pay resolution”);

5.
to ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025; and

6.
to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Who are the nominees for directors?
The following individuals have been nominated by the Board for election as Class III directors of the Company:
Laura D. Bellows	Robert R. Franklin, Jr.
Frances H. Jeter	Reagan A. Reaud
Steven F. Retzloff
All of the nominees for director, except Ms. Bellows, are currently directors of the Company.
Who is entitled to vote at the annual meeting?
The holders of record of the outstanding shares of common stock on March 26, 2025, which is the date that the Board has fixed as the record date for the annual meeting (the “record date”), are entitled to vote at the annual meeting. The record date is established by the Board as required by the Company’s bylaws and Texas law. On the record date, 52,266,729 shares of common stock were outstanding.
What is a proxy?
A proxy is another person that you legally designate to vote your shares of common stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

How do I vote my shares?
You may vote using any of the following methods:
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By Internet:   You can vote by the Internet at www.envisionreports.com/STEL. Have the Notice or, if applicable, the proxy card that may have been provided to you in hand when you access the website and follow the instructions for Internet voting on that website.

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By Telephone:   You can vote over the telephone by following the instructions on the Notice or proxy card.

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By Mail:   If you receive or request a paper copy of the proxy materials by mail, you may vote by indicating on the proxy card(s) applicable to your common stock how you want to vote and signing, dating and mailing your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the annual meeting. If you are a shareholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our Board.

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At the Annual Meeting:   If you are a record holder on the record date for the annual meeting, you may vote by proxy or you may attend the annual meeting and vote in person.

The Company must receive your vote no later than the time the polls close for voting at the annual meeting for your vote to be counted at the annual meeting. Please note that Internet voting will close at 1:00 a.m., Central Time, on May 21, 2025.
Voting your shares by proxy will enable your shares of common stock to be represented and voted at the annual meeting if you do not attend the annual meeting and vote your shares in person. By following the voting instructions in the materials you receive, you will direct the designated persons (known as “proxies”) to vote your shares of common stock at the annual meeting in accordance with your instructions. The Board has appointed Steven F. Retzloff and Robert R. Franklin, Jr. to serve as the proxies for the annual meeting. If you vote by the Internet or telephone, you do not have to return your proxy or voting instruction card.
If your shares of common stock are held in “street name,” your ability to vote by the Internet depends on your broker’s voting process. When your shares are held in a brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” This proxy statement has been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instruction card or by following its instructions for voting by telephone or by the Internet.
To vote the shares that you hold in “street name” in person at the annual meeting, you must bring a legal proxy from your broker, bank or other nominee, (1) confirming that you were the beneficial owner of those shares as of the close of business on the record date, (2) stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank or other nominee, and (3) appointing you as the record holder’s proxy to vote the shares covered by that proxy at the annual meeting. If you fail to bring a nominee-issued proxy to the annual meeting, you will not be able to vote your nominee-held shares in person at the annual meeting.
What constitutes a quorum for the annual meeting?
A quorum will be present at a meeting of shareholders if the holders of shares having a majority of the voting power represented by all of the issued and outstanding shares entitled to vote at the meeting are present in person or represented by proxy at the meeting. As of the record date, there were 52,266,729 issued and outstanding shares entitled to vote at the meeting.
What are the voting rights of the shareholders?
Each record holder of shares of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting. The Company’s certificate of formation prohibits cumulative voting.

What is a broker non-vote?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of Crowe LLP as our independent registered public accounting firm (Proposal 5). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to the Board (Proposal 1), the Charter Amendment (Proposal 2), the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan (Proposal 3) or the Say-On-Pay resolution (Proposal 4).
Who counts the votes?
All votes will be tabulated by the inspector of election appointed for the annual meeting. Votes for each proposal will be tabulated separately.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of the Notice, this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a Notice or a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.
Why was I mailed a Notice of Internet Availability of Proxy Materials instead of a full set of printed proxy materials?
In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to provide access to such materials over the Internet. Accordingly, on or about April 10, 2025, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record on the Record Date entitled to vote at the annual meeting. Shareholders will have the ability to access our proxy materials on the website referred to in the Notice. The Notice also contains instructions on how to vote your shares, as well as instructions on how to request a paper or electronic copy of our proxy materials. We encourage you to take advantage of the availability of the proxy materials over the Internet to help reduce the environmental impact and cost of printing and distributing our proxy materials.
How can I access the proxy materials on the internet?
The Notice provides you with instructions regarding how to:
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view our proxy materials for the annual meeting over the Internet;

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vote your shares after you have viewed our proxy materials (including any control/identification numbers that you need to access your form of proxy);

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obtain directions to attend the annual meeting and vote in person;

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request a printed copy or e-mail copy with links to the proxy materials, including the date by which the request should be made to facilitate timely delivery; and

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instruct us to send our future proxy materials to you by mail or electronically by e-mail.

What are the Board’s recommendations on how I should vote my shares?
The Board recommends that you vote your shares as follows:
Proposal 1 — FOR the election of each nominee for director.
Proposal 2 — FOR the Charter Amendment.
Proposal 3 — FOR the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan.
Proposal 4 — FOR the Say-On-Pay resolution.
Proposal 5 — FOR the ratification of the appointment of Crowe LLP.
How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?
If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares in the election of directors (Proposal 1), the Charter Amendment (Proposal 2), the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan (Proposal 3), or the Say-On-Pay resolution (Proposal 4), but will have discretion to vote on the ratification of the appointment of Crowe LLP (Proposal 5).
If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in accordance with the Board’s recommendations.
What are my choices when voting?
In the election of directors (Proposal 1), you may vote for all director nominees or you may withhold your vote as to one or more director nominees. With respect to the proposals to approve the Charter Amendment (Proposal 2), the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan (Proposal 3), the Say-On-Pay resolution (Proposal 4) and to ratify the appointment of Crowe LLP (Proposal 5), you may vote for the proposal, against the proposal, or abstain from voting on the proposal.
May I change my vote after I have submitted my vote?
Yes. Regardless of the method used to cast a vote, if you are a record holder, you may change your vote by:
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delivering to the Company prior to the annual meeting a written notice of revocation addressed to: Stellar Bancorp, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046, Attn: Justin M. Long, General Counsel;

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delivering a valid, later-dated proxy, or a later-dated vote by telephone or by the Internet, in a timely manner;

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logging onto the Internet website specified on your Notice, proxy card or voting instruction card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on the Notice, proxy card or voting instruction card, in each case if you are eligible to do so and following the instructions indicated on the Notice, proxy card or voting instruction card; or

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attending the annual meeting and voting in person, and any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

What percentage of the vote is required to approve each proposal?
Assuming the presence of a quorum:
Proposal 1 — The five Class III director nominees who receive the most votes from the holders of the outstanding shares of common stock for their election will be elected — i.e., the affirmative vote of the holders of a plurality of the votes cast at the annual meeting is required for the election of the director nominees.
Proposal 2 — Approval of the Charter Amendment requires the affirmative vote of two-thirds (2/3) of the outstanding shares entitled to vote on the Charter Amendment.
Proposal 3 — Approval of the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.
Proposal 4 — Approval of the Say-On-Pay resolution requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.
Proposal 5 — The ratification of Crowe LLP’s appointment as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.
How are broker non-votes and abstentions treated?
Quorum — Broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum.
Proposal 1 — A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees.
Proposal 2 — An abstention or broker non-vote with respect to the Charter Amendment will have the same effect as a vote against the proposal.
Proposal 3 — An abstention or a broker non-vote or other failure to vote or be present will have no effect on the outcome of the proposal to approve the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan.
Proposal 4 — Any abstentions will not have the effect of a vote against the proposal with respect to the Say-On-Pay resolution. The advisory, nonbinding votes on the Say-On-Pay resolution is considered a non-routine matter and, as such, broker non-votes will not be deemed votes cast on this matter, will not count as votes for or against this proposal and will not be included in calculating the number of votes necessary for approval of such matter.
Proposal 5 — Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with the proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm. Any abstentions will not have the effect of a vote against the proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.
What are the solicitation expenses and who pays the cost of this proxy solicitation?
The Board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. In addition to the solicitation of proxies via mail, our officers, directors and employees may solicit proxies personally or by other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to beneficial owners of common stock.
Are there any other matters to be acted upon at the annual meeting?
Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter properly presented at the annual meeting. If other matters requiring a vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
Where can I find voting results?
The Company will publish the voting results in a current report on Form 8-K, which will be filed with the SEC within four business days following the annual meeting.
How can I communicate with the Board?
To communicate with the Board, shareholders or other interested parties should submit their comments by sending written correspondence via mail or courier to Stellar Bancorp, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046, Attn: Justin M. Long, General Counsel; or via email at ir@stellarbancorpinc.com. Communications will be sent directly to the specific director or directors of the Company indicated in the communication or to all members of the Board if not specified.

PROPOSAL 1. ELECTION OF DIRECTORS
Classification of the Company’s Directors
In accordance with the terms of the Company’s certificate of formation, our Board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms as follows:
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The Class I directors are John Beckworth, Fred S. Robertson, Joseph B. Swinbank and William E. Wilson, Jr., and their terms will expire at the 2026 annual meeting.

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The Class II directors are Cynthia A. Dopjera, Jon-Al Duplantier, Joe E. Penland, Sr., Tymothi O. Tombar and John E. Williams, Jr., and their terms will expire at the 2027 annual meeting.

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The Class III directors are Robert R. Franklin, Jr., Michael A. Havard, Frances H. Jeter, Reagan A. Reaud and Steven F. Retzloff, and their terms will expire at the 2025 annual meeting.

Election Procedures; Term of Office
Upon recommendation of the Corporate Governance and Nominating Committee, the Board nominated Laura D. Bellows, Robert R. Franklin, Jr., Frances H. Jeter, Reagan A. Reaud and Steven F. Retzloff to fill the five expiring Class III director positions.
The five Class III nominees, if elected at the annual meeting, will serve until the annual meeting of shareholders in 2028 and until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal. If the Charter Amendment (Proposal 2) is approved at this year’s annual meeting, beginning with our 2026 annual meeting, the phase out of the classified Board will commence with the election of our current Class I directors for an annual term at our 2026 annual meeting, and at the 2028 annual meeting, all directors will stand for election at the annual meeting and will be elected to one-year terms. See “Proposal 2 — Amendment to Certificate of Formation to Phase Out Classified Board Structure” on page 33 for additional information regarding the proposed Charter Amendment and changes to director election process.
The affirmative vote of a plurality of the votes cast at an annual meeting at which a quorum is present is required for the election of each of the nominees for director. This means that the five Class III director nominees who receive the most votes from the holders of the outstanding shares of common stock for their election at this year’s annual meeting will be elected.
Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of common stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of common stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld.
If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board. The Board has no reason to believe that any nominee will be unavailable to serve as a director, and all of the nominees have consented to being named herein and to serve if elected.
The Board adopted a Director Resignation Policy that requires a director to offer to resign on the occurrence of certain specified events such as the director’s failure to receive a majority of the votes cast (or other applicable voting requirement) in an election. This policy goes into effect immediately following the annual meeting.
Nominees for Election
The following table sets forth certain information with respect to the Company’s Class III director nominees as of the record date. The business address for all of these individuals is 9 Greenway Plaza, Suite 110, Houston, Texas 77046:

Name	Age	Position with the Company and the Bank	Director Since
Laura D. Bellows	67	Director nominee	—(1)
Robert R. Franklin, Jr.	70	Class III Director and CEO of the Company; Director and Executive Chairman of the Bank	2017(2)
Frances H. Jeter	68	Class III Director of the Company	2014(3)
Reagan A. Reaud	46	Class III Director of the Company	2020(4)
Steven F. Retzloff	69	Class III Director and Executive Chairman of the Company; Director and Senior Executive Chairman of the Bank	2008(5)

(1)
Ms. Bellows has not previously served as a director of the Company.

(2)
Mr. Franklin served as Chairman, President and Chief Executive Officer of CBTX prior to the Merger. At the effective time of the Merger, he became a director and CEO of the Company and Director and Executive Chairman of the Bank.

(3)
Ms. Jeter served as a director of Allegiance prior to the Merger. At the effective time of the Merger, she became a director of the Company.

(4)
Mr. Reaud served as a director of CBTX prior to the Merger. At the effective time of the Merger, he became a director of the Company.

(5)
Mr. Retzloff served as a director and CEO of Allegiance prior to the Merger. At the effective time of the Merger, he became a director and Executive Chairman of the Company and a director and Senior Executive Chairman of the Bank.

The following is a brief discussion of the business and banking background and experience of our director nominees.
Laura D. Bellows.   Since 2007, Ms. Bellows has been the majority controlling owner of W.S. Bellows Construction, a Houston-based general contractor founded in 1914 with experience constructing buildings in many market sectors, including healthcare, cultural arts, commercial, religious, renovation, and education. In addition to being majority controlling owner, since 2008 she has served as the Chief Executive Officer and Chairman of the Board of the company. Ms. Bellows graduated from Vanderbilt University with a Bachelor of Arts in Business Administration and Fine Arts. Ms. Bellows has served the Houston community in numerous volunteer leadership and organizational roles over many years including serving on the boards of the Greater Houston Partnership, Rice University’s Baker Institute for Public Policy, the American Heart Association, and the Rice Design Alliance. She currently serves on the board of DePelchin Children’s Center and the advisory council of the Houston Arts Alliance. In spring of 2025, Ms. Bellows was selected from 1,400 alumni of Center for Houston’s Future Business/Civic Leadership Forum alumni to be on an honor roll of 75 Leaders Who Stand Apart for their important work in the Houston region. Her fellow alumni recently voted to include her as one of the Top 25 to help celebrate the Center for Houston’s Future 25th anniversary in 2025. The Company believes Ms. Bellows’ qualifications to serve on the board include her key leadership, risk management, operations, strategic planning and industry expertise that assists the board of directors in overseeing the Company’s operations in addition to her knowledge of the communities the Company serves.
Robert R. Franklin, Jr.   Mr. Franklin serves as Executive Chairman of Stellar Bank and Chief Executive Officer of Stellar and serves as a director of the Company and Bank. He joined the Company in connection with the merger of equals with Allegiance and CBTX in 2023. Mr. Franklin previously served as Chairman, President and Chief Executive Officer of CBTX from 2013 until 2022. Mr. Franklin began his more than 40-year Houston banking career working for a small community bank in Houston upon graduation from the University of Texas. He then moved to a large, regional bank before gravitating back to his primary interest of community banking. He became President of American Bank in 1988, where he served until the bank was sold to Whitney Holding Corp. in early 2001. Mr. Franklin and his team then joined Horizon Capital Bank, where Mr. Franklin raised sufficient capital to match the bank’s existing capital and took the position of President of Horizon Capital Bank. He served as President until the bank was sold to Cullen/Frost Bankers, Inc. in 2005. Mr. Franklin then started VB Texas, Inc. in November of 2006 as

Chairman, President and Chief Executive Officer, serving until a merger of equals between VB Texas, Inc. and CBTX in 2013. Mr. Franklin graduated from the University of Texas at Austin in 1977 with a B.B.A. in Finance. He is currently serving on the Board of Junior Achievement of Southeast Texas and previously served on the Board of the Texas Bankers Association. Mr. Franklin has actively served various charitable organizations over the years, along with serving on the board of a local private school. Mr. Franklin adds financial services experience, especially lending, oil and gas expertise and asset liability management to the Company’s Board, as well as a deep understanding of the Company’s business and operations. Mr. Franklin also brings risk and operations management and strategic planning expertise to the board of directors, skills that are important as the Company continues to implement its business strategy and acquire and integrate growth opportunities.
Frances H. Jeter.   Ms. Jeter has served as a director of the Company since 2022 and is the Chairperson of the Company’s Risk Oversight Committee. From 2022 to 2024, she served as Chair of the Corporate Governance and Nominating Committee. She previously served as a director of Allegiance beginning in 2014. She has more than 25 years of experience in strategic and financial communications, corporate governance, marketing, public affairs and business and nonprofit management. Ms. Jeter is a Partner of FGS Global, a strategic communications and public affairs consultancy that she joined in 2017. Ms. Jeter previously served as Group Vice President of Internal and External Affairs for Spectra Energy. Before joining Spectra Energy, Ms. Jeter served as Chief Marketing Officer for Bracewell & Giuliani LLP and served as Vice President of Public Affairs for Duke Energy Gas Transmission, a predecessor company of Spectra Energy. She is a Life Trustee Emerita and a past Chair of the Board of Trustees of the Kinkaid School in Houston and a former Trustee of The Hockaday School in Dallas. She is the founding Chair of Houston’s The Fay School and is also a former member of the Board of Directors of the Greater Houston Community Foundation and St. Luke’s Episcopal Health Charities, among a number of other nonprofit organizations. Ms. Jeter received a Bachelor of Arts degree from the University of North Carolina at Chapel Hill. Her extensive experience in the public company arena is leveraged to assist the organization in all areas of investor relations, governance, risk and vulnerability analysis, crisis and cybersecurity communications, and transaction and financial communications. Her attention to detail and working knowledge of corporate and board governance matters are well-suited to her participation on the Board and Risk Committee and her former role on the Corporate Governance and Nominating Committee.
Reagan A. Reaud.   Mr. Reaud has served as a director of the Company since 2020 and is a member of the Company’s Corporate Governance and Nominating and Risk Oversight Committees. He previously served as a director of CBTX beginning in 2020, and in 2021, he began serving on CBTX’s Audit Committee and the Compensation Committee. Mr. Reaud is the founder and CEO of Privateer Capital Management, LP which was formed in 2013. Privateer is a family-owned, multi-strategy investment company headquartered in Austin, Texas. He is also the founder and Chairman of the Lucena Group, which provides security and intelligence solutions to individuals and large corporations around the world. Mr. Reaud attended college at Washington and Lee University, where he studied European History, graduating Magna Cum Laude. After college, Mr. Reaud enrolled in the University of Texas School of Law, from which he received a J.D. with honors. He served as a law clerk to Justice Harriet O’Neill of the Texas Supreme Court. He then worked as a prosecutor for the Travis County Attorney’s Office. Mr. Reaud left his position as a prosecutor to attend the Wharton School of the University of Pennsylvania, where he earned an MBA with a double major in Finance and Strategic Management. Mr. Reaud is Chairman of The Beaumont Foundation of America and sits on the board of two additional charitable foundations: The Reaud Foundation and the University of Texas Law School Foundation. He is a trustee of the Austin Symphony, a member of the Business Executives for National Security, and a Life Fellow of the American Bar Foundation. Mr. Reaud’s excellent credentials, board-level experience, and knowledge of the Texas market enhances the Company’s risk management and assists in identifying and executing strategic business goals.
Steven F. Retzloff.   Mr. Retzloff serves as Senior Executive Chairman of Stellar Bank and Executive Chairman of Stellar. He joined the Company in connection with the Merger in 2022. Mr. Retzloff previously served as Chairman of Allegiance Bank and CEO of Allegiance and was one of the organizers of Allegiance. Mr. Retzloff has over 43 years of business experience and 36 years of Houston Banking experience. He served as a director of Sterling Bancshares, Inc., a publicly traded multi-billion dollar financial institution, and Sterling Bank from 1987 to 2006, including terms as Chairman of the Board of Sterling Bancshares from 1990 to 1992 and from 2004 to 2005. He is currently Chairman and Chief Executive Officer of Retzloff

Industries, Inc. and is an advisory director to Pharos Capital Partners III. Prior to co-founding Allegiance Bank, Mr. Retzloff owned and managed Travis Body & Trailer, Inc., a nationwide manufacturer of specialized truck trailers. His past work experience also includes General Motors, Bristol Myers and Retzloff Capital Corporation. Mr. Retzloff received an Industrial Engineering degree from The Georgia Institute of Technology and a Master of Business Administration degree (with distinction) from the Babcock Graduate School of Management at Wake Forest University. Mr. Retzloff currently serves as a director of Faith in Practice, and, since 2022, the Houston Food Bank also serving as Treasurer and a Chair of its Finance Committee. In addition, he serves as a director of the Greater Houston Partnership, Chairman of its Finance Committee, a member of its Executive Committee and the Audit Committee. He previously served as a director of The Independent Bankers Association of Texas, Vice President of the Kinkaid School Investments Foundation and as trustee of Pines Presbyterian Church, on the advisory Board for the Mays School Banking Program at Texas A&M University and an advisory director for Fuller Texas School of Theology. Mr. Retzloff’s significant experience as a director and officer of community banks and his extensive leadership skills qualify him to serve on our Board.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE TO THE BOARD.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth certain information with respect to the Company’s Class I and Class II directors whose terms of office do not expire at the annual meeting, and the executive officers of the Company who are not also a director. The business address for all of these individuals is 9 Greenway Plaza, Suite 110, Houston, Texas 77046.
Name	Age	Position with the Company and the Bank
Directors:
John Beckworth	67	Class I Director of the Company
Fred S. Robertson	75	Class I Director of the Company; Director of the Bank
Joseph B. Swinbank	72	Class I Director of the Company; Director of the Bank
William E. Wilson, Jr.	69	Class I Director of the Company
Cynthia A. Dopjera	66	Class II Director of the Company; Director of the Bank
Jon-Al Duplantier	57	Class II Director of the Company
Joe E. Penland, Sr.	74	Class II Director of the Company
Tymothi O. Tombar	51	Class II Director of the Company; Director of the Bank
John E. Williams, Jr.	70	Class II Director of the Company
Executive officers who are not also directors:
Okan I. Akin	54	Chief Risk Officer of the Company and the Bank
Paul P. Egge	46	Chief Financial Officer of the Company and the Bank
Justin M. Long	50	General Counsel and Secretary of the Company and the Bank
Ramon A. Vitulli, III	56	President of the Company and CEO of the Bank; Director of the Bank
Joe F. West	70	Chief Credit Officer of the Company and the Bank
The following is a brief discussion of the professional background and experience of our continuing directors and executive officers. All officers of the Company are elected by the Board and serve at the discretion of the Board.
John Beckworth.   Mr. Beckworth is the Company’s lead independent director, and he is a member of the Corporate Governance and Nominating Committee. Mr. Beckworth was a practicing attorney in Houston for thirty years from 1983 to 2013, as an associate and partner in Fulbright & Jaworski, LLP., and subsequently as a founding partner in his own law firm, Watt Beckworth. In 2013, he joined The University of Texas School of Law in Austin where he was an associate dean from 2013 to 2018. Since 2018, Mr. Beckworth has continued in The University of Texas School of Law as a faculty member. Mr. Beckworth also is of counsel with Jackson Walker LLP in the firm’s Austin office. Mr. Beckworth is board certified by the Texas Board of Legal Specialization in Oil, Gas, and Mineral Law. Mr. Beckworth is engaged in family investment, and oil and gas activities and he has served on the boards of several local and national charitable organizations, presently serving as a trustee of the LBJ Foundation and as a director of the Texas Cultural Trust. Mr. Beckworth is a life trustee emeritus of the Kinkaid School in Houston. He is a member of the Texas and American Bar Associations, a life fellow of the Houston and Texas Bar Foundations, and he is licensed to practice law in state and federal courts in Texas and in The United States Supreme Court. He is a member of the Federal Judicial Evaluation Committee. Mr. Beckworth holds a B.A. (1980) from The University of Texas at Austin and a J.D. (1983) from The University of Texas School of Law.
Fred S. Robertson.   Mr. Robertson has served as a director of the Company and Bank since 2022. He previously served as a director of Allegiance beginning in 2011. Mr. Robertson has over 30 years of experience overseeing institutional and retail investments. He has managed fixed income investments and designed extensive quantitative models for bond management. For the past five years, Mr. Robertson has been managing his personal investments. Mr. Robertson holds a number of non-profit board appointments and volunteers with many organizations in Houston. Mr. Robertson received a Bachelor of Science from Cornell University and a Masters of Business Administration in Finance from The College of William and Mary.

Mr. Robertson’s significant experience in the banking industry and leadership skills qualify him to serve on our Board. Mr. Robertson utilizes his knowledge of investment and fund management as Chair of the Bank’s Balance Sheet Risk Committee. His business expertise provides additional benefit to the Company as he serves as the Chairman of the Company’s Compensation Committee.
Joseph B. Swinbank.   Mr. Swinbank has served as a director of the Company and Bank since 2013 and is a member of the Company’s Risk Oversight Committee. He previously served as a director of CBTX and CommunityBank beginning in 2013, and in 2017, he began serving on CBTX’s Audit Committee, CBTX’s Corporate Governance and Nominating Committee, and CBTX’s Compensation Committee. Mr. Swinbank served as a director of VB Texas, Inc. and Vista Bank Texas from 2006 until the merger of equals with the Company and the Bank in 2013. Mr. Swinbank is the co-founder of The Sprint Companies, Inc., a Houston based sand and gravel company. Other Sprint Companies of which Mr. Swinbank was a partner included Sprint Ft. Bend County Landfill, Sprint Waste Services, and Sprint Montgomery County Landfill, which were sold in 2022. In 2014, he became a Partner of River Aggregates and A&B Holdco. He continues to be active in investment in new businesses. Mr. Swinbank received his B.S. in Agricultural Economics from Texas A&M University in 1974. Mr. Swinbank has been named a Distinguished Alumni at Texas A&M University for his service to the University, his commitment to the community and successful business career. The new Agricultural Science building at Texas A&M was named in the honor of Joe and Shirley Swinbank in 2020. Mr. Swinbank brings a wealth of business experience, as well as a sharp focus on the financial efficiency and profitability of the Company’s customers, to the Board.
William (Bill) E. Wilson, Jr.   Mr. Wilson has served as a director of the Company since 2017 and is the Chairman of the Company’s Audit Committee. He previously served as a director of CBTX and served as Chairman of its Audit Committee beginning in 2017. He also served as a director of CommunityBank beginning in 2007 and became Chairman of the Bank’s Audit Committee in 2008. Since 1979, Mr. Wilson has served as President and Chief Executive Officer of Bar C Ranch Company, retiring in 2019 as President and assuming the role of Chairman of the Board. The Bar C. Ranch Company is a real estate development company developing and investing in industrial, commercial and office properties in Texas. He has served as Manager and General Partner of Wilson Realty, Ltd., an owner of industrial buildings in Beaumont, Texas, since 1977. As Trustee of the Caldwell McFaddin Mineral Trust and the Rosine Blount McFaddin Mineral Trust, Mr. Wilson has managed large oil and gas mineral holdings across the State of Texas, creating operating leases and purchasing minerals on behalf of the trusts. Mr. Wilson founded Wilson Realty, Ltd. and Wilson & Company, a brokerage and management company. He is a retired Real Estate Broker in the State of Texas and has served as a director and President of the Beaumont Board of Realtors and a director of Texas Association of Realtors. Mr. Wilson has also served on numerous civic and charitable boards in the southeast Texas region. He joined the board of directors of First Security National Bank of Beaumont in 1979 and joined its audit committee in 1981, serving First Security National Bank of Beaumont and its holding company until the bank was acquired by First City Bancorporation of Texas. Mr. Wilson received his B.B.A. in Accounting from The University of Texas at Austin in 1976 and is a licensed Certified Public Accountant. Mr. Wilson’s service as a bank director at other institutions, coupled with his investment, accounting and financial skills adds administration and operational management experiences, as well as corporate governance expertise to the Board. In addition, as a Certified Public Accountant, Mr. Wilson brings extensive accounting, management, strategic planning and financial skills important to the oversight of the Company’s financial reporting, enterprise and operational risk management.
Cynthia A. Dopjera.   Ms. Dopjera has served as a director of the Company and Bank since 2023 and is the Chair of the Bank’s Audit Committee. She also serves as a member of the Company’s Audit Committee. She previously served as a director of Allegiance Bank beginning in 2019. Ms. Dopjera spent the first half of her career holding various operational and executive leadership roles for small community banks as well as large regional banks. In 2000, she joined the Houston-based public accounting firm of Harper & Pearson Company, P.C. where she served as Shareholder, Chairman of the Board and Practice Leader for the Firm’s banking and financial institutions practice. The Firm’s services included financial statement audit, tax preparation, regulatory compliance, loan and asset quality review, model validations, interest rate risk assessments, and the design and implementation of internal controls over financial reporting for large financial institutions and publicly traded institutions regulated under FDICIA and Sarbanes-Oxley. In 2018, Ms. Dopjera retired from the practice of public accounting and currently provides part-time accounting, consulting, and regulatory financial reporting services to bankers and financial institutions. She also serves on the Board of Governors for Stoneybrook Golf & Country Club of Sarasota, Florida. Ms. Dopjera received a Bachelor of Science degree in economics from Siena College in Loundonville, N.Y. and became a licensed Certified Public Accountant in the state of Texas in 1986. Ms. Dopjera’s extensive experience focused on accounting and regulatory reporting for financial institutions provides valuable insights and guidance to the Company’s Board and the Bank’s management team.
Jon-Al Duplantier.   Mr. Duplantier has served as a director of the Company since 2022 and is a member of the Company’s Compensation Committee and Chair of the Corporate Governance and Nominating Committee. He previously served as a director of Allegiance beginning in 2021. Mr. Duplantier enjoyed a 25-year career in the oil and gas industry with Conoco Inc., ConocoPhillips and Parker Drilling Company. Most recently, he served as Parker Drilling’s President, Rental Tools and Well Services, a position he held from April 2018 until his departure in July 2020. Prior to that role, Mr. Duplantier held a series of executive positions at Parker Drilling from 2009 to 2018. In those positions he had responsibility across more than a dozen countries, and his roles included management and oversight of legal affairs, corporate compliance, internal audit, human resources, environmental, safety and procurement. In December 2018, Parker Drilling Company commenced voluntary Chapter 11 proceedings and filed a prearranged plan of reorganization under the U.S. Bankruptcy Code. Prior to joining Parker Drilling, Mr. Duplantier worked for ConocoPhillips from 2002 to 2009, where he held legal and management roles. From 1995 to 2002, Mr. Duplantier served in multiple roles of increasing responsibility at Conoco Inc. Mr. Duplantier holds a Juris Doctorate from Louisiana State University and a Bachelor of Science degree from Grambling State University. Mr. Duplantier serves on the Board of Directors of Sitio Royalties Corp. (NYSE: STR), where he is a member of the Compensation Committee. Mr. Duplantier also serves on the Board of Directors of AltaGas Ltd. (TSX: ALA), where he is a member of the Human Resources and Compensation Committee as well as the Governance Committee. Additionally, Mr. Duplantier serves as a director of Kodiak Gas Services, Inc. (NYSE: KGS) where he is chair of the Nominating, Governance and Sustainability Committee and is a member of the Personnel and Compensation Committee. Mr. Duplantier’s broad experience across commercial, governance and legal aspects of business along with his professional and leadership experience qualify him to serve on our Board, as well as on any of our committees.
Joe E. Penland, Sr.   Mr. Penland has served as a director of the Company since 2023. He previously served as a director of CBTX and CommunityBank of Texas, N.A. beginning in 2007, and served on CBTX’s Corporate Governance and Nominating Committee and the Company’s Compensation Committee. Mr. Penland founded Quality Mat Company, based in Beaumont, Texas, and served as its President from 1974 until August of 2019, when he assumed the title of Chief Executive Officer. Quality Mat Company is one of the largest mat producers in the world and is one of the oldest companies in the business, with the capabilities of producing everything from heavy equipment mats to event matting. Quality Mat Company’s products carry exclusive patents that serve a variety of major industries. Mr. & Mrs. Penland started the Penland Foundation in 2006, a foundation that helps local organizations in his southeast Texas community, as well as Houston. Mr. Penland has significant experience serving on both public and private boards of directors for community banks. Prior to joining the Company’s Board Mr. Penland served as a director of Texas Regional Bancshares, Inc., a Nasdaq listed bank holding company, from 2004 until its merger with BBVA in 2006, and as a director of Southeast Texas Bancshares, Inc. prior to its acquisition by Texas Regional Bancshares, Inc. Mr. Penland brings key leadership, risk management, operations, strategic planning and oil and gas industry expertise that assists the Board in overseeing the Company’s operations in addition to his knowledge of the communities the Company serves.
Tymothi O. Tombar.   Mr. Tombar has served as a director of the Company since 2024 and the Bank since January of 2023 and is a member of the Company’s Audit Committee and Risk Oversight Committee. He is a Co-Founder of Arcadius Capital Partners, an energy private equity firm as well as its predecessor, SW Capital Partners, which invests growth capital into start-ups and early-stage companies in the upstream oil and gas industry since 2011. From 2007 to 2011, he was a Managing Director and co-head of Scotiabank’s Energy Private Equity group. Since 2007, he has served on the boards of more than 15 private oil and gas companies. Prior to April 2007, he was a Vice President with Goldman, Sachs & Co, and led deal teams through sourcing, execution, and management of a variety of primary market energy investments in securities and loans. Prior to that, he worked in Goldman’s Investment Banking Division in New York, London, and Houston, advised several upstream oil and gas, oilfield services and petrochemical clients and executed a variety of transactions for public and private oil and gas companies. Mr. Tombar began his career with Goldman in its Energy & Power Principal Investment Area and Banking Group based in New York in 1994. Mr. Tombar graduated with an M.B.A. from Stanford University’s Graduate School of Business and an A.B. degree in Applied Math from Harvard University. Mr. Tombar serves on the board of directors of Cactus, Inc. (NYSE: WHD), where he is a member of the Audit and Compensation Committees. The Company believes Mr. Tombar’s qualifications to serve on the Board include his Board and executive leadership experience and more than 25 years of investment and finance experience.
John E. Williams, Jr.   Mr. Williams has served as a director of the Company since 2007 and is a member of the Company’s Compensation Committee and Corporate Governance and Nominating Committee. He served as the Chair of the Company’s Corporate Governance and Nominating Committee from 2017 until 2024. He previously served as a director of CBTX and CommunityBank beginning in 2007. He served as Chairman of CBTX’s Corporate Governance and Nominating Committee beginning in 2017. Since 1985, Mr. Williams has served as the managing partner of Williams Hart Law Firm, L.L.P. in Houston, Texas, where he practices in the area of mass tort cases. Mr. Williams currently serves on the Board of Directors for the Houston Astros, and the Houston Police Foundation, and serves on the Board of Advisors for the James A. Baker III Institute for Public Policy at Rice University. Mr. Williams is listed in Top Attorneys in Texas, Best Attorneys in Texas, The Best Lawyers in America, and Texas’ Best Lawyers, and he has been selected as a Super Lawyer every year since 2003. Mr. Williams received a B.B.A. from Baylor University and a J.D. from Baylor School of Law, where he graduated first in his class. Mr. Williams has significant risk management and strategic planning skills. In addition, he brings strong legal, lending and financial skills important to the oversight of the Company’s enterprise and operational risk management.
Executive Officers Who Are Not Also Directors
Okan I. Akin.   Mr. Akin has over two decades of multidisciplinary experience in banking, and he currently serves as Senior Executive Vice President and Chief Risk Officer of the Company and Stellar Bank. His career in banking is marked by a succession of leadership roles, including as President and Chief Risk Officer at Allegiance Bank, and prior to that, Executive Vice President and Chief Administrative Officer at the same institution. Mr. Akin’s banking career began in 2002 at Independence Bank, where he joined as Senior Credit Officer before ascending to the position of President in 2009. From 2010 to 2013, he served as President and CEO of Independence Bank that was acquired by Allegiance Bank in 2013. Following the acquisition of Independence Bank, he served in the roles of Regional President, Deputy Chief Credit Officer, and Chief Administration Officer. Mr. Akin’s academic achievements include an MBA and a Bachelor of Arts in Finance & Marketing, both from the University of Houston.
Paul P. Egge.   Mr. Egge serves as Senior Executive Vice President and Chief Financial Officer of the Company and Stellar Bank. He joined Allegiance Bank and Allegiance in 2016 serving as Executive Vice President and Chief Financial Officer prior to the completion of the Merger. He has over 20 years of financial services experience as an executive and previously as an investment banker focused on providing strategic and capital markets advisory services to banks and specialty finance companies. Prior to joining Allegiance in 2016, he served as Director of Capital Planning and Corporate Development for Cadence Bank and as an investment banker for Robert W. Baird & Co. He graduated cum laude with a bachelor’s degree in economics and finance from the College of William & Mary and holds an MBA from the Kellogg School of Management at Northwestern University.
Justin M. Long.   Mr. Long serves as Senior Executive Vice President, General Counsel and Corporate Secretary of Stellar and Stellar Bank. He previously served as Senior Executive Vice President, General Counsel and Corporate Secretary of CommunityBank and CBTX beginning April 2019. Mr. Long served as a partner at Norton Rose Fulbright US LLP from 2016 to 2019 where he represented financial institutions in corporate and regulatory matters, including CBTX’s initial public offering. Prior to joining Norton Rose Fulbright, he was a partner at Bracewell LLP where he represented financial institutions in corporate and regulatory matters. Mr. Long received a bachelor’s degree in finance from the University of Texas at Austin and graduated from the University of Texas School of Law.
Ramon A. Vitulli, III.   Mr. Vitulli serves as director and Chief Executive Officer of Stellar Bank and President of Stellar. He previously served as Chief Executive Officer and director of Allegiance Bank and a director and President of Allegiance prior to the completion of the Merger. He has over 30 years of banking experience, getting his start as a loan review examiner at Charter National Bank in Houston, then moving to Sterling Bank until joining Allegiance Bank in 2007, prior to the bank’s opening. Mr. Vitulli serves on the Boards of Texas Bankers Association, CHRISTUS Foundation for HealthCare, and St. Pius X High School Foundation. He is a graduate of The University of Texas at Austin with a BBA in Finance.
Joe F. West.   Mr. West serves as Senior Executive Vice President and Chief Credit Officer of Stellar and Stellar Bank. He previously served as Senior Executive Vice President and Chief Credit Officer of CommunityBank since 2013. Mr. West joined CommunityBank in 2013 via the merger of CBTX and Vista Bank Texas where he was Executive Vice President and Senior Credit Officer since 2006. Prior to Vista Bank Texas, Mr. West served as Senior Credit Officer at Horizon Capital Bank in Houston. In his capacity as Chief Credit Officer, he is responsible for loan asset quality, loan policy and the Bank’s loan approval process. Mr. West has over 40 years of experience in banking and graduated with a BBA in Accounting from Baylor University in 1978 and is a licensed Certified Public Accountant.

BOARD AND COMMITTEE MATTERS
Board Meetings
Our Board met five times during 2024 (including regularly scheduled and a special meeting). During 2024, all of our directors except one attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director) and (ii) the total number of meetings of all committees of the Board on which he or she served (during the period that he or she served).
Director Attendance at Annual Meeting
The Board encourages all directors to attend the annual meeting of shareholders. Twelve (12) of our directors attended the 2024 annual meeting of shareholders.
Board Leadership Structure
Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes that it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the Board. In addition to Mr. Franklin serving as Chief Executive Officer, Mr. Retzloff serves as Executive Chairman of the Company and our Board elected John Beckworth to serve as Lead Independent Director. Our Board believes that this structure makes the best use of the knowledge and experience inherent in our organization following the Merger.
The Lead Independent Director must be independent by New York Stock Exchange (the “NYSE”) rules and chairs each executive session; will meet with any director who is not adequately performing his or her duties as a member of the Board or any committee; facilitates communications between other members of the Board and the Executive Chairman or Chief Executive Officer; monitors, with the assistance of the Company’s General Counsel, communications from shareholders and other interested parties and provides copies or summaries to the other directors as he considers appropriate; works with the Executive Chairman in the preparation of the agenda for Board meetings and in determining the need for special meetings of the Board; and otherwise consults with the Executive Chairman of the Board, the Chief Executive Officer and members of the Corporate Governance and Nominating Committee on matters relating to corporate governance and Board performance.
Our Board believes that its current structure, with separate Executive Chairman, Chairman and Chief Executive Officer roles and a Lead Independent Director is in the best interests of the Company and its shareholders at this time.
Executive Sessions
The independent directors of the Company hold executive sessions from time to time without the Chief Executive Officer or any management director present. The Company’s Corporate Governance Guidelines provide that the Company’s independent directors will meet at least twice a year in executive session. During 2024, four (4) executive sessions were held.
Board Composition and Specified Period Governance
The Board currently consists of fourteen members. In accordance with the Company’s bylaws, members of the Board are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class III directors expires at this year’s annual meeting. The terms of the Class I and Class II directors expire at the annual meeting of shareholders in 2026 and 2027, respectively. Accordingly, if the five Class III director nominees are elected at the annual meeting, the composition of our Board will be four Class I directors, five Class II directors and five Class III directors.
In accordance with our bylaws, until the third anniversary of the effective time of the Merger or October 1, 2025 (the “Specified Period”), the Board shall be comprised of fourteen (14) Directors, of which seven (7) shall be directors that were serving as directors of CBTX immediately prior to the effective time of the Merger (“Legacy CBTX Directors”) (one of whom shall be Mr. Franklin), and seven (7) shall be directors that were serving as directors of Allegiance immediately prior to the effective time of the Merger (“Legacy Allegiance Directors”) (one of whom shall be Mr. Retzloff). The Legacy CBTX Directors and the Legacy Allegiance Directors shall be, as nearly evenly as is practicably possible, apportioned among the different classes of the Board in accordance with the terms of the bylaws.
Subject to the requirements described above, any director vacancy existing on or occurring after the election may be filled by a majority vote of the remaining directors, even if the remaining directors constitute less than a quorum of the full Board. The number of directors may be changed only by resolution of the Board.
As discussed in greater detail below, the Board has affirmatively determined that twelve of our fourteen current directors qualify as independent directors under the applicable rules of the NYSE and the SEC.
Director Independence
Under NYSE rules, a majority of the members of our Board are required to be independent. The rules of NYSE, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.
Our Board has evaluated the independence of each director and each unaffiliated nominee for director based upon these rules. By applying these rules, our Board has affirmatively determined that, with the exception of Messrs. Franklin and Retzloff, each of our current directors, and Ms. Bellows, qualify as an independent director under applicable rules. In making these determinations, our Board considered the current and prior relationships that each director has and has had with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of common stock by each director, and the transactions described under the section titled “Certain Relationships and Related Person Transactions.” The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.
Risk Management and Oversight
Our Board is responsible for oversight of management and the business and affairs of the Company, including those relating to management of risk. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us and reviews the steps taken by management to manage those risks. Our risk management program is designed to identify, assess, and mitigate risks across various aspects of our Company, including financial, operational, regulatory, reputational, cyber and legal. The Board is actively involved in oversight of the Company’s risk management program. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas as described in the section entitled “— Committees of the Board.”
Director Nominations
The Corporate Governance and Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the Board. The Corporate Governance and Nominating Committee also considers director candidates recommended by shareholders who appear to be qualified to serve on the Board and meet the criteria for nominees considered by such committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, it will consider only those director candidates recommended in accordance with the procedures set forth in the section titled “— Procedures to be Followed by Shareholders For Director Nominations.”

Criteria for Director Nominees
The Company has adopted a set of criteria that the Corporate Governance and Nominating Committee considers when it selects individuals to be nominated for election to the Board, which are set forth in our Corporate Governance Guidelines. In addition to reviewing the background and qualifications of the individuals considered in the selection of candidates, the Corporate Governance and Nominating Committee looks at a number of attributes and criteria, including: experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Corporate Governance and Nominating Committee considers appropriate in the context of the needs of the Board. The Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity; however, the Board and Corporate Governance and Nominating Committee believe that it is essential that the Board’s members represent diverse perspectives.
The Corporate Governance and Nominating Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board at the time. The Corporate Governance and Nominating Committee will strive to maintain at least one director who meets the definition of “audit committee financial expert” under the regulations of the SEC.
In addition, prior to nominating an existing director for re-election to the Board, the Corporate Governance and Nominating Committee considers and reviews an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.
Process for Identifying and Evaluating Director Nominees
Pursuant to the Corporate Governance and Nominating Committee charter and the Corporate Governance Guidelines, each as approved by the Board, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, recruiting, interviewing and selecting individuals who may be nominated for election to the Board.
The Corporate Governance and Nominating Committee continuously reviews the changing business and macroeconomic environment that the Company operates in as well as the risks presented by changing business conditions to align the membership of the Board with the Company’s strategic plan, growth opportunities and challenges. The Corporate Governance and Nominating Committee evaluates the current Board skills, experience, expertise and other attributes when making decisions regarding the nomination of new and incumbent directors. The decision regarding the renomination of an incumbent director is determined based on the evaluation of contributions to the work of the Board and relevant committees, meeting attendance, skill set and overall contributions to the Company and the communities it serves. When the Corporate Governance and Nominating Committee determines to add a new director, consideration is given to the skills, qualifications, and personal qualities outlined above. In addition, given the time commitment required for effective board service in the financial services industry, the Corporate Governance and Nominating Committee also considers the professional obligations and other commitments of Board candidates, as well as service on other boards, to ensure that a director has sufficient time to devote to the duties and responsibilities of service on the Company’s Board.
The Corporate Governance and Nominating Committee believes that it is critical to maintain an appropriate balance of tenure on the Board to enable the Company, its employees, customers and shareholders to benefit from the business, industry and other experiences of longer serving directors, as well as the fresh perspectives that new directors add, while acknowledging the value of continuity as Board composition evolves. As a result of this philosophy, the Corporate Governance and Nominating Committee evaluates refreshment and new additions to the Board. Since 2023 and without taking into consideration members added to the Board as a result of the Merger, the Company has added two new members to the Board, and the Corporate Governance and Nominating Committee has nominated one new individual for membership on the Board at the annual meeting.
The process that the Corporate Governance and Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board is set forth below.

Identification.   For purposes of identifying nominees for the Board, the Corporate Governance and Nominating Committee will rely on personal contacts of the members of the Board as well as their knowledge of members of the communities served by the Company and the use of professional search firms. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below in the section titled “— Procedures to be Followed by Shareholders For Director Nominations.” The Corporate Governance and Nominating Committee has not previously used an independent search firm in identifying nominees.
Evaluation.   In evaluating potential nominees, the Corporate Governance and Nominating Committee determines whether the candidate is eligible and qualified for service on the Board by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Corporate Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate.
Procedures to be Followed by Shareholders For Director Nominations
Any shareholder of the Company entitled to vote in the election of directors may recommend to the Corporate Governance and Nominating Committee one or more persons as a nominee for election as director at a meeting only if such shareholder has given timely notice in proper written form of such shareholder’s intent to make such nomination or nominations. To be timely in connection with an annual meeting, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 nor more than 150 calendar days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then to be timely such notice must be received by the Company no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Company or the day on which public announcement is first made of the date of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of the notice required by the bylaws.
To be in proper written form, a shareholder’s notice to the Secretary of the Company must set forth the information summarized below and otherwise comply with the terms of the Company’s bylaws:
•
as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected;

•
as to the shareholder giving the notice, the name and address of such shareholder and any shareholder associated person; the class and number of shares of the Company and other economic and voting interests or similar positions, securities or interests held by such shareholder or shareholder associated person;

•
a description of any material relationships, including financial transactions and compensation, between the shareholder giving the notice and any shareholder associated person, on the one hand, and the proposed nominee or nominees, and such nominee’s affiliates and associates, or others acting in concert with the nominee, on the other hand;

•
a completed independence questionnaire regarding the proposed nominee or nominees;

•
a written representation from such proposed nominee or nominees that they do not have, nor will they have, any undisclosed voting commitments or other arrangements with respect to their actions as a director;

•
a written representation from such proposed nominee or nominees that they comply with all applicable corporate governance policies and eligibility requirements; and any other information reasonably requested by the Company.

Shareholder nominations should be addressed to the Secretary of Stellar Bancorp, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046.

A nomination not made in compliance with the foregoing procedures will not be eligible to be voted upon by the shareholders at the meeting. The Corporate Governance and Nominating Committee has the power and duty to determine whether a nomination was made in accordance with procedures set forth above and, if any nomination is not in compliance with the procedures set forth above, to declare that such defective nomination will be disregarded.
Board Composition
We believe that it is important that our Board is composed of individuals who have the skills, backgrounds, experience and perspectives that are aligned with the Company’s strategy and necessary for the oversight of our business and who reflect our employees, shareholders and communities that we serve. Our Corporate Governance and Nominating Committee has focused on a process to evaluate the Board, refreshment and potential succession as the Company has grown and the needs of the Board expanded. We believe that the members of our Board are well-qualified and reflect the demographics, personal characteristics and backgrounds within our markets. The table below outlines skills, expertise, backgrounds and other qualifications that the Corporate Governance and Nominating Committee believes are important to be represented on the Board in order to provide effective oversight of the Company’s business and the execution of the Company’s strategic goals and objectives.
Board Skills/Qualifications and Experience
•
CEO/ leadership experience

•
Financial Services Industry experience (CRE and ALCO)

•
Finance/ accounting/ audit

•
Marketing

•
Technology/ cyber security/ data integration security

•
Public company board experience

•
Regulatory/ risk management

•
Corporate Governance/ Legal

•
Talent Management/ succession planning

•
Community involvement/ leadership

•
Education/ Accreditations/ Entrepreneurial

Committees of the Board
Our Board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Below is a summary of our current committee structure and membership information:
	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Risk Oversight Committee
John Beckworth
Cynthia A. Dopjera	FE
Jon-Al Duplantier			C
Robert R. Franklin, Jr.
Michael A. Havard	FE
Frances H. Jeter				C
Joe E. Penland, Sr.
Reagan A. Reaud
Steven F. Retzloff
Fred S. Robertson		C
Joseph B. Swinbank
Tymothi O. Tombar	FE
John E. Williams, Jr.
William E. Wilson, Jr.	C, FE

C = Chairperson; FE = Financial Expert
Our Board may establish additional committees as it deems appropriate, in accordance with applicable law and regulations and our certificate of formation and bylaws.
Audit Committee
The members of the Audit Committee are Cynthia A. Dopjera, Michael A. Havard, Tymothi O. Tombar, and William E. Wilson, Jr., with Mr. Wilson serving as chairperson. Our Board has evaluated the independence of each of the members of the Audit Committee and has affirmatively determined that (i) each of the members meets the definition of an “independent director” under applicable NYSE rules; (ii) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service; and (iii) each of the members is financially literate. In addition, the Board has affirmatively determined that each of Mr. Wilson, Mr. Havard, Mr. Tombar and Ms. Dopjera have the requisite financial sophistication due to their respective experience and background to qualify as an “audit committee financial expert” as defined by the SEC and as required by NYSE rules. The Audit Committee met eight times in 2024.
The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements and, in that regard, assist the Board in its oversight of:
•
the integrity of the Company’s financial statements;

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the selection, engagement and management of the independent registered public accounting firm (the “Independent Auditor”) that audits and reports on the Company’s consolidated financial statements;

•
the performance of the Company’s internal audit function and the Independent Auditor;

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the review of reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports;

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the Company’s compliance with legal and regulatory requirements related to its financial statements and reporting; and

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such other matters assigned to the Audit Committee.

The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Audit Committee separately meets with the Company’s executive officers, internal and external counsel, independent registered public accounting firm and management. The Audit Committee also receives reports regarding issues such as the status and findings of audits being conducted by the internal auditors and the independent registered public accounting firm, the status of material litigation and accounting changes that could affect the Company’s financial statements and proposed audit adjustments, if any.
The Audit Committee has adopted a written charter, which sets forth the Audit Committee’s duties and responsibilities. The Audit Committee charter is available on our website at www.stellar.bank under Investor Relations/Corporate Governance/Governance Documents. This website is not incorporated by reference in this proxy statement.
Compensation Committee
The members of the Compensation Committee are Jon-Al Duplantier, Michael A. Havard, Fred S. Robertson and John E. Williams, Jr., with Mr. Robertson serving as chairperson. Our Board has evaluated the independence of each of the members of the Compensation Committee and has affirmatively determined that each meets the definition of an “independent director” under the applicable NYSE and SEC rules. The members of the Compensation Committee also satisfy the independence requirements and additional independence criteria under Rule 10C-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee met six times in 2024. The Compensation Committee charter requires the Compensation Committee to meet at least twice each year.
The purpose of the Compensation Committee is to assist the Board in its oversight of:
•
the Company’s overall compensation philosophy, structure, policies and programs and assessment of whether the compensation structure establishes appropriate incentives to officers and employees and meets the Company’s corporate objectives;

•
compensation of the Company’s Chief Executive Officer and his or her direct reports, any officer that may be designated by the Committee from time to time, and any other officer of the Company that meets the definition of an “officer” under Rule 16a-1(f) under the Exchange Act;

•
administration of the Company’s equity-based compensation plans for all employees (including the executive officers of the Company); and

•
such other matters assigned to the Compensation Committee.

The Compensation Committee has the following specific duties and responsibilities:
•
The Committee will review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and determine and approve the Chief Executive Officer’s annual compensation, annual incentive opportunities (including equity and non-equity incentives) and any other matter relating to the compensation of the Chief Executive Officer based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee should consider, among other factors, the Company’s performance and shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the Company’s other executive officers.

•
The Committee will review and determine the annual compensation, annual incentive opportunities (including equity and non-equity incentives) and any other matter relating to the compensation of the executive officers, including any special or supplemental compensation or benefits, such as supplemental retirement benefits and perks provided during or after the employment of such officers. The Committee will also perform an annual review to determine which individuals meet the definition of executive officers.

•
Neither the Executive Chairman nor the Chief Executive Officer may be present for any deliberations or voting with respect to the determination of his or her compensation, but may be present and make recommendations with respect to the compensation of the other executive officers. In making such determinations, the Committee shall consider, in addition to relevant market and peer group compensation data, recommendations of the Committee’s independent compensation consultant, the Company’s strategic goals and objectives, performance metrics, the results of the most recent shareholder advisory vote related to such compensation (“Say on Pay Vote”), or any other factors the Committee deems appropriate.

•
The Committee will review and determine, and make recommendations to the Board with respect to, all employment agreements, non-qualified deferred compensation plans, severance or termination agreements, change in control agreements or similar agreements proposed to be provided to the Executive Officers or entered into between any executive officer and the Company.

•
The Committee will periodically review and determine, and recommend to the Board, the Company’s compensation philosophy, strategy, and principles with respect to the compensation of the Company’s Board and executive officers In this regard, the Committee will periodically review and revise as necessary a peer group of companies against which to assess the Company’s compensation programs and practices to ensure that such programs and practices are competitive and support the Company’s business strategy and objectives.

•
The Committee will establish policies or practices for the timing of equity grants and monitor compliance with these policies or practices.

•
The Committee will review and determine the establishment of the performance metrics and measures applicable to each performance-based award to be made under any incentive plan, and the applicable performance targets and potential payouts for each such performance measure for each such award granted under an incentive plan.

•
The Committee will have separate but concurrent authority, except as provided below, to take all actions required or permitted, without any action of the full Board, under the terms of each of the incentive plans.

•
The Committee will review and recommend action by the Board on the following matters: (i) the adoption, modification or termination of any incentive plan or other executive benefit plan (including employee benefit and incentive plans of the Company’s subsidiary, Stellar Bank); (ii) the reservation of authorized and unissued shares of the common stock of the Company for issuance upon the exercise or vesting of grant awards under any of the incentive plans, for use in settlement of grants or awards under the incentive plans or as contributions or sales to any trustee of an incentive plan; and (iii) the purchase of shares of the common stock of the Company upon exercise or vesting of grants under the incentive plans, for use in payments of grants or awards under the incentive plans and for transfer as contributions or sales to any trustee of an incentive plan. In making such determinations, the Committee shall consider the results of the most recent Say on Pay Vote, as applicable.

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The Committee will review with the Chief Executive Officer (except with respect to matters directly related to compensation of the Chief Executive Officer) and approve all equity-based and incentive- based compensation payable to all executive officers, whether under the incentive plans or any other plan, agreement or arrangement. The Committee may also consult with the Chief Executive Officer and/or other members of the management team with respect to the equity-based compensation under the incentive plans and any incentive-based compensation payable to employees who are not executive officers. Such review and consultation may include establishing criteria for the terms of awards granted to participants under the incentive plans, granting awards in accordance with such criteria, and exercising all authority granted to the Board under the incentive plans. In making such determinations, the Committee shall consider the results of the most recent Say on Pay Vote, as applicable.
•
The Committee will consult with the Chief Executive Officer regarding a succession plan for the executive officers of the Company, including the Chief Executive Officer. As part of this process, the Committee will review the leadership development process for senior management positions. The Committee also will review compensation, incentive and other programs to promote such development. The succession plan will be reviewed annually by the Committee and subsequently by the Board.

•
The Committee will review the performance of the executive officers for each fiscal year.

•
The Committee will review annually and recommend to the Board the non-management director compensation program for each year to compensate non-management directors for their service on the Board and Board committees, or on the board or a board committee of any of the Company’s subsidiaries.

•
The Committee will at least annually review the overall performance, effectiveness, operation, compliance and administration of the incentive plans.

•
The Committee will oversee the assessment of risk associated with the Company’s compensation plans, policies and practices and determine whether such policies and practices are reasonably likely to have a material adverse effect on the Company.

•
The Committee will oversee the Company’s compliance with SEC rules and NYSE listing requirements regarding the Company’s policy for clawback, or recoupment, of incentive compensation.

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The Committee will have sole and exclusive authority, without prior approval of the full Board, to administer the incentive plans with respect to employees and consultants who are subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act for the purposes and with the intent of having the exemption provided under Rule 16b-3 promulgated under the Exchange Act available to the directors of the Company and those officers of the Company subject to the provisions of Section 16(b) of the Exchange Act.

•
The Committee will oversee and make recommendations to the Board regarding the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and golden parachute compensation, and the requirement under the NYSE Rules that, with limited exceptions, shareholders approve equity compensation plans. The Committee will also review any proxy statement disclosures related to any of the foregoing.

•
The Committee will review and recommend to the Board for approval the frequency with which the Company will conduct Say on Pay Votes, considering applicable rules and regulations and best governance practices. The Committee will review the results of the Company’s most recent Say on Pay Vote and the feedback received from shareholders as a result of any engagement efforts undertaken by the Company to determine whether any changes are necessary to the Company’s compensation program and policies.

•
In connection with the Company’s proxy statement and annual report on Form 10-K, the Committee will review and discuss with management the Compensation Discussion and Analysis (“CD&A”) to the extent required by SEC Regulation S-K, Item 402. Based on such review and discussion, the Committee will determine whether to recommend to the Board that the CD&A in the form prepared by management be included in the proxy statement and incorporated by reference in the annual report on Form 10-K. The Committee will also prepare the Compensation Committee Report required by SEC Regulation S-K, Item 407(e)(5) for inclusion in the proxy statement and incorporation by reference in the annual report on Form 10-K.

•
The Committee will oversee the Company’s compliance with the requirements set forth in the Guidance on Sound Incentive Compensation Policies issued by the Federal Reserve Board and other federal banking regulators, which include (1) designing, implementing and monitoring incentive compensation plans and arrangements that provide employees with incentives that do not encourage excessive risk-taking beyond the organization’s ability to effectively identify and manage risk, are compatible with effective controls and risk management, and are supported by strong corporate governance; (2) ensuring that risk management personnel are involved in designing incentive compensation plans and arrangements and assessing their effectiveness in restraining excessive risk-taking; and (3) overseeing regular internal reviews to ensure that the organization’s processes for achieving and maintaining balanced incentive compensation plans and arrangements are consistently followed. The Committee will meet, at least annually, with the Company’s Risk Committee to discuss and report the Committee’s risk assessment in relation to the Company’s incentive compensation policies, plans and programs.
•
The Committee will perform any other responsibilities consistent with this Charter, the Company’s corporate governance documents, applicable laws and regulations and the NYSE Rules, as the Committee or the Board deems necessary or appropriate and will report to the Board regarding its actions and activities.

•
The Committee will maintain a written charter which details its purpose and responsibilities and make such charter available on the Company’s website and disclose the web address of such charter in the Company’s proxy statement every three years.

•
The Committee will review, at least annually, the adequacy of its Charter and recommend any proposed changes to the Corporate Governance and Nominating Committee, and the Board. The Committee will conduct, and report to the Board the results of, an annual performance evaluation of the Committee, which evaluation will compare the performance of the Committee with the requirements of this Charter.

After due consideration of factors set forth in the Compensation Committee’s charter, the Compensation Committee may retain a compensation consultant, legal counsel or other experts or advisers as it deems appropriate to carry out its duties. The Compensation Committee independent of management retained NFP Compensation Consulting as a compensation consultant in 2024 to provide services related to a peer group compensation study, which was used in the Compensation Committee’s review and determination of 2024 director and named executive officer compensation. NFP Compensation Consulting provided services to the Company in 2024 and was paid less than $120,000 during the year. There are no known conflicts of interests between NFP Compensation Consulting and the Company. In September 2024, the Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon plc (Aon), as its independent Compensation Committee advisor to assist with the design of the Company’s executive compensation program to ensure that it is competitive with market practices, aligns executive pay with performance and reinforces our business strategy to create sustainable value for shareholders in 2024 and beyond. See “Executive Compensation and Other Matters — Compensation Discussion and Analysis — Compensation Determination Process — Role of the Independent Compensation Consultant” on page 40.
The Compensation Committee has adopted a written charter, which sets forth the Compensation Committee’s duties and responsibilities. The Compensation Committee charter is available on our website at www.stellar.bank under Investor Relations/Corporate Governance/Governance Documents. This website is not incorporated by reference in this proxy statement.
Corporate Governance and Nominating Committee
The members of our Corporate Governance and Nominating Committee are John Beckworth, Jon-Al Duplantier, Reagan A. Reaud and John E. Williams, Jr., with Mr. Duplantier serving as chairperson. Our Board has evaluated the independence of each of the members of the Corporate Governance and Nominating Committee and has affirmatively determined that each of the members meets the definition of an “independent director” under the applicable NYSE and SEC rules. The Corporate Governance and Nominating Committee met six times in 2024. The Corporate Governance and Nominating Committee did not retain the services of any third party to identify, evaluate or assist in identifying or evaluating potential Board nominees during 2024.

The purpose of the Corporate Governance and Nominating Committee is to assist the Board by:
•
identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meetings of shareholders or for filling vacancies arising on the Board;

•
evaluating the tendered resignation of any director and providing a recommendation to the Board on whether to accept such resignation;

•
overseeing the corporate governance of the Company, including recommending to the Board Corporate Governance Guidelines;

•
recommending to the Board director nominees for each standing committee of such Board;

•
advising the Board with respect to Board composition, procedures and committees;

•
overseeing the evaluation of the Board;

•
supporting the Company’s commitment to environmental, social and corporate governance matters relevant to the Company; and

•
attending to such other responsibilities assigned to the Corporate Governance and Nominating Committee.

Our Corporate Governance and Nominating Committee has adopted a written charter, which sets forth the Corporate Governance and Nominating Committee’s duties and responsibilities. The Corporate Governance and Nominating Committee charter is available on our website at www.stellar.bank under Investor Relations/Corporate Governance/Governance Documents. This website is not incorporated by reference in this proxy statement.
Our Corporate Governance and Nominating Committee will consider shareholder recommendations for nominees, provided that such shareholder complies with the procedures described in the section titled “— Procedures to be Followed by Shareholders For Director Nominations.”
Risk Oversight Committee
The members of the Risk Oversight Committee are Frances H. Jeter, Reagan A. Reaud, Joseph B. Swinbank and Tymothi O. Tombar, with Ms. Jeter serving as chairperson. The Risk Oversight Committee met four times in 2024.
The purpose of the Risk Oversight Committee is to assist the Board in fulfilling its oversight responsibilities with regard to the enterprise risk management (“ERM”) of the Company and its subsidiaries, including the Bank, and the compliance framework and governance structure that supports it.
Our Risk Oversight Committee has adopted a written charter, which sets forth the Risk Oversight Committee’s duties and responsibilities. The Risk Oversight Committee charter is available on our website at www.stellar.bank under Investor Relations/Corporate Governance/Governance Documents. This website is not incorporated by reference in this proxy statement.
Director Compensation
We pay our directors annual retainers and fees based on their participation in Board meetings held throughout the year. In addition, the Company pays annual retainers and fees based on participation in committee meetings as described below. Directors who are employed by us, the Bank or both do not receive remuneration for serving as a director of the Bank or us but are compensated in their capacity as employees.

The following are the 2024 fees paid to non-employee directors annually for their service:
Fee	Amount ($)
Annual Retainer:
Annual Cash Retainer	$40,000
Lead Independent Director Retainer	15,000
Committee Retainer Fee:
Audit Committee Chairperson	10,000
Audit Committee Member	7,500
Compensation Committee Chairperson	10,000
Compensation Committee Member	7,500
Corporate Governance and Nominating Committee Chairperson	7,500
Corporate Governance and Nominating Committee Member	5,000
Risk Oversight Committee Chairperson	10,000
Risk Oversight Committee Member	7,500
Meeting Fees:
Board Meeting	750
All Committees	750
Equity Awards
Award of restricted stock (target value)	60,000
On June 1, 2024, each director was each awarded 2,660 shares of restricted stock representing a target value of $60,000. These restricted stock awards will vest on May 1, 2025, subject to the director’s continuing service with the Company or any of its subsidiaries through that date.
The Company anticipates that annual awards of restricted stock having a target value of $60,000 will be made to directors in conjunction with the annual meeting of shareholders, anticipated to occur annually in the month of May. The terms of the annual restricted stock awards are expected to provide for vesting on May 1 in the year following the grant, subject to the director’s continuing service with the Company or any of its subsidiaries through the applicable vesting date.
The following table sets forth compensation paid or earned during 2024 to each of the directors other than Robert R. Franklin, Jr. and Steven F. Retzloff, whose compensation is described below in the “Summary Compensation Table.” The table also includes compensation earned by each director that is attributable to their service as a director of the Company and Bank.
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
John Beckworth	$68,250	$60,000	$1,335	$129,585
Cynthia A. Dopjera	103,333	60,000	846	164,179
Jon-Al Duplantier	67,750	60,000	1,335	129,085
Michael A. Havard	69,250	60,000	1,335	130,585
Frances H. Jeter	65,250	60,000	1,335	126,585
Joe E. Penland, Sr.	43,000	60,000	1,335	104,335
Reagan A. Reaud	63,750	60,000	1,335	125,085
Fred S. Robertson	84,500	60,000	1,335	145,835
Joseph B. Swinbank	88,500	60,000	1,335	149,835
Tymothi O. Tombar	97,500	60,000	—	157,500
John E. Williams, Jr.	63,750	60,000	1,335	125,085
William E. Wilson, Jr.	59,750	60,000	1,335	121,085

(1)
The amounts shown in this column include annual retainer and meeting fees for serving on the Company’s and the Bank’s Board and any of their respective committees for the period from January 1, 2024 to December 31, 2024.

(2)
As of December 31, 2024, each director had 2,660 shares of unvested restricted stock that vest on May 1, 2025.

(3)
For each director, the amount shown in this column as “all other compensation” represents dividends earned on shares of restricted stock that vested May 1, 2024.

All non-employee directors have been and will continue to be reimbursed for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board or any committees thereof. Directors are also entitled to the protection provided by the indemnification provisions in our certificate of formation and bylaws, as well as the certificate of formation and bylaws of the Bank if a Bank director, and separate indemnification agreements between each director and the Company. Additionally, the Company maintains a directors and officers insurance policy.

CERTAIN CORPORATE GOVERNANCE MATTERS
Shareholder Engagement
Our Board of Directors reviews the Company’s corporate governance on an ongoing basis, including emerging trends and best practices in governance matters. As part of our commitment to effective corporate governance practice, our Corporate Governance and Nominating Committee oversaw a proactive shareholder engagement initiative following the 2024 annual meeting of shareholders. The feedback received from shareholders during these meetings helps inform the Board’s decision making related to corporate governance matters.
We reached out to sixteen of our largest institutional shareholders to invite them to join engagement sessions with members of our Corporate Governance and Nominating Committee and executive management. As a result of this outreach, we spoke with seven shareholders representing 34% of our outstanding shares. In these meetings, we provided updates on topics of shareholder interest, addressed shareholder questions and solicited shareholders’ perspectives and feedback. Feedback received during these meetings was presented to and discussed by the Corporate Governance and Nominating Committee, Compensation Committee and the entire Board.
The focus of these sessions during 2024 and January of 2025 was generally on governance matters and frequently discussed topics included the following:
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existing governance provisions driven in part by the Merger including the classified structure of the Board and sunset provisions;

•
shareholders views and use of guidance of shareholder service recommendations and guidelines;

•
voting standards for the election of directors, director resignation policies and state law requirements; and

•
stock ownership guidelines and insider ownership.

Additionally, our shareholder engagement sessions also discussed executive compensation matters. Additional information on the shareholder feedback on our executive compensation program is set forth at “Executive Compensation and Other Matters — Compensation Discussion and Analysis — Shareholder Engagement and Say-On-Pay.”
Proposed Governance Changes
Based on the conversations and feedback received from shareholders during the engagement process, as well as research and decisions reached by the Corporate Governance and Nominating Committee, the Corporate Governance and Nominating Committee recommended, and the Board approved, the following changes to the Company’s corporate governance structure and policies during 2024. Certain of these changes require shareholder approval and shareholders are being asked to consider these actions at this year’s annual meeting.
Declassification of the Board.    As part of its review, the Corporate Governance and Nominating Committee considered aspects of the corporate governance of the Company in place in connection with the Merger, such as the classified board structure. In connection with this review, the Corporate Governance and Nominating Committee understands that corporate governance best practices have moved away from the classified board structure in favor of electing all directors annually and recommended to the Board that it is in the best interests of the Company and its shareholders to declassify the Board. After careful consideration of these issues, and consistent with the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors determined that the Charter Amendment is in the best interests of the Company and its shareholders, has approved the amendment to our Charter and has submitted the Charter Amendment to shareholders for approval at this year’s annual meeting. See “Proposal 2 — Amendment to Certificate of Formation to Phase out Classified Board Structure” beginning on page 33 of this proxy statement for additional information regarding this proposed change to the classified structure of our Board of Directors.

Corporate Governance Guidelines and Stock Ownership Guidelines.    The Corporate Governance and Nominating Committee also considered the Company’s Corporate Governance Guidelines. As part of its review, the Corporate Governance and Nominating Committee recognized broad support for stock ownership guidelines and that the number of publicly traded companies that have adopted stock ownership guidelines has grown dramatically over the past ten years. The Corporate Governance and Nominating Committee also considered that stock ownership guidelines create alignment between shareholders and executives and they also:
•
encourage management to act like owners of the Company;

•
focus management on long-term shareholder value creation; and

•
help to minimize excessive risk-taking because short-term decision-making at the expense of long-term success could adversely affect the stock price.

Based on its considerations, the Corporate Governance and Nominating Committee recommended to the Board that it approve stock ownership guidelines and, effective February 26, 2025, the Board approved the same. For additional information on the stock ownership guidelines, please see “Executive Compensation and Other Matters — Compensation Discussion and Analysis — Other Compensation Policies and Practices — Stock Ownership Guidelines” and “— Post-Vesting Holding Requirements” for additional information regarding the Stock Ownership Guidelines adopted by the Board.
Director Resignation Policy.   The Corporate Governance and Nominating Committee considered feedback from shareholders and guidelines of proxy advisory firms on the voting standard for the election of directors, including the desire for a majority vote standard in uncontested elections of directors. The Corporate Governance and Nominating Committee considered the provisions of the Company’s Charter that provide directors shall be elected by a plurality of the votes at a meeting at which a quorum is present, which is the standard provided for Texas corporations under the Texas Business Organizations Code (“TBOC”). The Corporate Governance and Nominating Committee also evaluated use of a Director Resignation Policy as an alternative to a majority voting standard and recommended the Board approve the Director Resignation Policy. On February 26, 2025, the Board adopted a Director Resignation Policy that requires a director to offer to resign on the occurrence of certain specified events, such as the director’s failure to receive a majority of the votes cast (or other applicable voting requirement) in an election.
Amended and Restated Bylaws.   The Corporate Governance and Nominating Committee considered the Company’s Bylaws as part of its ongoing review of governance matters and shareholder feedback, including requests from shareholders seeking to enhance shareholder rights. Based on that review, the Corporate Governance and Nominating Committee recommended to the Board that it approve amended and restated Bylaws that address the following:
•
Shareholders Ability to Call a Special Meeting.   The Bylaws provide shareholders with the ability to call a special meeting. The Corporate Governance and Nominating Committee also reviewed the provisions of the TBOC that the holders of the percentage of shares specified in the certificate of formation of a Texas, not to exceed 50 percent of the shares entitled to vote or, if no percentage is specified, at least 10 percent of all of the shares of the corporation entitled to vote at the proposed special meeting. The Corporate Governance and Nominating Committee discussed the goal to enhance shareholder rights and ensure that shareholders have a meaningful ability to influence corporate governance decisions while balancing the need for shareholder rights with the potential risks of frequent special meetings. As a result of its review, the Corporate Governance and Nominating Committee recommended to the Board that the Company’s Bylaws be amended to provide the ability of shareholders holding 25% of the outstanding shares to call a special meeting of shareholders.

•
Shareholders Ability to Amend Bylaws.   Similar to the voting standard for shareholder meetings, the Corporate Governance and Nominating Committee considered enhancing shareholder rights related to amending the Company’s Bylaws. The Corporate Governance and Nominating Committee considered shareholder feedback, provisions of the TBOC and that the power to amend the Bylaws currently resides exclusively with the Board. Based on its review, the Corporate Governance and Nominating Committee recommended to the Board to amend the Bylaws to provide shareholders owning a majority of the issued and outstanding shares of the Company to amend the Bylaws while the Board also retains the ability to amend the Bylaws unless: (a) such power shall be reserved exclusively to the shareholders of the Company in whole or part by the Certificate of Formation or the laws of the State of Texas, or (b) the shareholders in altering, amending, repealing, or adopting a particular Bylaw shall have expressly provided that the Board may not amend that particular Bylaw.
•
Exclusive Forum Provisions.   The Corporate Governance and Nominating Committee considered the provisions of the Bylaws providing for the sole forum for bringing legal actions to be any state or federal court located in Harris County in the State of Texas for (a) any actual or purported derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, or other employee or agent of the Company to the Company or the Company’s shareholders or creditors, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Company or any current or former director, officer, or other employee or agent of the Company arising pursuant to any provision of the TBOC, the Certificate of Formation, or the Bylaws of the Company (as any of the foregoing may be amended from time to time), or (d) any action asserting a claim against the Company or any current or former director, officer, or other employee or agent of the Company as governed by the internal affairs doctrine, including any action to interpret, apply, enforce or determine the validity of any provision of the TBOC, the Certificate of Formation, or the Bylaws of the Company (as any of the foregoing may be amended from time to time). The Corporate Governance and Nominating Committee considered the forum and believes an exclusive forum bylaw provides consistency in legal rulings, reduced litigation costs and deters frivolous lawsuits. Based on its review, the Committee determined not to recommend a change to the existing bylaw provision.

Following its review, the Corporate Governance and Nominating Committee recommended to the Board, and in February 2025, the Board approved Amended and Restated Bylaws effective February 26, 2025.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics in place that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics sets forth specific standards of conduct and ethics that we expect all of our directors, officers and employees to follow, including the Company’s Chief Executive Officer and senior financial officers. The Code of Business Conduct and Ethics is available on our website at www.stellar.bank under Investor Relations/Corporate Governance/Governance Documents. Any amendments to the Code of Business Conduct and Ethics, or any waivers of requirements thereof, will be disclosed on our website within four days of such amendment or waiver. This website is not incorporated by reference in this proxy statement.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to assist the Board in the exercise of its fiduciary duties and responsibilities and to serve the best interests of the Company and our shareholders. The Corporate Governance Guidelines are available on our website at www.stellar.bank under Investor Relations/Corporate Governance/Governance Documents. This website is not incorporated by reference in this proxy statement.
Compensation Committee Interlocks and Insider Participation
None of our executive officers served as (1) a member of a compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2024, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under the section titled “Certain Relationships and Related Person Transactions.” During the year ended December 31, 2024, the members of our Compensation Committee were Jon-Al Duplantier, Michael A. Havard, Fred S. Robertson and John E. Williams, Jr.
Independent Auditors
The Audit Committee recommended, and the Board appointed, Crowe LLP as our independent auditors to audit the consolidated financial statements of the Company for the 2024 fiscal year. Crowe LLP has served as the independent auditors of Allegiance beginning 2014 and for the Company beginning 2022 and reported on the Company’s consolidated financial statements of Allegiance for the 2014 through 2021 fiscal years and the Company for the 2022, 2023 and 2024 fiscal years.
Fees Paid to Independent Registered Public Accounting Firm
The table below summarizes the fees for professional audit services provided by Crowe LLP for audit services and other services provided for the years ended December 31, 2024, and December 31, 2023. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by the Company’s auditor before the services are performed, including all of the services described under “Audit Fees” and “Audit-Related Fees” below.
The Audit Committee pre-approved all of the services provided by Crowe LLP in accordance with the policies and procedures described in the section titled “— Audit Committee Pre-Approval.”
	2024	2023
Audit Fees(1)	$1,198,597	$1,489,274
Audit-Related Fees(2)	—	22,050
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,198,597	$1,511,324

(1)
Audit fees reflect the aggregate fees billed for services related to the reviews of our quarterly reports filed on Form 10-Q, the audit of the consolidated financial statements of the Company and other SEC filings.

(2)
Audit-related fees include services related to reviews of our registration statement on Form S-3 filed with the SEC on May 26, 2023.

Audit Committee Pre-Approval
The Audit Committee’s charter establishes a policy and related procedures regarding the Audit Committee’s authority to approve, in advance, all auditing services (which, if applicable, may include providing comfort letters in connection with securities underwritings), and non-audit services that are otherwise permitted by law (including tax services, if any) that are provided to the Company by its independent auditors (which approval is made after receiving input from the Company’s management, if desired). The Audit Committee may also delegate to one or more of its members the authority to pre-approve auditing services and non-audit services that are otherwise permitted by law, provided that each such pre-approval decision is presented to the full Audit Committee at a scheduled meeting. In addition, the Audit Committee is directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee has the sole authority and direct responsibility to appoint, retain, compensate, evaluate and, where appropriate, replace the independent auditor (subject to shareholder ratification if required or sought by the Board), and will advise the Board on these matters. The independent auditor and each other independent registered public accounting firm engaged for the Company are accountable to the Board and the Committee and will report directly to the Committee.

PROPOSAL 2. AMENDMENT TO CERTIFICATE OF FORMATION
TO PHASE OUT CLASSIFIED BOARD STRUCTURE
Amendment to Certificate of Formation
The Corporate Governance and Nominating Committee recommended to the Board and the Board approved and recommended to the Company’s shareholders for their approval an amendment to the Company’s certificate of formation to provide for the phase out of the classified structure of the Board. Currently, the Company’s certificate of formation provides for a classified Board divided into three classes of directors with each class serving three-year, staggered terms.
The Charter Amendment would eliminate the classified structure of the Board over a three-year period and provide for the annual election of all directors beginning at the 2028 annual meeting of shareholders. Declassification of the Board would be phased in over three years, starting with the directors who are elected at the 2026 annual meeting of shareholders, as follows:
•
Commencing with the election of directors at the 2026 annual meeting of shareholders, the Board would be divided into two classes, Class I and Class II, with the directors in Class I having a term expiring at the 2027 annual meeting of shareholders and the directors in Class II having a term expiring at the 2028 annual meeting of shareholders. The successors of the directors who, immediately prior to the 2026 annual meeting of shareholders, were members of Class I (and whose terms expire at the 2026 annual meeting of shareholders) would be elected to Class I; the directors who, immediately prior to the 2026 annual meeting of shareholders, were members of Class II and whose terms were scheduled to expire at the 2027 annual meeting of shareholders would become members of Class I; and the directors who, immediately prior to the 2026 annual meeting of shareholders, were members of Class III and whose terms were scheduled to expire at the 2028 annual meeting of shareholders would become members of Class II with a term expiring at the 2028 annual meeting of shareholders;

•
Commencing with the election of directors at the 2027 annual meeting of shareholders, the Board of Directors would be members of a single class, Class I, with all directors of such class having a term expiring at the 2028 annual meeting of shareholders. The successors of the directors who, immediately prior to the 2027 annual meeting of shareholders, were members of Class I (and whose terms expire at the 2027 annual meeting of shareholders) would be elected to Class I for a term that expires at the 2028 annual meeting of shareholders, and the directors who, immediately prior to the 2027 annual meeting of shareholders, were members of Class II and whose terms were scheduled to expire at the 2028 annual meeting of shareholders would become members of Class I with a term expiring at the 2028 annual meeting of shareholders;

•
From and after the election of the Board of Directors at the 2028 annual meeting of shareholders, the Board of Directors would no longer be classified, all directors would stand for reelection each year, and the directors elected at the 2028 annual meeting of shareholders (and each annual meeting of shareholders thereafter) would be elected for a term expiring at the next annual meeting of shareholders.

The Charter Amendment would not change the present number of directors or the Board’s authority to change that number or to fill any vacancies or newly created directorships.
The Charter Amendment is attached to this proxy statement as Appendix A.
Considerations of the Board of Directors
The Board reviewed the Company’s corporate governance principles and evaluated the Board’s size, structure, composition and functioning, taking into account corporate governance trends, peer practices, the views of our institutional shareholders and the guidelines of proxy advisory firms.
Additionally, the Board considered a number of factors, including potential benefits, considerations and risks to the Company and its shareholders from maintaining the current classified structure of the Board versus transitioning to an annually elected Board. After taking into account such factors as the Board deemed relevant, including the arguments in favor of and against continuation of the classified board structure, the Board approved the Charter Amendment, directed that the Charter Amendment be submitted to a vote of the shareholders at this annual meeting and resolved to recommend that the shareholders approve the Charter Amendment on the terms set forth therein.
Vote Required and Effectiveness
The affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company entitled to vote on the Charter Amendment is required to approve this proposal.
If this proposal is approved by the requisite vote of our shareholders at the annual meeting, the Company will file the Certificate of Amendment relating to the Charter Amendment with the Secretary of State of Texas promptly following the annual meeting, and the Charter Amendment will become effective upon such filing. If this proposal is not approved by the requisite vote of our shareholders at the annual meeting, the Charter Amendment will not become effective and the Board will remain divided into three classes, with directors in each class serving staggered three-year terms and the term of office of directors of one class expiring at each annual meeting.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE CHARTER AMENDMENT.

EXECUTIVE COMPENSATION AND OTHER MATTERS
Compensation Discussion and Analysis
This Compensation Discussion & Analysis provides a description of the material elements of our 2024 executive compensation programs as well as perspective and context for the 2024 compensation decisions for our executive officers named in the Summary Compensation Table referred to in this CD&A and in subsequent tables as our named executive officers (“Named Executive Officers”). Our Named Executive Officers are as follows:
Name	Title
Robert R. Franklin, Jr.	Chief Executive Officer of Stellar and Executive Chairman of the Bank
Paul P. Egge	Senior Executive Vice President, Chief Financial Officer of Stellar and the Bank
Steven F. Retzloff	Executive Chairman of Stellar and Senior Executive Chairman of the Bank
Ramon A. Vitulli, III	President of Stellar and Chief Executive Officer of the Bank
Justin M. Long	Senior Executive Vice President, General Counsel and Corporate Secretary of Stellar and the Bank
Executive Summary
The Company
The Company is a registered bank holding company located in Houston Texas. The Company resulted from the merger of Allegiance Bancshares, Inc. and CBTX on October 1, 2022. The merger transaction also included the merger of the bank subsidiaries, CommunityBank of Texas, N.A. and Allegiance Bank, to form one of the largest banks headquartered in Houston, Texas known as Stellar Bank. Through its wholly owned subsidiary, Stellar Bank, the Company provides a diversified range of commercial banking services primarily to small-to medium-sized businesses, professionals, and individual customers within its markets though 54 full-service banking centers.
Executive Compensation Program Objectives
The primary objectives of our executive compensation program are to:
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Develop a pay for performance culture and link pay to performance over the short-and long-term periods;

•
Align executive officers’ interests with those of the Company and our shareholders;

•
Establish components of the program that have goals that are aligned with our business goals and objectives; and

•
Deliver market competitive compensation to attract, motivate and retain executive talent.

2024 Performance Highlights
Our 2024 financial highlights reflect our achievement in important goals the Compensation Committee considers in its evaluation of compensation and the goals of the compensation program. Some of those financial highlights include:

•
We recorded 2024 net income of $115.0 million, or diluted earnings per share of $2.15, representing a return on average assets of 1.08%, return on average equity of 7.34% and return on average tangible equity of 11.91%.

•
Our total risk-based capital ratio increased to 16.03% at December 31, 2024 from 14.02% at December 31, 2023 and Tier 1 leverage ratio increased to 11.31% at December 31, 2024 from 10.18% at December 31, 2023.

•
Our book value per share increased to $30.09 at December 31, 2024, compared to $28.54 at December 31, 2023, while our tangible book value per share increased by $2.03, or 12.0%, to $19.05 at December 31, 2024 from $17.02 at December 31, 2023.

•
Our noninterest-bearing deposit balances remained a significant portion of our deposit funding base, ending the year at 39.2% of total deposits.

•
Net charge-offs for the full year 2024 represented 0.09% of average loans compared to 0.14% for the year 2023 and nonperforming loans as a percentage of total loans was 0.50% at December 31, 2024 compared to 0.49% at December 31, 2023.

•
During 2024, we increased our quarterly dividend to $0.14 per share, from $0.13 per share.

Compensation Highlights
During 2024, the Compensation Committee took the following compensation related actions:
•
The Compensation Committee approved and reviewed compensation philosophy that is described in detail under “— Compensation Program, Philosophy and Objectives.”

•
The Compensation Committee updated the list of peer group companies in 2024 following the Merger to include companies that the Compensation Committee believes are more comparable to the Company in terms of asset size, market capitalization and net income.

•
Based on its annual compensation review and upon consideration of relevant market data, the Compensation Committee approved modest salary increases for the Named Executive Officers in the range of 3 to 5.4 percent. The Compensation Committee also slightly increased the annual target bonus as a percentage of base salary for certain Named Executive Officers to improve the competitive positioning of their annual cash incentive opportunity as compared to comparable positions at peer companies. Based on the Company’s financial performance, the 2024 annual cash bonus was earned at 102.33% of target.

•
The Compensation Committee modified the 2024 long-term incentive program to provide for a three-year performance period with cliff vesting for performance share units based on the Company’s total shareholder return relative to the total shareholder return of companies in a select industry-based index.

•
The Corporate Governance and Nominating Committee recommended and the Board approved stock ownership guidelines applicable to the Board and the executive officers of the Company, including the Named Executive Officers, which are consistent with market practices of comparable companies in our industry and are described in detail at “— Other Compensation Policies and Practices — Stock Ownership Guidelines and Post-Vesting Holding Requirements.”

•
The Compensation Committee recommended and the Board adopted a policy which requires the Company’s executive officers, including the Named Executive Officers, to hold shares acquired upon the vesting of equity grants made in 2025 and thereafter pursuant to the Company’s long-term incentive plan for a period of one year, which policy is described in more detail at “— Other Compensation Policies and Practices — Stock Ownership Guidelines and Post-Vesting Holding Requirements.”

Compensation Program, Philosophy and Objectives
Pay for Performance and our Performance Culture
The Compensation Committee has designed the compensation program to promote a pay for performance culture and to reinforce the accomplishment of business goals and objectives. As such, we intend for a significant portion of the total compensation of our executive officers to be based on measures that support our Company goals and objectives. To strengthen this link, we define clear and measurable quantitative objectives that are designed to foster achievement of results and returns to shareholders.
We believe the program is structured to incentivize and reward the successful execution and achievement of our short-and long- term business strategies and objectives, while fostering our culture and traditions that drive us to serve our customers and support the communities in which we operate.
Aligning Executive Interests with the Company and Shareholders
The Compensation Committee regularly reviews our executive compensation program to ensure it achieves the desired goals of aligning the compensation of our executive officers with our shareholders’ interests and current market practices, while avoiding the encouragement of unnecessary or excessive risk-taking. The program structure requires a minimum level of achievement to earn an annual bonus and equity awards and performance that exceeds minimal levels results in higher bonus levels and equity awards. As a result of the structure of the compensation program, the Compensation Committee believes that the compensation received by the Company’s Named Executive Officers is aligned with the Company’s performance and long-term shareholder value creation.
Program Goals Aligned with Business Goals and Objectives
The Compensation Committee uses both short-term incentives in the form of an annual cash bonus and long-term equity awards to link executive pay with Company performance and to incentivize such executives to achieve specified annual and long-term corporate and strategic goals, designed to drive sustainable long-term shareholder value. We believe that the majority of an executive’s total target compensation should be variable and tied to achievement of measurable financial metrics and business goals. Performance measures are reviewed annually to ensure that we continue to align our pay programs with our business strategy, create value for our shareholders, and motivate the right behaviors.
Provide Competitive Market Compensation
The Company’s executive compensation program is intended to attract, retain and motivate a highly experienced team of executives critical to our success and to motivate these individuals to maximize shareholder value over the long term while managing risk. In the financial services industry, we must compete in a highly competitive market for executive talent. We seek executive officers and managers to implement our business strategy and lead our Company who have diverse experience, expertise, capabilities, and backgrounds. In recruiting our executive officers and determining competitive pay levels, we reference the compensation structures of executive officers of the companies in our peer group.
Review of Risk in the 2024 Compensation Program
The Compensation Committee designed incentive compensation programs that contain drivers that align with corporate objectives and have plan design features that minimize organizational risk.
In January 2025, the Compensation Committee performed a risk assessment of the Company’s 2024 compensation programs, including executive and broad-based employee compensation programs and policies to identify any aspect that could encourage inappropriate risk taking. The Compensation Committee concluded that our 2024 incentive compensation program is not reasonably likely to have a material adverse effect on the Company and our program and policies are well-designed and do not encourage behaviors that would create material risk to us. See “— Risk Management Considerations” for additional information regarding the Compensation Committee’s assessment process.
Shareholder Engagement and Say-on-Pay
Shareholder engagement is important to us. We are open to shareholders’ comments year-round and engage with shareholders on compensation and other matters as those inquiries are made of us either at scheduled group meetings or on an individual basis.

In 2024, we conducted our annual advisory vote on say-on-pay and received overwhelming support from our shareholders with approximately 96.5% of our present, eligible shareholders voting favorably on our executive compensation program. The Compensation Committee considered this vote to be an indication that our shareholders overwhelmingly supported our 2023 executive compensation program.
Although this is a non-binding advisory vote, we value the opinions of our shareholders, and our Board and Compensation Committee will consider the outcome of future say-on-pay votes, in addition to other relevant shareholder feedback that may be received throughout the year, when making compensation decisions for our Named Executive Officers.
In addition, we conducted an engagement initiative following our 2024 annual meeting, reaching out to our top sixteen institutional shareholders, representing 40.8% of the Company’s outstanding shares to engage with our shareholders’ proxy voting and investor stewardship teams to gain a better understanding of the perspectives and concerns of our shareholders. We invited them to discuss corporate governance matters, and other topics, including executive compensation. In these meetings, our shareholders generally expressed a positive view with respect to our executive compensation program.
As a result of our outreach, we spoke to seven shareholders, representing 34% of our outstanding shares. We received valuable commentary and insights from shareholders regarding a variety of governance matters and limited comments on our executive compensation practices, which we shared and discussed with our Board, including the Compensation and Corporate Governance and Nominating Committees. We did not receive responses from the other nine shareholders we contacted, representing approximately 6.4% of our shares. Given the focus of these calls was on governance matters, a member of the Corporate Governance and Nominating Committee, together with the Chief Executive Officer of the Company, the Chief Financial Officer, and the General Counsel & Corporate Secretary participated in this effort on behalf of the Company.
Based on our engagement efforts, most of the shareholders we spoke to did not raise any meaningful concerns related to compensation matters or plan design. The compensation discussions we had with shareholders included input on the financial metrics utilized in the incentive compensation plans, including the use of TSR as the sole metric in the long-term incentive plan and the duration of the vesting period applicable to performance-based stock awards.
Based on these conversations with shareholders, the Compensation Committee concluded that no material changes to the Company’s compensation plan design or policies were warranted. The details regarding what we heard from shareholders regarding governance matters at these meetings and the Company’s responses to input received and enhancements made to our governance practices are detailed under “Certain Corporate Governance Matters — Shareholder Engagement” on page 29.
Compensation Program Governance
The Compensation Committee assesses the effectiveness of our executive compensation program from time to time and reviews risk mitigation and governance matters, which includes maintaining the following best practices:
What We Do	✔	The majority of total executive compensation opportunity is variable and at-risk, with a substantial portion tied to performance goal achievement.
	✔	The allocation of incentives among the annual cash incentive plan and long-term equity awards incentivizes performance to reach shorter-term goals without over-emphasizing short-term performance at the expense of achieving long-term goals.
	✔	To ensure that no single measure affects compensation disproportionately, we use a diverse set of financial performance metrics in the design of our compensation program.
	✔	To provide information and advice for use in Compensation Committee decision-making, our Compensation Committee has engaged an independent compensation consultant.
	✔	For compensation decisions, we maintain and reference a peer group of companies based on industry, asset size, market capitalization and net income, reviewing and updating this compensation peer group periodically and as necessary or appropriate.
	✔	Our Named Executive Officers and directors are subject to guidelines to maintain certain levels of stock ownership. Commencing in 2025, executive officers will be subject to a one-year post-vest holding requirement with respect to shares acquired pursuant to our long-term incentive plan.
	✔	We maintain a clawback policy to recoup erroneous awarded incentive-based compensation paid to executive officers based on an accounting restatement in the financial statements due to material non-compliance with financial reporting requirements.
What We Do Not Do	✘	We do not permit executive officers, directors and certain other employees to engage in transactions in our securities without pre-clearance for such transactions. Executive officers are prohibited from short sales, hedging or other derivative transactions in our securities.
	✘	No excise tax gross ups in employment agreement or severance policy.
	✘	No excessive perquisites for executive officers.
Compensation Determination Process
Overview
The Compensation Committee is responsible for the administration of our executive compensation program. The Compensation Committee is composed entirely of directors who are independent under the listing standards of the NYSE, our Director Independence Standards, and Exchange Act Rule 16b-3.
The Compensation Committee activities are governed by its charter. The charter of the Compensation Committee is available on our Investor Relations webpage at https://ir.stellarbancorpinc.com/ under the caption “Corporate Governance — Documents and Charters.” The information contained on this website is not incorporated by reference in this proxy statement. The charter is reviewed by the Compensation Committee and was most recently revised in February 2025 to update the charter as part of the Corporate Governance and Nominating and Compensation Committees review of the Company’s governance practices including through the shareholder engagement initiative.
The Compensation Committee has adopted a process intended to provide appropriate oversight and to make compensation decisions designed to promote the achievement of Stellar’s financial goals and the successful execution of Stellar’s strategic business plan. The Compensation Committee meets at least four times per year and more often if necessary to address compensation matters.
The Compensation Committee typically grants equity-based awards, including restricted stock awards and performance share awards, to our executive officers and other employees on an annual grant cycle in March of each year and may also make off cycle awards from time to time on an as-needed basis. Awards to our directors are made following the annual meeting of shareholders. The Compensation Committee does not currently grant stock options or stock appreciation rights. The Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and it is the Compensation Committee’s practice to generally avoid granting equity awards during periods in which there is undisclosed material non-public information about the Company.
Role of the Board, Compensation Committee, and Management
The Compensation Committee is responsible for assisting the Board in its oversight of the Company’s overall compensation philosophy, structure, policies and programs, as well as the assessment of whether the compensation programs and structure establish an appropriate lever of incentives to officers and employees to meet the Company’s corporate objectives. As such the Compensation Committee determines the compensation for the Company’s executive officers and administers the Company’s equity-based compensation plans for all employees.
In considering appropriate levels of compensation for executives, the Compensation Committee considers the Company’s performance and individual Named Executive Officer performance and experience, as well as peer and broader financial services industry comparisons and other analysis. When deemed appropriate, the Compensation Committee requests that its independent compensation consultant provide it with survey data of executive compensation for financial services companies that are comparable to the Company.
The Compensation Committee Chairman works with the Chief Executive Officer, the Executive Chairman and the Chief Human Resources Officer (CHRO) to establish the agenda for Compensation Committee meetings. Prior to each regular meeting, materials are provided to each Compensation Committee member, including minutes of the previous meeting, an agenda, recommendations for the upcoming meeting and other materials relevant to the agenda items.
The Chief Executive Officer, Executive Chairman and CHRO engage with the Compensation Committee in connection with the Compensation Committee’s executive compensation decision-making, providing comparative market data as well as making recommendations. The Chief Executive Officer, the Executive Chairman and the CHRO attend Compensation Committee meetings to provide information to the Compensation Committee concerning compensation the performance of executive officers, discuss performance measures relating to executive officer compensation, to assess progress toward meeting objectives set by the Board for both annual and long-term goals and to make recommendations to the Compensation Committee concerning the compensation of executive officers, other than themselves. The Chief Executive Officer and the Executive Chairman do not play any role with respect to any matter affecting their own compensation and are not present when the Compensation Committee discusses and formulates their compensation.
The Compensation Committee holds executive sessions consisting only of Compensation Committee members and periodically meets in executive session with the independent compensation consultant retained by the Compensation Committee for advice on executive compensation matters.
The Compensation Committee reviews all the components of compensation in making determinations on the mix, amount, and form of executive compensation. While the Compensation Committee does not use any quantitative formula or rely solely on a multiple for comparing or establishing compensation for executive management, it is mindful of internal pay equity considerations and assesses the relationship of the compensation of each executive to other members of executive management. The Compensation Committee reports its actions to the Board of Directors for its review on a regular basis.
Role of the Independent Compensation Consultant
In September 2024, the Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon, plc (Aon) as its independent Compensation Committee advisor to assist with the design of the Company’s executive compensation program to ensure that it is competitive with market practices, aligns executive pay with performance and reinforces our business strategy to create sustainable value for shareholders in 2024 and beyond. Prior to retaining Aon, the Compensation Committee utilized the services of NFP Compensation Consulting (“NFP”) as its compensation committee advisor.
Aon reports to, and receives its direction from, the Compensation Committee, and a representative of Aon regularly attends Compensation Committee meetings as its independent advisor. Aon assists the Compensation Committee with the executive officer compensation process, including the creation of a compensation peer group for comparing our Named Executive Officers ‘compensation to the market and provides advice and information on other executive compensation matters.
In considering Aon’s engagement, the Compensation Committee evaluated Aon’s independence and any conflicts of interest in accordance with applicable SEC rules and NYSE listing requirements. The Compensation Committee requested and received a report from Aon addressing the independence of Aon.

The Compensation Committee considered Aon’s fees of $363,664, which included fees with respect to executive and Board compensation services and the fees paid by the Company to Aon for other broad-based employee compensation services of $162,123, as a percentage of Aon’s total revenue, Aon’s policies and procedures to prevent conflicts of interest, and the confirmation by Aon that it and its representatives have no business or personal relationship with any member of the Compensation Committee, do not own any stock of the Company, and have no business or personal relationship with any executive officer of the Company. The Compensation Committee concluded that Aon is independent of the Compensation Committee and of Company management and has no conflicts of interest in its performance of services to the Compensation Committee. The decisions to retain Aon to perform services for the other independent Board committees and management were made by the relevant committee and management, respectively.
Compensation Practices
Our principal measures of success in achieving our financial goals and strategic business objectives are total shareholder return, net income, asset quality, efficiency ratio, return on average equity, loan growth, deposit growth and fee income. The variable, performance-based elements of our executive compensation program are designed to reward our executive officers based on our overall performance in achieving defined performance goals relative to these measures.
Through our executive compensation program, we seek to provide:
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Base salaries at levels that will attract, motivate and permit us to retain qualified executives;

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Compensation that differentiates pay on the basis of performance;

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Incentive compensation opportunities that will motivate executive officers to achieve both our short-term and long-term business objectives and that will provide compensation commensurate with our performance achievements; and

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Total compensation that is competitive with that of comparable financial institutions within the context of our performance.

Components of the 2024 Compensation Program
The Compensation Committee has structured our executive compensation program to ensure that our Named Executive Officers are compensated in a manner consistent with shareholder interests, competitive pay practices, and applicable requirements of regulatory bodies.
Our executive compensation program consists of the following key components:
Component	Description	Purpose
Base Salary	Fixed cash compensation based on each executive officer’s role, individual skills, experience, performance, and positioning relative to market and internal equity	Provides a foundational element of compensation that is relatively secure and that reflects the skills and experience that an executive brings to us; we seek to pay base salaries that are competitive with those paid to executive officers in comparable positions at comparable financial institutions

Component	Description	Purpose
Short-Term Incentive Compensation: Annual Cash Bonus	Variable cash compensation based on the level of achievement of pre-defined financial performance targets	Designed to align our executive officers in achieving short-term financial goals and operational objectives; payout levels are generally determined based on actual financial results and the degree of achievement of Company and individual performance and reward exceptional individual performance
Long-Term Incentive Compensation: Equity-Based Compensation	Variable, equity element that provides an emphasis on long-term performance goals, stock price performance, ongoing improvement, and continuity of performance; awards may include stock options, performance shares, or restricted stock earned based on achievement of pre-defined corporate performance objectives or time-based vesting	Designed to motivate and reward executives to achieve long-term performance goals tied to strategic initiatives and to deliver sustained stock price performance to deliver long-term value to shareholders, as well as to attract and retain executive officers for the long-term
The Company also offers its executive officers employee benefits that are available to employees generally. These benefits include a 401(k) plan, life insurance, health and other benefits which are intended to provide reasonable levels of security with respect to retirement, medical, death and disability protection, as well as paid time off. Executive officers are also provided with certain limited perquisites that are intended to supplement the other elements of compensation and facilitate the attraction, motivation, and retention of executive officers of the caliber the Committee believes are necessary to remain competitive. See “2024 Compensation Program — Retirement Benefit” and “— Executive Benefits.”
The Compensation Committee does not have any formal policies for allocating compensation among salary, annual cash incentive awards and long-term incentive equity grants, short- and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee exercises judgment to establish a total compensation program for each Named Executive Officer that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, that the Compensation Committee believes is appropriate to achieve the goals of our executive compensation program and our corporate goals and objectives. In setting the elements of compensation, the Compensation Committee considers prior compensation paid and amounts realizable from prior stock-based awards, as well as other benefits provided by the Company. The allocation of compensation across each of the elements of our executive compensation program is based on the following considerations:
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The need to provide a level of basic compensation (e.g., base salary and employee benefits) necessary to enable us to attract and retain high-quality executives, regardless of external business conditions;

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The goal of providing a mix of short-term and long-term compensation opportunities through performance-based and variable-compensation vehicles;

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The goal of reflecting reasonable compensation practices of comparable financial institutions within the context of our performance achievements; and

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The desire to align our executives’ and our shareholders’ interests through the use of equity-based compensation vehicles that are tied to our performance.

Consistent with the Compensation Committee’s pay-for-performance philosophy, a meaningful majority of annual target total compensation is variable, at-risk pay. The Compensation Committee considers compensation to be “at-risk” if it is subject to operating performance or if its value depends on our stock price.
While the Compensation Committee considers target percentages of total compensation for base salary, annual incentive compensation, long-term equity incentive compensation, benefits and perquisites of comparable positions at peer group companies when determining the total compensation for our Named Executives Officers, the Compensation Committee takes into account a variety of factors when establishing the amounts and the compensation paid to each of its Named Executive Officers.
2024 Target Pay Mix
The Compensation Committee uses the variable compensation elements of our executive compensation program (i.e., annual incentive compensation and long-term equity incentive compensation) to encourage performance that furthers our business objectives and goals and to appropriately reward executives who meet those goals. While increases to annual base salaries also take individual and our overall performance into consideration, they are not predicated solely on performance achievements and are not subject to the same degree of variability as the performance-based incentives. The variable elements of compensation are intended to align the interests of our Named Executive Officers with shareholder interests by focusing the executives’ attention on key measures of performance that we believe drive shareholder return or directly reflect our stock price performance.
The target pay mix supports the core principles of our executive compensation philosophy and objectives of compensating for performance and aligning executive officers’ interests with those of shareholders, by emphasizing both annual and long-term incentives. The graphics below illustrate the mix of fixed, target annual cash incentive, and target long-term equity incentive compensation we provided to our CEO and the average of the other Named Executive Officers for 2024. As illustrated below, the majority of our Chief Executive Officer’s and our other Named Executive Officers’ total direct compensation opportunity is variable and “at-risk” compensation.
CEO	Other NEO Average
Peer Group Data
The Compensation Committee believes that obtaining relevant market and peer group data is very important to making determinations about executive officer compensation. Such information provides a reference point for making decisions.
The Compensation Committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of other, comparable peer companies, as derived from public filings and other sources, like reports from its independent compensation advisor, when making decisions about the structure and component mix of our executive compensation program. The Compensation Committee also considers the practices of the Company’s competitors and the broader financial services industry for recruiting and retaining talent. The Compensation Committee reviews the compensation of our Named Executive Officers relative to the compensation paid to similarly situated executives at public financial institutions representative of the competitive marketplace for executive talent. The Compensation Committee does not benchmark the compensation of the Named Executive Officers to a certain percentage or range of compensation within its peer group, but rather believes that the compensation paid to similarly situated executives should be a point of reference for measurement and not the determinative factor for the Named Executive Officers’ compensation.
Because the comparative compensation information is just one of the analytical tools that are used in setting Named Executive Officer compensation, the Compensation Committee has discretion in determining the nature and extent of its use. Further, given the limitations associated with comparative pay information for setting individual executive compensation, including the difficulty of assessing and comparing wealth accumulation through equity gains and post-employment amounts, the Compensation Committee may elect not to use the comparative compensation information at all in the course of making compensation decisions.
In October 2023, the Compensation Committee conducted a peer group analysis, with the assistance of its independent compensation consultant, NFP, to determine the compensation peer group for Stellar. The peer group is updated periodically by the Compensation Committee, based on a process that includes recommendations from internal sources and our independent compensation consultant, to reflect the companies against which the Company competes for executive talent. The peer group was defined as public bank holding companies operating within the United States with the following criteria:
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Assets of 0.5 to 3.0 times the Company’s asset size

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Market capitalizations of 0.5 to 3.0 times the Company’s market capitalization

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Net income of 0.5 to 3.0 times the Company’s net income

Stellar’s peer group for assessing 2024 compensation consisted of the following companies:
2024 Peer Group
1st Source Corporation	International Bancshares Corporation
Amerant Bancorp Inc.	National Bank Holdings Corporation
BancFirst Corporation	Origin Bancorp, Inc.
Berkshire Hills Bancorp, Inc.	Renasant Corporation
CVB Financial Corp.	Sandy Spring Bancorp, Inc.
Enterprise Financial Services Corp.	Seacoast Banking Corporation of Florida
FB Financial Corporation	ServisFirst Bancshares, Inc.
First Financial Bankshares, Inc.	Southside Bancshares, Inc.
First Busey Corporation	Trustmark Corporation
Independent Bank Group, Inc.	Veritex Holdings, Inc.
The Compensation Committee determined to delete the following companies from its peer group for 2024: Banner Corporation, First Foundation Inc., Home Bancshares, Inc., First Merchants Corporation,

First Bancorp and Heartland Financial USA, Inc. as these companies were not comparable to the Company following the Merger. The following companies were added to the peer group for 2024: Sandy Spring Bancorp, Inc., First Financial Bankshares, Inc., National Bank Holding Corporation and Berkshire Hills Bancorp, Inc. as the Compensation Committee believed that these companies were more comparable to the Company in terms of asset size, market capitalization and net income after the Merger.
2024 Compensation Program
In determining executive compensation, the Compensation Committee focuses both on the mix of individual components that make up each executive’s total compensation as well as the amount of total compensation itself. Each of the components of compensation is discussed in more detail below.
Base Salary
The base salaries of our Named Executive Officers are reviewed and set by the Compensation Committee as part of the performance review process, as well as upon the promotion of an executive officer to a new position or other change in job responsibility. In establishing base salaries for our Named Executive Officers, the Compensation Committee has relied on external market data obtained from outside sources, including the Company’s independent compensation consultant. In addition to considering the information obtained from such sources, the Compensation Committee has considered:
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Each Named Executive Officer’s tenure, relevant experience and scope of responsibility;

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The types and amount of the elements of compensation to be paid to each Named Executive Officer;

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Our overall financial performance and performance with respect to other aspects to our operations, such as our growth, asset quality, profitability and other matters, including the status of our relationship with regulatory agencies; and

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Each Named Executive Officer’s individual performance and contributions to our company-wide performance, including leadership, teamwork and community service.

For 2024, the base salaries for our Named Executive Officers for the years shown are set forth in the table below:
Name	2023 Base Salary	2024 Base Salary	Change in Base Salary (%)
Robert R. Franklin Jr.	$745,000	$785,000	5.4%
Paul P. Egge	$495,000	$509,850	3.0%
Steven F. Retzloff	$550,000	$566,500	3.0%
Ramon A. Vitulli, III	$567,000	$584,010	3.0%
Justin M. Long	$415,000	$427,450	3.0%
Annual Bonuses
Annual incentive bonuses are intended to recognize and reward those Named Executive Officers who contribute meaningfully to our performance for the year. Generally, these annual incentive bonuses are paid in cash in the first quarter of the year following the year for which the bonus was earned.
The 2024 cash incentive bonuses paid by the Company to the Named Executive Officers were comprised of a bonus under the Stellar Annual Incentive Program (the “AIP”).
Annual Incentive Plan.   The AIP is designed to motivate and reward eligible employees by making a portion of their cash compensation dependent on the achievement of certain organizational performance metrics. All officers of Stellar and the Bank participate in the AIP. The AIP provides for cash incentive awards determined pursuant to a formulaic plan based on achievement of pre-defined financial performance targets for the applicable year. Under the AIP, each of the Named Executive Officers was eligible for a target cash incentive set at a specified percentage of his or her then-current base salary. For 2024, the Compensation Committee determined to increase the target bonus as a percentage of base salary by 10 percentage points for Mr. Franklin and by 5 percentage points for each of Messrs. Egge and Long to improve the competitive positioning of their annual target bonus opportunities relative to those of comparable individuals at peer companies.
The performance metrics and the allocation of the total eligible cash incentive amount for each metric are set annually by the Compensation Committee. In determining the amount of the annual cash incentive for 2024, a minimum, target and maximum performance level was established with respect to three performance metrics. These performance metrics consisted of pre-tax pre-provision return on average assets, return on average tangible common equity, and the ratio of net charge-offs to average loans, each subject to adjustment to exclude gains and losses, M&A expenses and other non-recurring items approved by the Compensation Committee; however, 2024 purchase accounting accretion and CDI amortization were not excluded. Certain of these metrics, as adjusted, represent non-GAAP financial measures which include adjustments for certain non-recurring items such as gains and losses and other non-recurring items which can vary. See Annex I to this proxy statement for a reconciliation of these metrics to the most directly comparable GAAP metric.
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A specific percentage weight of the total eligible cash incentive is allocated to each of the following performance metrics as set forth in the table below: Return on average tangible common equity (ROATCE) is highly correlated with earnings per share and is considered to be well aligned with overall Company performance inclusive of the provision for loan losses which is driven by both growth and asset quality.

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The pre-tax pre-provision return on average assets (PTPP ROAA) reflects a widely used measure of core earnings dependent in part on both effectively producing and managing the balance sheet in terms of the optimization of both loan and deposit growth as well as achieving an efficiency ratio required to drive core operating performance.

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The ratio of annual net charge-offs to average loans (NCO/Avg. Loans) effectively measures prior period performance, both of which we believe to be important to the evaluation of Company performance.

When the Company’s performance reaches the minimum payout level with respect to a particular performance metric, the Named Executive Officer will receive a cash payment based on the weight of the performance metric, achievement of such performance metric and the amount of the individual’s target bonus opportunity.
		Minimum	Target	Maximum
Performance Metric	Weight	(0%)	(100%)	(150%)	Actual Results
ROATCE	50%	7%	11.25% to 12.25%	14.0%	12.00%
PTPP ROAA	30%	1.10%	1.40% to 1.55%	1.75%	1.35%
NCO/Avg Loans (Bp)	20%	35	25 to 20	5	9
If Stellar’s performance is less than or equal to the minimum level with respect to a particular performance metric, no incentive compensation is payable for that particular performance metric. Payouts are interpolated on a straight-line basis for achievement for a particular performance metric above the minimum level to the targeted range from 0% to 100%. For achievement for a particular performance metric between the targeted range and maximum level, payouts are interpolated on a straight-line basis between 100% and 150%. In setting the 2024 target performance level for ROATCE and PTPP ROAA below the 2023 actual results, the Compensation Committee considered economic conditions impacting the financial services industry, including an anticipated challenging interest rate environment and an anticipated increase in credit costs which resulted in lower budget expectations for 2024 as compared to 2023 actual results.
For 2024, the cash incentive earned by each Named Executive Officer was 102.33% of the target cash incentive for such Named Executive Officer. The amounts shown in the 2024 AIP Bonus column reflect the amounts paid to the Named Executive Officers under the AIP based on 2024 performance.
Name	Target as % of Base Salary	AIP 2024 Target Bonus Opportunity	2024 AIP Bonus Paid at 102.33% of Target
Robert R. Franklin, Jr.	95%	$745,750	$763,151
Paul P. Egge	55%	$280,418	$286,961
Steven F. Retzloff	45%	$254,925	$260,873
Ramon A. Vitulli, III	60%	$350,406	$358,582
Justin M. Long	50%	$213,725	$218,712
Long-Term Equity Incentive Compensation
Long-term incentive compensation is another important part of our executive compensation program and provides equity-based awards to reward performance in executive roles and to align more closely the interests of our executives with those of our shareholders. It is a variable equity element that provides an emphasis on long-term performance goals, common stock price performance, ongoing improvement and continuity of performance. Under the relevant shareholders-approved plans, the Compensation Committee may grant non-qualified stock options, incentive stock options, performance shares, restricted stock and restricted stock units. The Compensation Committee’s approach has been to provide annual awards of long-term equity incentive compensation to our executives and other employees through grants of restricted stock and performance shares.
The Compensation Committee believes the level of long-term equity incentive compensation should reflect the competitive employment market and the relative internal responsibilities of each executive’s position.
The Compensation Committee considers long-term incentive compensation for executive officers at comparable financial institutions within the context of the competitive market data.
2024 Annual Long-Term Incentive Awards
In March 2024, the Compensation Committee approved the grant of time-based restricted stock awards (“RSAs”) and performance share unit awards (“PSUs”) to each of our Named Executive Officers, which were granted on March 15, 2024, as set forth in the table below. For Messrs. Franklin and Retzloff, 60% of the value of their respective 2024 annual long-term incentive award was granted in the form of performance shares, and the remaining 40% in the form of time-based restricted stock. For our other Named Executive Officers, 50% of their 2024 annual long-term incentive awards were granted in the form of performance shares and 50% in the form of time-based restricted stock.

Name	Restricted Shares	Target Value of Restricted Share Award(1)	Performance Share Units (Target Number)(2)	Target Value of Performance Shares(1)
Robert R. Franklin, Jr.	16,404	$392,500	24,607	$588,750
Paul P. Egge	6,925	$165,701	6,925	$165,701
Steven F. Retzloff	8,050	$192,610	12,075	$288,915
Ramon A. Vitulli, III	9,153	$219,004	9,153	$219,004
Justin M. Long	5,359	$128,235	5,359	$128,235

(1)
The Compensation Committee approved target value of the RSAs and PSUs with the number of shares of the Company’s common stock subject to the respective awards determined based on the average closing price of the Company’s common stock over the ten-trading day period ending at the close of the second trading day prior the grant date.

(2)
Each PSU represents the contractual right to receive one (1) share of common stock upon vesting.

The time-based restricted stock awards ratably vest over a three-year period on each one-year anniversary of the date of grant.
Performance share units are earned between 0% and 200% of the target number of performance share units based on Stellar’s total shareholder return relative to the total shareholder return of each component company of the S&P U.S. SmallCap Bank Index (the “PSU Peer Group Members”) over the three-year performance period from January 1, 2024 through December 31, 2026, and earned performance share units (if any) cliff-vest at the end of the three-year performance period (i.e., on December 31, 2026), provided the officer is still employed. The performance conditions applicable to the performance share unit awards are as follows:
	Earned Performance Share Units (as % of Target Number of Share Units)*
	0%	100%	200%
Stellar’s TSR for the Performance Period Relative to PSU Peer Group Members	Below 20th percentile (Threshold)	At or above 45% percentile and equal to or below 55th percentile (Target)	At or above 75% percentile (Maximum)

*
Straight-line interpolation is applied to determine number of earned performance share units if performance is achieved between threshold and target, or between target and maximum.

Executive Benefits
We provide our executive officers with benefits in amounts that we believe are reasonable, competitive and consistent with our executive compensation program. We believe such benefits help us to attract, motivate and retain executive officers of the caliber we believe necessary to remain competitive. We offer group life, disability, medical, dental and vision insurance to all of our employees, including our Named Executive Officers. We also maintain retirement benefit programs that are discussed in detail below in the section entitled “Retirement Benefit”. We also provide our executive officers with only limited perquisites in amounts that we believe help us attract and retain highly qualified executives. For certain executives, including the Named

Executive Officers, we provide life insurance benefits, a company automobile or an automobile allowance, reimbursement of country club dues and a monthly cellular phone allowance.
Retirement Benefit
We offer all employees, including our Named Executive Officers, the ability to participate in a 401(k) plan that is intended to provide payments to our eligible employees, upon their resignation or retirement. We make an annual matching contribution of up to 6% of eligible compensation for participants in the 401(k) Plan.
Employment Agreement
Stellar Bank has an employment agreement with Robert R. Franklin, its Chief Executive Officer, which became effective at the time of the Merger. The Compensation Committee believes that the employment agreement with Mr. Franklin fosters the retention and succession planning goals of the Company, provides for competitive terms and condition of employment for our Chief Executive Officer, and protects the business with restrictive covenants, such as non-competition, non-solicitation and confidentiality provisions. The employment agreement also provides for severance pay in the event of the involuntary termination of Mr. Franklin’s employment without cause (or, where applicable, termination for good reason), which allows Mr. Franklin to remain focused on Stellar’s interests and, where applicable, serves as consideration for the restrictive covenants in such employment agreement.
The keys terms of the employment agreement with Mr. Franklin are summarized as follows:
Term	Automatically renews for successive one-year terms on each October 1 unless either party gives the other notice of non-renewal at least 60 days before the expiration of the then-applicable term.
Base Salary	$645,000 per year (minimum)
Target Annual Bonus Opportunity	85% of base salary
Target Annual Equity Award	125% of base salary
Severance (upon termination without “cause”; resignation for “good reason”; disability or non-renewal)
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A lump sum cash amount equal to the greater of $1.5 million, or two times Mr. Franklin’s base salary;

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Payment of the incentive bonus, if any, that Mr. Franklin would have earned for the calendar year in which the date of termination of his employment occurs based on achievement of the applicable performance goals for such year at target, prorated based on Mr. Franklin’s termination date;

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A lump sum payment in cash in an amount equal to eighteen (18) months of the full monthly COBRA cost of premiums; and Mr. Franklin will be deemed to have satisfied all service-based vesting conditions with respect to (a) the equity awards granted to him on October 21, 2022, and (b) any unvested and outstanding equity awards on his termination date that were granted more than one year before his termination date.

Mr. Franklin’s vested performance-based equity awards (including any such performance-based equity awards that vest in connection with Mr. Franklin’s termination) will remain outstanding and will be earned or forfeited by Mr. Franklin based on actual performance through the end of the applicable performance period.

Severance (upon termination without “cause”; resignation for “good reason”; disability or non-renewal)(continued)
The foregoing severance benefits are subject to Mr. Franklin’s execution of a separation and release agreement in a customary form prescribed by Stellar and Mr. Franklin’s compliance with the restrictive covenants of the Franklin employment agreement.
If Mr. Franklin’s termination of employment entitles him to severance payments and benefits under the Stellar Bancorp, Inc. Change of Control Severance Plan, then any severance payments or benefits payable under the Stellar Bancorp, Inc. Change of Control Severance Plan will be reduced by the amounts payable as severance under the Franklin employment agreement.

Non-competition	For the term of his employment and for two years thereafter, Mr. Franklin is subject to a non-competition restrictive covenant that applies within a fifty (50) mile radius of any Stellar bank office, branch, loan production office, or deposit production office that existed at any time during the noncompete period or exists as of the date of Mr. Franklin’s termination of employment.
Non-solicitation	Mr. Franklin is subject to a customer non-solicitation agreement and an employee non-solicitation agreement that runs during the term of his employment and for two years thereafter.
Confidentiality	Perpetual
Currently, none of the Company’s other Named Executive Officers is a party to an employment agreement with the Company or any of its subsidiaries.
Other Compensation Policies and Practices
Stellar Bancorp, Inc. Change in Control Severance Plan
The Stellar Bancorp, Inc. Change in Control Severance Plan promotes retention of qualified employees, a stable work environment, and provides economic security to eligible employees, including each of our Named Executive Officers, in the event of certain terminations of employment in connection with a change in control. We believe that it is in the best interest of our shareholders to encourage these employees to remain with Stellar up to and through the consummation of such strategic acquisition in order to ensure a stable management team through the consummation of such transaction. If an involuntary termination of employment (other than for death, disability or “cause”) or a resignation by the eligible employee for “good reason” occurs three months prior to the consummation of a change in control or within 18 months following such change in control, the Named Executive Officer will be entitled to (a) a payment equal to a multiple (the “severance multiple”) of the sum of (i) the Named Executive Officer’s annual base salary and (ii) the Named Executive Officer’s target bonus, (b) a payment equal to a pro-rata portion of the Named Executive Officer’s target bonus for the year in which the termination occurs, and (c) a payment equal to 18 times Stellar’s monthly contribution to the cost of medical, dental and vision coverage for the Named Executive Officer and his or her dependents. The Named Executive Officer will also be entitled to outplacement services not to exceed $25,000. Mr. Franklin’s severance multiple under the plan is 3.0. Messrs. Retzloff, Egge, Vitulli and Long also participate in the plan, each with a 2.0 severance multiple.
Stellar Bank Severance Plan.
Under the Stellar Bank Severance Plan, the Named Executive Officers will generally receive the following cash severance benefits upon termination of employment with Stellar Bank as a result of the elimination of the Named Executive Officer’s position and a comparable position with Stellar Bank is not offered: (a) lump sum payment equal to four weeks of base salary for each completed year of service, with a minimum of 26 weeks of base salary and a maximum of 52 weeks of base salary; and (b) lump sum payment equal to the employer-paid employer portion of the premium cost for medical, dental and vision coverage and flexible spending programs for a period of four weeks for each completed year of service, with a minimum of 26 weeks and maximum of 52 weeks.
Clawback Policy
Consistent with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), SEC Rule 10D-1 and the related NYSE listing standard, we adopted a Compensation Recovery Policy, effective October 2, 2023 (the “Executive Officer Clawback Policy”), which applies to each of our Named Executive Officers, as well as other current and former executive officers (each, a “Covered Executive”). The Executive Officer Clawback Policy requires that we recoup from each Covered Executive all “erroneously awarded compensation” in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. “Erroneously awarded compensation” generally means the excess of the amount of incentive-based compensation actually received by the Covered Executive over the amount of incentive-based compensation that the Covered Executive would have received had our financial reporting been correct in the first instance.
Insider Trading Policy; Prohibition on Hedging and Provisions Related to Pledging
We have an Insider Trading Policy governing the purchase, sale and other dispositions of Stellar’s securities that applies to all personnel, including directors, officers, employees and other covered persons. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company. A copy of the Insider Trading Policy is filed as an exhibit to Stellar’s Annual Report on Form 10-K for the year ended December 31, 2024.
Our Insider Trading Policy requires our executive officers, directors and certain other employees to receive pre-clearance approval prior to entering into any transactions in our securities, subject to certain limited exceptions, and may only trade during open trading windows. Employees who are subject to trading restrictions may enter into a trading plan under Rule 10b5-1 under the Exchange Act in compliance with applicable law and the terms of our Insider Trading Policy. Executive officers are prohibited from, among other things, entering into hedging, short sale, option and other derivative transactions involving our securities.
We do not have an outright prohibition on pledging of our shares because we acknowledge that personal circumstances may warrant entrance into such an arrangement instead of selling Stellar shares, our Insider Trading Policy does require prior notice for any transaction involving the pledging of our shares. Our Insider Trading Policy generally discourages pledging transactions and requires prior notice of pledging transactions to the Compliance Officer under the Insider Trading Policy. In addition, management regularly updates the Corporate Governance and Nominating Committee regarding outstanding pledges and considers, among other things, the number of shares pledged and the percentage of the pledgor’s Stellar ownership that these shares represent.
Stock Ownership Guidelines and Post-Vest Holding Requirements
In February 2025, on the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors adopted stock ownership guidelines for the Company’s non-employee directors and its Named Executive Officers, as well as certain other executive officers, to align their interests and objectives with those of our shareholders. The table below reflects the minimum ownership value for the Company’s non-employee directors and its Named Executive Officers as a multiple of their respective base retainers or salaries, as applicable. Accumulation of the amount of stock required under the ownership guidelines is generally required within five years of the date such person becomes subject to the guidelines.

Position	Minimum Ownership Level
Chief Executive Officer	5x base salary
Non-employee Directors	5x cash retainer
All Other Executive Officers	2x base salary
In addition, pursuant to the recommendation of Corporate Governance and Nominating Committee and the Compensation Committee, in February 2025, the Board of Directors amended our Corporate Governance Guidelines and adopted a Post-Vest Holding Policy which the Named Executive Officers and other executive officers of the Company to hold shares that vest pursuant to equity grants made in 2025 and beyond under the Company’s long-term incentive plan for a period of one year following the vesting date of such shares. The Board of Directors adopted this policy to more closely align the interests of the Company’s executive officers with those of our shareholders.
Risk Management Considerations
The Compensation Committee reviews the risks and rewards associated with our compensation program. The Compensation Committee designed our compensation program with features that mitigate risk without diminishing the incentive nature of the compensation. The Committee believes that our compensation program encourages and rewards prudent business judgment and appropriate risk-taking over the long term. We believe our incentive compensation plans and policies include terms designed to mitigate any potential material risks created by the performance-based metrics used in the incentive compensation plans. Together, the features of our executive compensation program are intended to:
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Ensure that our compensation opportunities do not encourage excessive risk taking, and

•
Focus our executive officers on managing the Company towards creating long-term, sustainable value for our shareholders.

In January 2025, the Compensation Committee’s performed a risk assessment of the Company’s 2024 incentive compensation program to evaluate whether any of the Company’s plans, plan design or processes of determining compensation of the executive officers and other employees encourage unnecessary or excessive risk taking. The Compensation Committee was satisfied that the Company’s 2024 executive compensation program does not promote excessive risk-taking behavior by executive officers of the Company or increase risk to the Company. Thus, the Compensation Committee concluded that the 2024 incentive compensation program is not reasonably likely to have a material adverse effect on the Company.
Accounting Considerations
The Company follows Financial Accounting Standards Board ASC Topic 718 for our stock-based compensation awards. In accordance with ASC Topic 718, stock-based compensation cost is measured at the grant date, or with respect to performance-based awards, the service inception date, based on the estimated fair value of the awards using a variety of assumptions. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards. The Company records this expense on an ongoing basis over the requisite employee service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the management of the Company. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:
Fred S. Robertson (Chairperson)
Jon-Al Duplantier
Michael A. Havard
John E. Williams, Jr.
The report of the Compensation Committee shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed soliciting material or subject to Regulation 14A of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

EXECUTIVE COMPENSATION PAYMENTS AND AWARDS
Summary Compensation Table
The following table sets forth information regarding the compensation paid to each of our Named Executive Officers for the fiscal years indicated. The title shown for each Named Executive Officer reflects his or her position as of the last day of 2024. Except as set forth in the notes to the table, all cash compensation for each of our Named Executive Officers was paid by the Bank.
Name and Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-equity Incentive Plan Compensation(4)	Change in Pension Value and Non- qualified Deferred Compensation Plans(5)	All Other Compensation(6)	Total
Robert R. Franklin, Jr. Chief Executive Officer of Stellar and Executive Chairman of the Bank	2024	$785,000	$—	$1,088,106	$763,151	$—	$42,665	$2,678,922
	2023	745,000	92,613	1,001,514	527,972	—	34,133	2,401,232
	2022	573,750	900,000	1,391,086	—	5,023	620,747	3,490,606
Paul P. Egge Senior Executive Vice President, Chief Financial Officer of Stellar and the Bank	2024	509,850	—	360,031	286,961	—	51,432	1,208,274
	2023	495,000	49,754	321,280	206,353	—	24,529	1,096,916
	2022	117,500	35,000	611,875	188,688	—	11,521	964,584
Steven F. Retzloff Executive Chairman of Stellar and Senior Executive Chairman of the Bank	2024	566,500	—	533,957	260,873	—	43,027	1,404,357
	2023	550,000	36,197	506,324	206,353	—	17,210	1,316,084
	2022	137,500	75,000	1,117,979	164,485	—	10,458	1,505,422
Ramon A. Vitulli, III President of Stellar and Chief Executive Officer of the Bank	2024	584,010	—	475,864	358,582	—	39,641	1,458,097
	2023	567,000	49,754	429,359	283,642	—	7,150	1,336,905
	2022	135,000	50,000	729,409	231,221	—	19,987	1,165,617
Justin M. Long(7) Senior Executive Vice President, General Counsel and Corporate Secretary of Stellar and the Bank	2024	427,450	—	278,614	218,712	—	34,058	958,834
	2023	415,000	27,312	714,521	155,703	—	23,527	1,336,063
	2022	—	—	—	—	—	—	—

(1)
The amounts shown in this column represent salaries earned during the fiscal year shown. For Messrs. Egge, Retzloff and Vitulli, the amounts shown for 2022 represent their salaries for the period beginning October 1, 2022, which was the effective date of the Merger.

(2)
For 2023, the amount shown was awarded as a discretionary cash bonus paid in March 2024 for such officer’s exceptional personal performance in 2023 in connection with the successful completion of the core system conversion and full operational integration of CBTX and Allegiance.

(3)
The amounts shown in the Stock Awards column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, these amounts represent the aggregate grant date fair value of the Restricted Stock Awards (“RSAs”) and Performance Share Unit Awards (“PSUs”) (2024) or Performance Share Awards (“PSAs”) (2023 and 2022) granted in the year indicated computed in accordance with ASC Topic 718. The grant date fair value (which is sometimes referred to herein as the “accounting value”) is used to recognize the accounting expense for long-term equity awards. For 2024, the amounts shown include the grant date fair value of the PSUs awarded on March 15, 2024. The grant date fair value of the PSUs was determined by an outside professional valuation consultant to be $28.68 per share and represents the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. The grant date fair value is used to recognize the accounting expense for long-term equity awards. For 2023, the amounts shown include the grant date fair value of the PSAs awarded on March 15, 2023. The grant date fair value of the PSAs was determined by an outside professional valuation consultant to be $17.33 per share and represents the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. For 2022, the amounts shown include the grant date fair value of the PSAs awarded in November 2022 to Messrs. Franklin and Retzloff. The grant date fair value of the PSAs was determined by an outside professional valuation consultant to be $22.00 per share and represents the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. The amounts shown in this column for Mr. Franklin represent stock awards granted to him during 2022. The amounts shown in this column for Messrs. Egge, Franklin, Retzloff and Vitulli represent stock awards granted to them on or after October 1, 2022. See Note 13 to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on March 3, 2025, for a discussion of assumptions made by us in determining the aggregate grant date fair value of the RSAs and PSAs.

(4)
The amounts shown in this column for 2024, 2023 and 2022 reflect the amounts paid to the applicable Named Executive Officers under the AIP based on performance in those years.

(5)
The amount shown for Mr. Franklin reflects earnings credited at the rate of 4% on his bonus holdback amounts for the period that began January 1, 2022, and ended on June 15, 2022.

(6)
The amounts shown as “All Other Compensation” for 2024 are comprised of the following:

Name	Matching Contributions to 401 (k)	Health Savings Account Contributions	Automobile Allowance or Reimbursements	Country Club Dues	Dividends on Restricted Stock that Vested in 2024	Split Dollar Life Insurance Policy	Paid Time Off Payout	Total
Robert R. Franklin, Jr.	$20,700	$1,500	$7,019	$—	$7,381	$6,065	$—	$42,665
Paul P. Egge	20,700	1,500	15,000	6,625	7,607	—	—	51,432
Steven F. Retzloff	20,700	2,000	15,000	—	5,327	—	—	43,027
Ramon A. Vitulli, III	4,398	1,500	15,000	9,509	9,234	—	—	39,641
Justin M. Long	17,439	1,500	—	—	6,899	—	8,220	34,058

(7)
Compensation for Mr. Long is provided only for 2024 and 2023 as he was not a Named Executive Officer for 2022.

Grants of Plan-Based Awards for 2024
The following two tables set forth information relating to grants of plan-based awards to the Named Executive Officers during 2024 and the RSAs and PSUs held by the Named Executive Officers as of December 31, 2024. All non-equity incentive plan awards were made under the Stellar AIP as it was in effect during 2024, and all awards of RSAs and PSUs were made under the 2022 Plan (defined below).
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock(3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Robert R. Franklin, Jr. RSA PSU Annual Incentive
	3/15/2024	$—	$—	$—	—	—	—	16,404	$382,377
	3/15/2024	—	—	—	—	24,607	49,214	—	705,729
	3/15/2025	—	745,750	1,118,625	—	—	—	—	—
Paul P. Egge RSA PSU Annual Incentive
	3/15/2024	—	—	—	—	—	—	6,925	161,422
	3/15/2024	—	—	—	—	6,925	13,850	—	198,609
	3/15/2025	—	280,418	420,626	—	—	—	—	—

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock(3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Steven F. Retzloff RSA PSU Annual Incentive
	3/15/2024	—	—	—	—	—	—	8,050	187,646
	3/15/2024	—	—	—	—	12,075	24,150	—	346,311
	3/15/2025	—	254,925	382,388	—	—	—	—	—
Ramon A. Vitulli, III RSA PSU Annual Incentive
	3/15/2024	—	—	—	—	—	—	9,153	213,356
	3/15/2024	—	—	—	—	9,153	18,306	—	262,508
	3/15/2025	—	350,406	525,609	—	—	—	—	—
Justin M. Long RSA PSU Annual Incentive
	3/15/2024	—	—	—	—	—	—	5,359	124,918
	3/15/2024	—	—	—	—	5,359	10,718	—	153,696
	3/15/2025	—	213,725	320,588	—	—	—	—	—

(1)
The Stellar AIP provides a cash payout based on performance. The amounts disclosed in these columns reflect the target and maximum annual cash incentive opportunities for Named Executive Officers for 2024. The amount of the annual cash incentive opportunity depends on the base salary of the Named Executive Officer for the year. Threshold performance results in a 0% payout, target performance results in a payout at 100% of target and the maximum payout is 150% of the target. Linear interpolation is used to determine the applicable payout amount between threshold and target and between target and maximum. For the Named Executive Officers, the actual amounts paid under the Stellar AIP for 2024 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above.

(2)
Amounts disclosed in these columns reflect the potential target and maximum number of shares covered by the PSUs granted on the dates indicated to the applicable Named Executive Officers.

(3)
Amounts disclosed in these columns reflect the number of shares covered by RSAs granted to our Named Executive Officers for the dates indicated.

(4)
The amounts shown in the column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, these amounts represent the aggregate grant date fair value of the RSAs and PSUs granted in the year indicated computed in accordance with ASC Topic 718. The grant date fair value is used to recognize the accounting expense for long-term equity awards. For 2024, the amounts shown include the grant date fair value of the PSUs awarded on March 15, 2024. The grant date fair value of the PSUs was determined by an outside professional valuation consultant to be $28.68 per share, and represents the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718 calculated using a Monte-Carlo simulation model. See Note 13 to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on March 3, 2025, for a discussion of assumptions made by us in determining the aggregate grant date fair value of the RSAs and PSUs.

Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding outstanding equity awards held by the Named Executive Officers as of December 31, 2024. None of the Named Executive Officers held option awards at December 31, 2024.
	Stock Awards
Name	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested(1)
Robert R. Franklin, Jr.	4,422(2)	$125,364	27,855(3)	$789,689
	8,563(4)	242,761	19,265(6)	546,163
	16,404(7)	465,053	24,607(8)	697,608
Paul P. Egge	6,211(2)	176,082	5,298(6)	150,184
	3,532(4)	100,132	6,925(8)	196,324
	6,925(7)	196,324	—	—
Steven F. Retzloff	3,771(2)	106,908	23,753(3)	673,398
	4,329(4)	122,727	9,740(6)	276,115
	8,050(7)	228,218	12,075(8)	342,326
Ramon A. Vitulli, III	7,404(2)	209,903	7,080(6)	200,704
	4,720(4)	133,812	9,153(8)	259,488
	9,153(7)	259,488	—	—
Justin M. Long	2,961(4)	83,944	4,442(6)	125,917
	5,710(5)	161,879	5,359(8)	151,928
	5,359(7)	151,928	—	—

(1)
Based on the closing price of $28.35 per share of the Company’s common stock on December 31, 2024.

(2)
Amounts disclosed reflect the number of unvested shares covered by RSAs granted on November 1, 2022. These shares will vest on October 31, 2025, subject to such Named Executive Officer’s continued service with us on the vesting date.

(3)
Amount reflects estimated earned PSAs granted on November 1, 2022 (the “2022 PSAs”) based on performance status as of December 31, 2023. The actual number of shares earned with respect to the 2022 PSAs was determined based on our performance relative to pre-established TSR, ROATCE, and Relative Efficiency Ratio Performance metrics. The shares earned with respect to the 2022 PSAs will vest on October 1, 2025, generally subject to the Named Executive Officer’s continued service with us on the vesting date.

(4)
Amounts disclosed reflect the number of unvested shares covered by RSAs granted on March 15, 2023. One-third of the shares covered by these RSAs vested on March 15, 2024 and one-third will vest on each of, March 15, 2025, and March 15, 2026, generally subject to such Named Executive Officer’s continued service with us on each such vesting date.

(5)
Amounts disclosed reflect the number of unvested shares covered by the RSA granted to Mr. Long on March 15, 2023, pursuant to the terms of his employment agreement. One-third of the shares covered by this RSA vested on October 1, 2023 and October 1, 2024 and the remaining one-third of the shares covered by this RSA will vest on October 1, 2025, generally subject to Mr. Long’s continued service with us on such vesting date.

(6)
Amount reflects estimated earned PSAs granted on March 15, 2023 (the “2023 PSAs”) based on performance status as of December 31, 2024 (100% of target). Between 0% and 200% of the target number of shares covered by the PSAs will vest on December 31, 2025, generally subject to the applicable Named Executive Officer’s continued service with us on such date. The number of shares earned will be determined after December 31, 2024, based on our performance relative to pre-established TSR performance metrics, provided that the maximum number of shares will be 200% of the target number if our TSR is at or above 75th percentile, for the period that began January 1, 2023, and ends December 31, 2024 and will be 0% if TSR is below the 20th percentile.

(7)
Amounts disclosed reflect the number of unvested shares covered by RSAs granted on March 15, 2024. One-third of the shares covered by these RSAs will vest on each of March 15, 2025, March 15, 2026, and March 15, 2027, generally subject to such Named Executive Officer’s continued service with us on each such vesting date.

(8)
Amount reflects estimated earned PSUs granted on March 15, 2024 (the “2024 PSUs”) based on performance status as of December 31, 2024 (100% of target). Between 0% and 200% of the target number of shares covered by the PSUs will vest on December 31, 2027, generally subject to the applicable Named Executive Officer’s continued service with us on such date. The number of shares earned will be determined after December 31, 2026, based on our performance relative to pre-established TSR performance metrics, provided that the maximum number of shares will be 200% of the target number if our TSR is at or above 75th percentile, for the period that began January 1, 2024, and ends December 31, 2026, 100% if at or above the 45th percentile and will be 0% if TSR is below the 20th percentile.

Options Exercised and Stock Vested
The following table contains information concerning each vesting of restricted stock during the fiscal year ended December 31, 2024 for the Named Executive Officers.
	Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Robert R. Franklin Jr.	—	—	8,702	$210,686
Paul P. Egge	—	—	7,976	196,087
Steven F. Retzloff	—	—	5,934	144,771
Ramon A. Vitulli, III	13,262	$120,021	9,763	239,746
Justin M. Long	—	—	7,189	176,892

(1)
Calculated by multiplying the difference between the closing price of the common stock on the date of exercise, less exercise price of the options, by the number of shares of common stock acquired upon exercise of the options.

(2)
Calculated by multiplying the closing price of the common stock on the date of vesting by the number of shares of common stock acquired upon vesting. For each Named Executive Officer, the amount reported is the aggregate of shares vesting from multiple grants of restricted stock.

2022 Omnibus Incentive Plan
In 2022, we adopted the CBTX, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”). The purpose of the 2022 Plan is to provide an additional incentive to selected officers, employees, non-employee directors and consultants of the combined company and its subsidiaries whose contributions are essential to the growth and success of the combined company’s business, and to attract and retain competent and dedicated persons whose efforts will contribute to and promote the long-term growth and profitability of the combined company. The Company’s Board of Directors believes that equity awards are necessary for the combined company to remain competitive and are essential to recruiting and retaining highly qualified employees. The 2022 Plan provides that the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses, other stock-based awards, cash awards, performance awards or any combination of the foregoing. The maximum number of shares of the Company’s common stock that was available for issuance under the 2022 Plan is 2,000,000. As of December 31, 2024, 810,276 shares were available for future grant under the 2022 Plan. The Company has proposed to amend and restate the 2022 Plan to increase the number of shares available for issuance under the 2022 Plan by 1,100,000 shares and shareholders are being asked to approve this proposal at the annual meeting. See “Proposal 3 — Approval of Amended and Restated Stellar Bancorp, Inc 2022 Omnibus Incentive Plan” for additional information.
Potential Payments upon Termination or Change of Control
Upon termination of a Named Executive Officer’s employment with the Company, or upon a change in control, the Company maintains certain arrangements, plans and programs pursuant to which Named Executive Officers are eligible to receive cash severance, equity vesting and other benefits.
Treatment of Equity Awards upon Termination of Employment
Restricted Stock Awards.   Unless otherwise provided for by an employment agreement, the RSAs granted to our Named Executive Officers will be forfeited upon termination of employment for any reason; provided, however, that under the RSAs granted on October 21, 2022, the Named Executive Officers will receive prorated vesting upon their termination due to death or disability.
Performance Share Awards.   Unless otherwise provided for by an employment agreement, under the terms of the PSA award agreement, upon termination of a Named Executive Officer’s employment as a result of termination by the Company any unvested PSAs are forfeited.
Treatment of Equity Awards upon a Change in Control
Restricted Stock Awards.   The RSAs granted to our Named Executive Officers provide for full acceleration of vesting upon a change in control (as defined in the 2022 Plan).
Performance Share Awards.   Under the terms of the PSAs, in the event that the Company experiences a change of control (as defined in the 2022 Plan), then the Compensation Committee will determine and approve the Company’s performance with respect to the performance vesting conditions no later than three (3) business days before the date on which such change of control occurs. Provided that the recipient remains a service provider (as defined in the 2022 Plan) from the grant date to the date of the change of control, he or she will be deemed to have earned and vested, effective as of immediately prior to the change of control, the number of PSAs determined based on the Company’s performance (as determined by the Compensation Committee in its sole discretion). All unearned PSAs will be automatically forfeited to and reacquired by the Company without consideration immediately upon the change of control.
Stellar Bancorp, Inc. Change in Control Severance Plan.
As described above in the CD&A, in connection with the Merger, the Board approved the Stellar Bancorp, Inc. Change in Control Severance Plan which is applicable to the Named Executive Officers. If an involuntary termination of a Named Executive Officer’s employment (other than for death, disability or “cause” (as defined in the Plan)) or a resignation by the eligible employee for “good reason” (as defined in the Change in Control Severance Plan) occurs during the period, commencing three months prior to the consummation of a change in control and ending 18 months following such change in control (each a “Qualifying Termination”), the Named Executive Officer will be entitled to (a) a payment equal to two times the sum of (i) the Named Executive Officer’s annual base salary and (ii) the Named Executive Officer’s target bonus, (b) a payment equal to the Named Executive Officer’s pro-rata annual bonus for the year in which the termination occurs, and (c) a payment equal to 18 times the Company’s monthly contribution to the cost of medical, dental and vision coverage for the Named Executive Officer and his or her dependents. The Named Executive Officer will also be entitled to outplacement services not to exceed $25,000.
Any severance benefits payable under the Change in Control Severance Plan will be reduced by any severance benefits to which the Named Executive Officer would otherwise be entitled under any general severance policy or severance plan maintained by the Company or its subsidiaries. The Change in Control Severance Plan also contains a 12-month non-solicitation covenant applicable to any Named Executive Officer who receives benefits under the Plan.

If the payments or benefits to be paid to a Named Executive Officer under the Change in Control Severance Plan or any other arrangement would trigger the excise tax imposed on “excess parachute payments,” the Named Executive Officer’s payments and benefits will be reduced to the maximum amount that does not trigger the excise tax unless the Named Executive Officer would be better off (on an after-tax basis) if he or she received all payments and benefits and paid all excise and income taxes. All of our Named Executive Officers participate in the Change in Control Severance Plan.
The table below sets forth for each of the Named Executive Officers the amount of the severance payments and benefits and the accelerated vesting of equity awards that the Named Executive Officer would have been entitled to upon various change in control and termination of employment events as described above, assuming that a change in control and/or termination of employment occurred on December 31, 2024.
Name	Compensation Component	Change in Control	Involuntary Termination in Connection with a Change in Control	Involuntary Termination without a Change in Control	Retirement	Death or Disability
Robert R. Franklin Jr.	Cash Severance	$—	$4,592,250(1)	$1,570,000(2)	$—	$1,570,000(2)
	Long Term Incentives	2,866,639(3)	2,866,639(5)	1,703,977(5)	—	2,866,639(5)
	Non-Equity Incentive Plan Compensation	—	745,750(6)	745,750(6)	745,750(6)	745,750(6)
	Benefits and Perquisites	—	56,527(8)	6,177(2)	—	6,177(8)
	Total	$2,866,639	$8,261,166	$4,025,904	$745,750	$5,188,566
Paul P. Egge	Cash Severance	$—	$1,580,535(1)	$333,363(9)	$—	$—
	Long Term Incentives	819,046(3)	819,046(4)	—	—	492,518(11)
	Non-Equity Incentive Plan Compensation	—	280,418(7)	—	280,418(7)	280,418(7)
	Benefits and Perquisites	—	67,294(8)	19,972(10)	—	—
	Total	$819,046	$2,747,293	$353,335	$280,418	772,936
Steven F. Retzloff	Cash Severance	$—	$1,642,850(1)	$588,288(9)	$—	$—
	Long Term Incentives	1,749,691(3)	1,749,691(4)	—	—	1,335,336(11)
	Non-Equity Incentive Plan Compensation	—	254,925(7)	—	254,925(7)	254,925(7)
	Benefits and Perquisites	—	52,156(8)	20,367(10)	—	—
	Total	$1,749,691	$3,699,622	$608,655	$254,925	$1,590,261
Ramon A. Vitulli, III	Cash Severance	$—	$1,868,832(1)	$606,472(9)	$—	$—
	Long Term Incentives	1,063,394(3)	1,063,394(4)	—	—	636,779(11)
	Non-Equity Incentive Plan Compensation	—	350,406(7)	—	350,406(7)	350,406(7)
	Benefits and Perquisites	—	67,294(8)	31,720(10)	—	—
	Total	$1,063,394	$3,349,926	$638,192	$350,406	$987,185
Justin M. Long	Cash Severance	$—	$1,282,350(1)	$180,844(9)	$—	$—
	Long Term Incentives	675,595(3)	675,595(4)	—	—	389,941(11)
	Non-Equity Incentive Plan Compensation	—	213,725(7)	—	213,725(7)	213,725(7)
	Benefits and Perquisites	—	50,847(8)	7,898(10)	—	—
	Total	$675,595	$2,222,517	$188,742	$213,725	$603,666

(1)
Under the Company’s Change in Control Severance Plan, amount is equal to two times (three times in the case of Mr. Franklin) the sum of the base salary in effect immediately prior to the termination plus the target annual incentive bonus.

(2)
Under his employment agreement, if Mr. Franklin is involuntarily terminated without “cause,” he resigns for “good reason”, or his employment terminates due to his death or disability, he is entitled to receive (a) cash severance equal to the greater of two times his then base salary or $1,500,000, (b) a prorated bonus for the year of termination based on performance at “target”, and (c) a payment equal to 18 times the premium for continuation coverage under COBRA under the Company’s health benefit plans. He will also be deemed to have satisfied all service vesting conditions with respect to his then-outstanding equity awards.

(3)
Under the terms of the RSA agreements, upon the occurrence of a change in control, 100% of all RSAs will vest as of the date of the change in control. In addition, under the terms of the PSA agreements, the PSAs granted to Messrs. Franklin and Retzloff in 2022 and those awarded in 2023 will vest as of the date of the change in control in the amount earned based on actual performance as of the date of the change in control. The amount shown is the market value of all unvested RSAs based on the price of a share of our common stock as of December 31, 2024, plus the market value of the 2022 and 2023 PSAs based on performance status as of December 31, 2024 at 210% of target for the awards made in 2022 and 100% of target for the awards made in 2023 based on the price of a share of our common stock as of December 31, 2024. Under the terms of the PSUs granted to the Named Executive Officers in 2024, the PSUs will vest as of the date of the change in control in the amount earned based on actual performance as of the date of the change in control. The amount shown includes the current value of the 2024 PSUs and the price of a share of stock as of December 31, 2024.

(4)
The vesting of equity compensation described in footnote (3) to this table also applies if the Named Executive Officer’s employment is terminated in a Qualifying Termination in connection with a change in control.

(5)
Under his employment agreement, if Mr. Franklin is involuntarily terminated without “cause,” he resigns for “good reason”, or his employment terminates due to his death or disability, he will deemed to have satisfied all service vesting conditions with respect to then-outstanding equity awards. The amount shown is the market value of all unvested RSAs based on the price of a share of our common stock as of December 31, 2024, plus the market value of the PSAs/PSUs based on performance status as of December 31, 2024 at 70% of target for the 2024 PSUs, 210% of target for awards made in 2022 and 100% of target for awards made in 2023 based on the price of a share of our common stock as of December 31, 2024.

(6)
Under Mr. Franklin’s employment agreement, amount is equal to a pro-rata portion of his 2024 annual incentive bonus based on “target” performance.

(7)
The Stellar AIP provides a cash payout based on performance. The amounts disclosed in these columns reflect the target annual cash incentive opportunities for Named Executive Officers for 2024. The amount of the annual cash incentive opportunity depends on the base salary of the Named Executive Officer for the year. Threshold performance results in a 0% payout, target performance results in a payout at 100% of target and the maximum payout is 150% of the target. Linear interpolation is used to determine the applicable payout amount between threshold and target and between target and maximum. For the Named Executive Officers, the actual amounts paid under the Stellar AIP for 2024 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above.

(8)
Amount is the Company’s contribution to the cost of medical, dental, and vision coverage for each Named Executive Officer for an 18-month period plus $25,000 for outplacement services.

(9)
Under the Stellar Bank Severance Plan, the Named Executive Officers are eligible to receive four weeks of severance for each completed year of service, subject to a minimum of 26 weeks and a maximum of 52 weeks if their job is eliminated and they are not offered a comparable position.

(10)
Amount is the Company’s contribution to the cost of medical and dental coverage for each Named Executive Officer for the period of their severance under the Stellar Bank Severance Plan (4 weeks per completed year of service, for a minimum of 26 weeks and a maximum of 52 weeks).

(11)
Under the terms of the RSA agreements for the RSAs granted to Messrs. Egge, Retzloff, and Vitulli on October 21, 2022 and the RSA awards made to Messrs. Egge, Retzloff, Vitulli and Long on March 15, 2023 and 2024, the holder of the RSA receives prorated vesting of his unvested RSA award upon his termination due to death or disability (as defined in the 2022 Plan).

PAY VERSUS PERFORMANCE TABLE
In accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K (the “Pay Versus Performance Rule”), we are providing the following information about the relationships between the compensation actually paid to our Named Executive Officers and company performance.
The following table sets forth information concerning the compensation of our Chief Executive Officer and our other Named Executive Officers for each of the last five fiscal years:
					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(2)	Average Summary Compensation Table for Non-CEO Named Executive Officers(2)	Average Summary Compensation Actually Paid to Non-CEO Named Executive Officers(3)	Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)	Net Income ($ millions)	Company Selected Measure: Earnings Per Share ($)
2024	$2,678,922	$1,363,785	$1,261,187	$1,020,455	$100.49	$123.92	$115.00	$2.15
2023	$2,395,804	$2,486,133	$1,271,492	$1,319,147	$96.64	$114.99	$130.50	$2.45
2022	$3,492,506	$3,124,239	$1,165,405	$1,074,976	$100.17	$90.81	$51.40	$1.48
2021	$1,747,942	$1,793,633	$655,068	$683,648	$96.87	$128.27	$81.60	$2.85
2020	$1,474,092	$1,424,283	$679,635	$653,648	$83.67	$107.54	$26.40	$1.57

(1)
Amounts reported are for Robert R. Franklin, Jr., who served as our Chief Executive Officer during each of the applicable fiscal years.

(2)
Our non-CEO Named Executive Officers (our “Non-CEO Named Executive Officers”) were (a) Paul P. Egge, Steven F. Retzloff, Ramon A. Vitulli, III, and Justin M. Long for 2024 (b) Paul P. Egge, Steven F. Retzloff, Ramon A. Vitulli, III, and Justin M. Long for 2023, (c) Paul P. Egge, Robert T. Pigott, Jr., Steven F. Retzloff, Ramon A. Vitulli, III, and Travis Jaggers for 2022; and (d) Robert T. Pigott and J. Pat Parsons for 2021 and 2020.

(3)
Amounts in these columns show the “Compensation Actually Paid,” as calculated in accordance with the methodology prescribed by the Pay Versus Performance Rule. The table below provides the adjustments to the Summary Compensation Table total compensation to arrive at the Compensation Actually Paid to our CEO and the average Compensation Actually Paid to our Non-CEO Named Executive Officers for the fiscal year ended December 31, 2024.

	2024
	CEO	Non-CEO NEOs (Average)
Summary Compensation Total	$2,678,922	$1,261,187
Adjustments:
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable Fiscal Year	$(1,088,106)	$(412,117)
Increased based on ASC Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, determined as of Applicable Fiscal Year End	$1,185,300	$454,213
Increase based on ASC 718 Fair Value of Awards Granted during Applicable Fiscal Year that Vested during Applicable Fiscal Year End, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior Fiscal Year that were Outstanding and Unvested as of Applicable Fiscal Year End determined based on change in ASC 718 Fair Value from Prior Fiscal Year End to Applicable Fiscal Year End	$(1,619,979)	$(472,193)
Increase/deduction for Awards Granted during Prior Fiscal Year that Vested During Applicable Fiscal Year, determined based on change in ASC 718 Fair Value from Prior Fiscal Year End to Vesting Date	$207,648	$189,365
Total Adjustments	$(1,315,137)	$(240,731)
Total Compensation Actually Paid	$1,363,785	$1,020,455
For purposes of the foregoing adjustments, the value of equity awards was determined as follows: i) for RSAs, the closing price of our common stock on the fiscal year-end date, or, in the case of vesting RSAs, the closing price of our common stock on the applicable vesting date; and (ii) for unvested PSAs/ PSUs as of fiscal year-end, the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of fiscal year-end under ASC Topic 718, calculated by an outside professional valuation consultant using a Monte-Carlo simulation model.
(4)
Our total shareholder return is calculated, for each fiscal year, as the cumulative total shareholder return on our common stock from January 1, 2020, through the last day of the applicable fiscal year, assuming that $100 was invested beginning January 1, 2020. Amounts shown include reinvestment of dividends on the Company’s common stock.

(5)
Peer TSR for 2024 reflects the TSR of the S&P 600, the industry peer group reported in the Company’s Stock Performance Group in the 2024 Annual Report on Form 10-K. Peer TSR for 2020, 2021, 2022, and 2023 reflects the TSR of the Nasdaq Bank Index, the industry peer group reported in the Company’s Stock Performance Group in the Annual Report on Form 10-K for those fiscal years.

Relationships Between Compensation Actually Paid and Financial Performance Measures
The chart below shows the relationship between the compensation actually paid to our Named Executive Officers and the cumulative TSR of Stellar and the applicable industry peer group for the five years shown.

Compensation Actually Paid vs Total Shareholder Return
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$140
$120
$100
$80
$60
$40
$20
$0
Total Shareholder Return
2020
2021
2022
2023
2024
PEO CAP
Non-PEO NEO CAP (Average)
Company TSR
Peer Group TSR

The charts below show the relationship between the compensation actually paid to our Named Executive Officers and our net income and earnings per share for the five years shown.

Compensation Actually Paid vs. GAAP Net Income
Compensation Actually Paid
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Net Income (dollars in millions)
$140
$120
$100
$80
$60
$40
$20
$0
2020
2021
2022
2023
2024
PEO CAP
Non-PEO NEO CAP (Average)
Net Income

Compensation Actually Paid vs. GAAP Earnings Per Share
Compensation Actually Paid
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Earnings Per Share
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2020
2021
2022
2023
2024
PEO CAP
Non-PEO NEO CAP (Average)
Earnings Per Share

Other Financial Performance Measures
The most important financial performance measures used by the Company to link executive “compensation actually paid” to the Company’s Named Executive Officers, for the most recently completed fiscal year, to the Company’s performance, are as follows:
Earnings Per Share
Relative Return on Average Assets (“ROAA”) Relative Return on Average Common Equity (“ROACE”)
Relative Return on Average Tangible Common Equity (“ROATCE”)
For a discussion of how these other financial performance measures impacted the compensation actually paid to our Named Executive Officers during 2024, please see the “Executive Compensation and Other Matters — Compensation Discussion and Analysis” beginning on page 35.

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The CEO to median employee pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
Below is the 2024 annual total compensation of the Company’s CEO, the annual total compensation of the Company’s median employee, the ratio of the annual total compensation of the Company’s CEO to that of the Company’s median employee and the methodology we used to calculate the Company’s CEO pay ratio.
CEO Annual Total Compensation	$2,703,432
Median Employee Annual Total Compensation	$79,581
CEO to Median Employee Pay Ratio	34 to 1
Methodology
To identify the median of the annual total compensation of all of the Company’s employees, as well as to determine the annual total compensation of the Company’s median employee and the Chief Executive Officer, the Company took the following steps:
•
We determined that, as of December 31, 2024, the Company’s eligible employee population, including full-time, part-time and seasonal workers, consisted of 1,149 individuals, (excluding the Chief Executive Officer) and all of these individuals were located in the United States.

•
To identify the “median employee” (other than the Chief Executive Officer), we compared the compensation amounts from the Company’s payroll records as reported to the Internal Revenue Service on Form W-2 for 2024. In making this determination, we did not annualize the compensation of full or part-time employees who were hired in 2024, but did not work for the Company for the entire fiscal year. Further, in accordance with SEC rules we did not make full-time equivalent adjustments to the Company’s eight part-time employees.

•
Once we identified the median employee, we combined all of the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K resulting in annual total compensation of our median employee of $79,581.

•
To determine the annual total compensation of the Chief Executive Officer, we used the amount reported in the “Total” column of the Summary Compensation Table appearing on page 54, which was calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

The Company’s continued investment in its employees is tantamount to the continued performance of the organization, and the Company focuses on offering competitive compensation arrangements that balance risk and reward while encouraging employees to grow and develop professionally.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Some of our officers, directors and principal shareholders and their affiliates are customers of the Bank. Such officers, directors and principal shareholders and their affiliates have had transactions in the ordinary course of business with the Bank, including borrowings, all of which were effected on substantially the same terms and conditions, including interest rate and collateral, as those prevailing from time to time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or other unfavorable features. We expect to continue to have such transactions on similar terms and conditions with such officers, directors and shareholders and their affiliates in the future.
Transactions by us with related persons are subject to regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors, and principal shareholders). See our Annual Report on Form 10-K Item 1. Business — Regulation and Supervision — Limits on Transactions with Affiliates and Insiders. Additionally, the Company has adopted policies to comply with these regulatory requirements and restrictions, such as a written Related Person Transactions Policy which provides that any related person transaction is generally prohibited unless the Audit Committee determines that such transaction is fair to the Company and, if necessary, the Company has developed an appropriate plan to manage any conflicts of interest.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS OF THE COMPANY
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of March 26, 2025, by (1) directors, director nominees and Named Executive Officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Company’s common stock and (3) all directors, director nominees and executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.
Except as otherwise indicated, we believe the beneficial owners of common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(2)
Directors, Director Nominees and Named Executive Officers:
John Beckworth	198,551(3)	*
Laura D. Bellows	—	*
Cynthia A. Dopjera	9,203(4)	*
Jon-Al Duplantier	8,278(5)	*
Paul P. Egge	47,861(6)	*
Robert R. Franklin, Jr.	357,444(7)	*
Michael A. Havard	64,883(8)	*
Frances H. Jeter	28,446(9)	*
Justin M. Long	37,729(10)	*
Joe E. Penland, Jr.	1,538,896(11)	2.94%
Reagan A. Reaud	11,033(12)	*
Steven F. Retzloff	522,862(13)	1.00%
Fred S. Robertson	98,231(14)	*
Joseph B. Swinbank	331,080(15)	*
Tymothi O. Tombar	2,660(16)	*
Ramon A. Vitulli, III	92,056(17)	*
John E. Williams, Jr.	1,283,586(18)	2.46%
William E. Wilson, Jr.	79,694(19)	*
Directors, Nominees and Executive Officers as a group (20 persons)	4,873,917(20)	9.33%
Principal Shareholders:
BlackRock, Inc.	7,705,275(21)	14.74%
The Vanguard Group	3,062,655(22)	5.86%

*
Indicates ownership which does not exceed 1.00%.

(1)
The address of each of the Company’s directors and officers is c/o Stellar Bancorp, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046.

(2)
Percentages are based on 52,266,729 shares of common stock issued and outstanding at March 26, 2025. For purposes of computing the percentage of outstanding shares of common stock held by any individual list on this table, any shares of common stock that such person has the right to acquire pursuant to the exercise of a stock option that are exercisable or will vest within 60 days of March 26, 2025 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Includes (i) 20,280 shares held by Mr. Beckworth individually, (ii) 81,051 shares held by John Beckworth & Laura H. Beckworth Ten Com, (iii) 94,560 shares held by Laura Hobby Beckworth 1999 WPH Trust of which his spouse is trustee and (iv) 2,660 shares outstanding pursuant to restricted stock awards.

(4)
Includes (i) 4,523 shares held by Ms. Dopjera individually, (ii) 1,482 shares held by Ms. Dopjera’s individual retirement account, (iii) 538 shares held by Cynthia A. Dopjera Living Trust and (iv) 2,660 shares outstanding pursuant to restricted stock awards.

(5)
Includes (i) 5,618 shares held by Mr. Duplantier individually and (ii) 2,660 shares outstanding pursuant to restricted stock awards.

(6)
Includes (i) 27,531 shares held by Mr. Egge individually, (ii) 1,828 shares outstanding pursuant to Performance Stock Awards and (iii) 18,502 shares outstanding pursuant to restricted stock awards. This does not include 6,925 Performance Share Units granted March 15, 2024 or 8,202 Performance Share Units granted March 1, 2025. Mr. Egge has pledged 23,032 shares as collateral to secure outstanding debt obligations.

(7)
Includes (i) 289,032 shares held by Mr. Franklin individually, (ii) 34,505 shares outstanding pursuant to Performance Stock Awards and (iii) 33,907 shares outstanding pursuant to restricted stock awards. This does not include 24,607 Performance Share Units granted March 15, 2024 or 29,552 Performance Share Units granted March 1, 2025.

(8)
Includes (i) 62,223 shares held by Mr. Havard individually and (ii) 2,660 shares outstanding pursuant to restricted stock awards.

(9)
Includes (i) 25,786 shares held by Ms. Jeter individually and (ii) 2,660 shares outstanding pursuant to restricted stock awards.

(10)
Includes (i) 18,060 shares held by Mr. Long individually, (ii) 2,800 shares held by Mr. Long’s individual retirement account, (iii) 1,533 shares outstanding pursuant to Performance Stock Awards and (iv) 15,336 shares outstanding pursuant to restricted stock awards. This does not include 5,359 Performance Share Units granted March 15, 2024 or 6,347 Performance Share Units granted March 1, 2025.

(11)
Includes (i) 580,430 shares held by Mr. Penland individually, (ii) 227,170 shares held by the Penland Foundation of which Mr. Penland serves as the trustee, (iii) 724,636 shares held by Tram Road Partners LP of which Mr. Penland is the trustee, (iv) 4,000 shares held by Quality Mat Company of which Mr. Penland serves as Chief Executive Officer and (v) 2,660 shares outstanding pursuant to restricted stock awards. Tram Road Partners LP has pledged 724,636 shares as collateral to secure outstanding debt obligations.

(12)
Includes (i) 7,873 shares held by Mr. Reaud individually, (ii) 500 shares held by Reaud Holdings LLC and (iii) 2,660 shares outstanding pursuant to restricted stock awards.

(13)
Includes (i) 61,141 shares held by Mr. Retzloff individually, (ii) 27,115 shares outstanding pursuant to Performance Stock Awards, (iii) 378,240 shares held by Retzloff Holdings, Ltd of which Mr. Retzloff is a limited partner, (iv) 25,531 shares held by Retzloff Industries, Inc. of which Mr. Retzloff is the President, (v) 12,598 shares held by SF Retzloff Family Limited Partnership, Ltd of which Mr. Retzloff is a limited partner and (vi) 18,237 shares outstanding pursuant to restricted stock awards. This does not include 12,075 Performance Share Units granted March 15, 2024 or 14,401 Performance Share Units granted March 1, 2025.

(14)
Includes (i) 18,084 shares held by Mr. Robertson’s individual retirement account, (ii) 77,487 shares held by The Robertson Family Trust of which Mr. Robertson is a trustee and (iii) 2,660 shares outstanding pursuant to restricted stock awards.

(15)
Includes (i) 226,820 shares held by Mr. Swinbank individually, (ii) 101,600 shares held by the JBS/STS Grandchildren’s Trust of which Mr. Swinbank has voting power and (iii) 2,660 shares outstanding pursuant to restricted stock awards.

(16)
Includes (i) 2,660 shares outstanding pursuant to restricted stock awards.

(17)
Includes (i) 56,735 shares held by Mr. Vitulli individually, (ii) 9,203 shares held by Mr. Vitulli’s individual retirement account, (iii) 2,443 shares outstanding pursuant to Performance Stock Awards and (iv) 23,675 shares outstanding pursuant to restricted stock awards. This does not include 9,153 Performance Share Units granted March 15, 2024 or 10,840 Performance Share Units granted March 1, 2025. Mr. Vitulli has pledged 52,643 shares as collateral to secure outstanding debt obligations.

(18)
Includes (i) 1,280,426 shares held by Mr. Williams individually, (ii) 500 shares held by his spouse and (iii) 2,660 shares outstanding pursuant to restricted stock awards. Mr. Williams has pledged 608,000 shares as collateral to secure outstanding debt obligations.

(19)
Includes (i) 69,034 shares held by Mr. Wilson individually, (ii) 8,000 shares held by the Caldwell McFaddin Mineral Trust of which Mr. Wilson serves as the trustee, and (iii) 2,660 shares outstanding pursuant to restricted stock awards.

(20)
Includes (i) 4,645,622 shares held by the directors and executive officers, (ii) 69,848 shares outstanding pursuant to Performance Stock Awards and (iii) 158,447 shares outstanding pursuant to restricted stock awards. This does not include 67,026 Performance Share Units granted March 15, 2024 or 80,150 Performance Share Units granted March 1, 2025. Individuals in this group have separately pledged a total of 1,408,311 shares as collateral to secure outstanding debt.

(21)
The information concerning BlackRock, Inc. is based solely on information contained in its Schedule 13G filed with the SEC on January 23, 2024. BlackRock, Inc.’s principal business address is 50 Hudson Yards, New York, NY 10001. Includes shares held by each of Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Asset Management Schweiz AG and BlackRock Investment Management, LLC. Based on the information contained in the filing, BlackRock, Inc. has sole voting power with respect to 7,610,070 shares, sole dispositive power with respect to 7,705,275 shares and beneficially owns 7,705,275 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock.

(22)
The information concerning The Vanguard Group is based solely on information contained in its Schedule 13G filed with the SEC on February 23, 2024. The Vanguard Group’s principal business address is 100 Vanguard Blvd., Malvern, PA 19355. Based on the information contained in the filing, The Vanguard Group has sole voting power with respect to 0 shares, shared power to vote 33,734 shares, sole dispositive power with respect to 3,062,655 shares and shared dispositive power with respect to 75,853 shares.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, requires our directors and executive officers and persons who own more than 10% of our outstanding shares of common stock to file reports of ownership and changes in ownership of our equity securities, including shares of the Company’s common stock with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all reports they file pursuant to Section 16. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10 percent beneficial owners were met, except that there was one inadvertent late filing on behalf of each of Robert R. Franklin, Jr. and Steven F. Retzloff with respect to the reporting of the forfeiture of certain PSAs based on the calculation of the applicable performance metrics.

AUDIT COMMITTEE REPORT
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.
In accordance with its written charter adopted by our Board, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board has determined that each Audit Committee member is independent in accordance with the NYSE listing standards and in Section 10A of the Exchange Act and that each of William E. Wilson, Jr., Michael A. Havard, Tymothi O. Tombar and Cynthia A. Dopjera has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC.
The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with management, which has primary responsibility for the financial statements, and with the Company’s independent registered public accounting firm, Crowe LLP, which is responsible for expressing an opinion on whether such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023 and the results of the Company’s operations and the Company’s cash flows for each of the years in the three-year period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.
The Audit Committee met regularly with Crowe LLP and the Company’s internal audit staff, with and without management present, to discuss the results of their audits, management’s assessment of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also reviewed Crowe LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its respective audit of the Company’s consolidated financial statements.
The Audit Committee discussed with Crowe LLP the matters that are required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. The Audit Committee also discussed with internal audit and management any significant matters as a result of the internal audit work.
The Audit Committee has received the written disclosures and the letter from Crowe LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe LLP’s communications with the Audit Committee concerning independence, and has discussed with Crowe LLP its independence. The Audit Committee has concluded that Crowe LLP has not provided any prohibited non-audit services to the Company and its affiliates, which is compatible with maintaining Crowe LLP’s independence.
Based on the above-mentioned review and discussions with management and Crowe LLP, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC. The Audit Committee also recommended the reappointment, subject to shareholder ratification, of Crowe LLP and our Board concurred in such recommendation.
The Audit Committee of the Board of Directors:
William E. Wilson, Jr. (Chairperson)
Cynthia A. Dopjera
Michael A. Havard
Tymothi O. Tombar

PROPOSAL 3. APPROVAL OF AMENDED AND RESTATED
STELLAR BANCORP, INC. 2022 OMNIBUS INCENTIVE PLAN
Summary
At the annual meeting, we are asking shareholders to approve the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan that is an amendment and restatement of our 2022 Plan, in order to (a) increase the number of shares of our common stock reserved for issuance under the 2022 Plan by an additional 1,100,000 shares (from 2,000,000 shares to 3,100,000 shares), and (b) make certain other administrative changes. The Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan was recommended by our Compensation Committee and approved by the Board, subject to shareholder approval. The Board continues to believe that adopting the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan is in the best interests of the Company and its shareholders because it will permit the Company to continue to provide equity-based incentive awards to promote the continued growth and success of the Company by aligning the interests of the 2022 Plan participants with those of the Company’s shareholders. The Board further believes that added capacity provided by the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan will enhance the Company’s ability to continue to recruit, retain and motivate capable employees, officers and directors of the Company and its affiliates. The Board recommends that shareholders vote in favor of this proposal at the annual meeting.
•
If shareholders approve this proposal, then the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan will become effective as of the date of shareholder approval.

•
If shareholders do not approve this proposal, then the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan will not take effect and the 2022 Plan will continue in its present form and we will continue to grant awards under the 2022 Plan until the shares remaining available for issuance are exhausted. Regardless of whether the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan is approved by our shareholders, each award that was granted under the 2022 Plan, will continue in effect subject to the terms and conditions applicable to such award under the 2022 Plan and related award agreement until its vesting, forfeiture, or expiration.

Our continuing ability to offer equity incentive awards under the 2022 Plan is critical to our ability to attract, motivate and retain qualified employees. The Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan is essential to meet our forecasted needs in respect of equity incentives.
The Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan is necessary to promote our long-term success and the creation of shareholder value by:
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Enabling us to continue to attract and retain the services of key employees who would be eligible to receive grants;

•
Aligning participants’ interests with shareholders’ interests through incentives that are based upon the performance of our common stock;

•
Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance; and

•
Providing a long-term equity incentive program that is competitive as compared to other companies with whom we compete for talent.

The 2022 Plan is the only plan under which we grant equity-based incentive awards. Prior to adoption of the 2022 Plan, we granted equity-based incentive awards under the CBTX, Inc. 2017 Omnibus Plan and the CBFH, Inc. 2014 Stock Option Plan (the “Prior CBTX Plans”) and the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan (the “Prior Allegiance Plan”, and together with the Prior CBTX Plans, the “Prior Plans”). No awards may be granted under the Prior Plans after January 23, 2022, the date the 2022 Plan was adopted, but awards outstanding under the Prior Plans continue to be governed by the terms of those plans.
We believe our success depends in part on our ability to attract, motivate, and retain high quality employees and directors and that the ability to provide equity-based awards under the 2022 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors. The use of common stock as part of our compensation program is also important because equity-based awards help link compensation with long-term shareholder value creation and reward participants based on service and/or performance.
As of March 26, 2025, approximately 609,365 shares of common stock remained available for issuance under 2022 Plan. If the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan is not approved, we may be compelled to significantly increase the cash component of our employee and director compensation, which may not necessarily align employee and director compensation interests with the investment interests of our shareholders. Replacing equity awards with cash would also increase cash compensation expense and use cash that could be better utilized for other purposes.
The actual text of the 2022 Plan as contemplated to be amended is attached to this proxy statement as Appendix B. The following description of the 2022 Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix B.
Corporate Governance Practices
The 2022 Plan provides for good corporate governance practices, such as:
Independent Administration	The 2022 Plan is administered by the Compensation Committee, a committee of independent members of the Board.
Limited Share Recycling Provisions	Any shares that are withheld or reacquired by the Company to satisfy tax withholding obligations or to pay the exercise price of an award will not become available for future grants under the 2022 Plan.
No Repricing Without Shareholder Approval	The exercise price of stock options and stock appreciation rights (“SARs”) generally cannot be reduced, nor can “underwater” stock options or SARs be cancelled in exchange for cash or replaced with other awards or stock options or SARs with a lower exercise or base price, without shareholder approval.
No Dividends/Dividend Equivalents On Unvested Awards	Dividends and dividend equivalents are not paid on unvested awards.
No Discounting of Stock Options or Stock Appreciation Rights	Stock options or SARs must be granted with an exercise or base price less than the fair market value of a share of common stock on the date of grant.
Minimum Holding Period	Under new form award agreements approved by our Compensation Committee in February 2025, shares issued pursuant to awards granted to our executive officers and certain other employees may not be sold until the earlier of (a) twelve months following receipt (whether upon vesting, exercise or settlement of the award) or (b) termination of employment.
Minimum Vesting Periods	Awards under the 2022 Plan must vest no earlier than the first anniversary of applicable grant date, except that an award may provide for accelerated vesting upon the participation’s death, disability or in connection with a change in control. Notwithstanding, up to 5% of the shares reserved under the 2022 Plan may be issued without regard to the minimum vesting requirement.
Awards Subject to Clawback Policy	Awards under the 2022 Plan are subject to the Company’s clawback policy.

Awards Outstanding and Historical Grants
The following provides additional information on total equity awards outstanding and total grants made in the last three fiscal years.
Overhang.   The following table provides certain additional information regarding total awards outstanding under the 2022 Plan and the Prior Plans as of March 21, 2025:
As of March 26, 2025(2)
Number of outstanding options	106,761
Weighted average exercise price of outstanding options	21.33
Weighted average remaining term of outstanding options	1.99 years
Number of outstanding full-value awards(1)	743,746
Total number of shares of common stock outstanding	52,266,729

(1)
A “full value award” means an award of shares of restricted stock or restricted stock units, whether time-based or performance based.

(2)
There are no options outstanding under the 2022 Plan. As of March 21, 2025, the Company had outstanding options to acquire 106,761 shares of common stock that were issued under incentive plans in place prior to the Merger.

Burn Rate.   One means of evaluating the long-term dilution from equity compensation plans is to monitor the number of equity awards granted annually, commonly referred to as “burn rate.” As shown in the following table, the Company’s three-year average annual burn rate has been 0.93%.
	Fiscal Year 2022	Fiscal Year 2023	Fiscal Year 2024
A Number of stock options granted	—	—	—
B Number of full value awards granted	—	—	—
C Number of time-based full value awards granted	503,695	270,620	314,220
D Number of performance-based full value awards earned(1)	73,727	127,345	77,624
E Number of stock options and full value awards forfeited or cancelled	2,395	81,682	93,430
F Weighted-average number of shares of common stock outstanding	35,006,671	53,313,265	53,510,779
Burn Rate(2)	1.64%	0.59%	0.56%

(1)
The following tabular disclosure shows all performance-based awards granted, earned and forfeited in each of our 2021, 2022, 2023 and 2024 fiscal years. Our performance awards do not include a time-vesting period following the performance period.

Performance Based Full Value Awards	# of Shares
Non-Vested at December 31, 2021	—
Granted	73,727
Earned	—
Forfeited	—
Non-Vested at December 31, 2022	73,727
Granted	127,345
Earned	—
Forfeited	—
Non-Vested at December 31, 2023	201,072
Granted	77,624
Earned	—
Forfeited	(29,319)
Non-Vested at December 31, 2024	249,377

(2)
Burn Rate is calculated as: [A+C+D-E] / [F].

In determining the number of shares to request for approval under the 2022 Plan, our management team worked with our Compensation Committee and its independent compensation consultant to evaluate a number of factors, including our recent share usage and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the 2022 Plan. We expect that the increased share reserve under the 2022 Plan, if the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan is approved by our shareholders will be sufficient for awards for three years. Expectations regarding future share usage could be impacted by a number of factors such as award type mix, hiring and promotion activity at the executive level, the rate at which shares are returned to the 2022 Plan’s reserve under permitted addbacks, the future performance of our stock price, the consequences of acquiring other companies, and other factors. While we believe that the assumptions we used are reasonable, actual share usage in the future may differ from current expectations.
Summary Material Terms of the 2022 Plan
This section summarizes certain principal features of the 2022 Plan. The summary is qualified in its entirety by reference to the complete text of the 2022 Plan, a copy of which is attached as Appendix B to this proxy statement. The Company urges its shareholders to carefully read the entire 2022 Plan before voting on this proposal.
Purpose.   The purpose of the 2022 Plan is to provide an additional incentive to selected officers, employees, non-employee directors and consultants of the Company and its subsidiaries whose contributions are essential to the growth and success of the Company’s business, and to attract and retain competent and dedicated persons whose efforts will contribute to and promote the long-term growth and profitability of the Company. The Board believes that equity awards are necessary for the Company to remain competitive and are essential to recruiting, retaining and motivating the highly qualified employees.
Eligibility.    The employees, consultants and directors, and employees and consultants of the Company and its subsidiaries may be eligible to receive awards under the 2022 Plan. As of December 31, 2024, approximately 127 employees, 12 non-employee directors are eligible to receive awards under the 2022 Plan.
Administration.   The 2022 Plan provides that it will be administered by the Board, which may delegate its duties and responsibilities to one or more committees of its directors and/or officers of the Company (as applicable, the “plan administrator”), subject to the limitations imposed under the 2022 Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator is currently the Compensation Committee.
The plan administrator has the authority to take all actions and make all determinations under the 2022 Plan, to interpret the 2022 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2022 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2022 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2022 Plan.
Shares Available for Awards.    The aggregate number of shares of common stock that will be available for issuance under the 2022 Plan is 3,100,000. The maximum number of shares of Common stock that may be issued pursuant to the exercise of incentive stock options (“ISOs”) granted under the 2022 Plan is also 3,100,000.
The following shares of common stock will become available again for issuance under the 2022 Plan: (a) any shares subject to an award that are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (b) any shares subject to an award that are not issued because such award or any portion thereof is settled in cash; and (c) any shares issued pursuant to an award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
The following shares of common stock will not become available again for issuance under the 2022 Plan: (a) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (b) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an award; (c) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an award; and (d) in the event that a SAR granted under the 2022 Plan is settled in shares of common stock, the gross number of shares of common stock subject to such SAR.
Awards granted under the 2022 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the 2022 Plan.
The 2022 Plan provides that the sum of any cash compensation and the aggregate grant date fair value of all awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed the amount equal to $500,000 (or $750,000 in the fiscal year of a non-employee director’s initial year of service).
Awards.   The 2022 Plan provides that the Company may grant ISOs and non-qualified stock options (“NSOs”), SARs, restricted stock, restricted stock units (“RSUs”), stock bonuses, other stock-based awards, cash awards, performance awards or any combination of the foregoing. Certain awards under the 2022 Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2022 Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of common stock, but the applicable award agreement may provide for cash settlement of such awards. A brief description of each award type follows.
•
Stock Options and SARs.   Stock options provide for the purchase of shares of common stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from the Company an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. Unless otherwise determined by the plan administrator, the exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant shareholders), except with respect to certain substitute awards granted in connection with a corporate transaction. Unless otherwise determined by the plan administrator, the term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant shareholders).

•
Restricted Stock.   Restricted stock is an award of non-transferable shares of common stock that are subject to certain vesting conditions and other restrictions.

•
RSUs.   RSUs are contractual promises to deliver shares of common stock in the future or an equivalent in cash and other considerations determined by the plan administrator, which may also remain forfeitable unless and until specified conditions are met. The plan administrator may provide that the delivery of the shares (or payment in cash) underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the 2022 Plan.

•
Other Stock-Based Awards and Cash Based Awards.   Other stock- or cash-based awards are awards of cash, fully vested shares of combined common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of common stock. Other stock- or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.

•
Performance Awards.    Any of the foregoing types of awards may be granted to a participant under the 2022 Plan and the exercise, payment, vesting, or settlement of such award may be contingent (in whole or in part) upon attainment during a performance period of performance goals specified by the plan administrator.

Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of common stock subject to an award (other than stock options or SARs), as determined by the plan administrator and contained in the applicable award agreement; provided, however, that (a) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such award agreement, (b) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such award agreement (including, but not limited to, any vesting conditions), and (c) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such award agreement.
Minimum Vesting Requirement.   An award granted under the 2022 Plan will not vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the award; provided, however, that (a) the plan administrator may provide that such minimum vesting restrictions may lapse or be waived in connection with or following a participant’s death or a disability or the occurrence of a change in control, and (b) shares of Common stock up to 5% of the shares reserved for issuance under the 2022 Plan may be issued pursuant to awards under the 2022 Plan that do not meet such vesting (and, if applicable, exercisability) requirements.
Certain Transactions.   The plan administrator has broad discretion to take action under the 2022 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting Common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In the event of a change of control (as defined in the 2022 Plan), to the extent that the acquiror or surviving entity declines to continue, convert, assume or replace outstanding awards, then, notwithstanding the minimum vesting requirement, all such awards will become fully vested and exercisable in connection with the transaction.
No Repricing.   Except in connection with certain changes in our capital structure, shareholder approval will be required for any amendment that reduces the exercise price of any stock option or SAR, or cancels any stock option or SAR that has an exercise price that is greater than the then-current fair market value of the common stock in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.
Plan Amendment and Termination.   The Board may amend or terminate the 2022 Plan at any time; however, no amendment may materially and adversely affect an award outstanding under the 2022 Plan without the consent of the affected participant, and shareholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The 2022 Plan will remain in effect until January 23, 2032, unless earlier terminated. No awards may be granted under the 2022 Plan after its termination.
Clawback and Transferability.   All awards will be subject to any company clawback policy as set forth in such clawback policy or the applicable award agreement. Awards under the 2022 Plan are generally non-transferrable, except by will or the laws of descent and distribution, and are generally exercisable only by the participant.
Participant Payments.   With regard to exercise price obligations arising in connection with stock options awarded under the 2022 Plan, payment of the exercise price shall be made on the effective date of such exercise by one or a combination of the following means: (a) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (b) in shares of common stock owned by the participant and valued at their fair market value on the effective date of such exercise; (c) broker-assisted cashless exercise or net exercise; or (d) by any such other method as the plan administrator may from time to time authorize in its sole discretion.
With regard to tax withholding obligations arising in connection any award under the 2022 Plan, the participant may satisfy his or her tax withholding obligations by (a) cash payment, (b) net-settlement of the award, or (c) any other method as the plan administrator may from time to time authorize in its sole discretion.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2022 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
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Non-Qualified Stock Options.   If an optionee is granted an NSO under the 2022 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The Company or its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

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Incentive Stock Options.   A participant recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO. Participants who do not dispose of their shares for at least two years following the date the ISO was granted or within one year following the exercise of the ISO normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies both such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be treated as a capital gain. If a loss is recognized, it will be a capital loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of ISO is an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.
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Other Awards.   The current federal income tax consequences of other awards authorized under the 2022 Plan generally follow certain basic principles: SARs are taxed and deductible in substantially the same manner as NSOs; non-transferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. The Company and its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 409A of the Code.   Certain types of awards under the 2022 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2022 Plan and awards granted under the 2022 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.
THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE 2022 PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.
New Plan Benefits
The 2022 Plan was in place during fiscal 2024. Future awards to be granted under the 2022 Plan to our Named Executive Officers and other employees are discretionary and are not subject to set benefits or amounts. In addition, the types of awards granted may vary. We have not granted and do not intend to grant any awards with respect to shares covered by the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan prior to the receipt of shareholder approval of this proposal. Accordingly, the future benefits or amounts that will be received by or allocated to our Named Executive Officers and other employees under the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan are not determinable.
Awards granted under the 2022 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2022 Plan. However, pursuant to our current compensation program for non-employee directors each of our current non-employee directors is eligible to receive an annual grant of restricted stock as further described in the “Director Compensation” section of this proxy statement.

The following table reflects the equity awards that were granted to our Named Executive Officers listed in the 2024 Summary Compensation Table and all other eligible employees and directors during the last fiscal year under the 2022 Plan.
Name and Position	Number of Shares Subject to Stock Awards Granted (#)	Dollar Value of Stock Awards Granted(1) ($)
Robert R. Franklin, Jr.	41,011	$1,162,661.85
Paul P. Egge	13,850	$392,647.50
Steven F. Retzloff	20,125	$570,543.75
Ramon A Vitulli, III	18,306	$518,975.10
Justin M. Long	10,718	$303,855.30
All Current Senior Executive Officers as a Group (7 persons)	121,824	$3,453,710.40
All Current Directors who are Not Senior Executive Officers as a Group (12 persons)	31,920	$904,932.00
All Employees, including all Current Officers who are not Senior Executive Officers, as a Group (191 persons)	238,100	$6,750,135.00

(1)
Based on the closing per share stock price of $28.35 as of December 31, 2024.

Securities Authorized for Issuance Under the Company’s Equity Compensation Plans
This table provides certain information as of December 31, 2024, with respect to the Company’s equity compensation plans. The following table is presented as of December 31, 2024 in accordance with SEC requirements:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	796,889	$24.56	810,276
Equity compensation plans not approved by security holders	—	$—	—
Total	796,889		810,276
Interests of Certain Persons in this Proposal
The Company’s directors and executive officers may be considered to have an interest in the approval of the 2022 Plan because they may in the future receive awards under the 2022 Plan. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of executive officers and experienced directors of the Company by adopting the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan.
Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of additional shares of common stock authorized under the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan by our shareholders. The market price per share of the shares of common stock underlying the awards under the 2022 Plan, as of March 26, 2025, the record date, was $27.91.

Vote Required for Approval
The approval of this Proposal 3 requires the affirmative vote of a majority of the votes cast by the shareholders present in person (which would include presence at a virtual meeting) or represented by proxy at the annual meeting. Failure to submit a proxy or to vote in person (which would include presence at a virtual meeting) at the annual meeting, abstentions, and broker non-votes will have no effect on this Proposal 3.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED STELLAR BANCORP, INC. 2022 OMNIBUS INCENTIVE PLAN.

PROPOSAL 4. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY RESOLUTION”)
In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Company is providing shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of its Named Executive Officers.
We urge shareholders to read the section titled “Executive Compensation and Other Matters — Compensation Discussion and Analysis” beginning on page 35 of this proxy statement, which describes in more detail how the Company’s executive compensation policies and procedures operate and are designed to achieve its compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 54 through 61 which provide detailed information on the compensation of the Company’s Named Executive Officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated are effective in achieving its goals and that the compensation of its Named Executive Officers reported in this proxy statement has contributed to the Company’s recent and long-term success.
The Company is asking for shareholder approval of the compensation of its Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the information contained in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the policies and practices described in this proxy statement.
Accordingly, the Company is asking its shareholders to vote on the following resolution at the annual meeting:
“RESOLVED, that the Company’s shareholders approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the 2025 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the other related tables and disclosures.”
This advisory vote, commonly referred to as a “Say-On-Pay” vote, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results received with respect to this proposal when making future decisions regarding the Company’s executive compensation program.
THE BOARD RECOMMENDS A VOTE “FOR” THE SAY-ON-PAY RESOLUTION.

PROPOSAL 5. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to the recommendation of the Audit Committee, the Board has appointed Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. The Board is seeking ratification of the appointment of Crowe LLP for the 2025 fiscal year. Shareholder ratification of the selection of Crowe LLP as our independent registered public accounting firm for the 2025 fiscal year is not required by our bylaws, state law or otherwise. However, the Board is submitting the selection of Crowe LLP to our shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit Committee will consider this information when determining whether to retain Crowe LLP for future services.
At the annual meeting, shareholders will be asked to consider and act upon a proposal to ratify the appointment of Crowe LLP. Assuming a quorum is present, the ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote and present in person or represented by proxy at the annual meeting. Representatives of Crowe LLP are expected to be in attendance at the annual meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to questions.
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
If a shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the 2026 annual meeting of shareholders, such proposal and supporting statements, if any, must be sent to us at the Company’s principal executive office no later than December 11, 2025. Any such proposal must comply with the requirements of Rule 14a-8.
In addition, our bylaws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting. For business, other than nomination of directors, to be properly brought before a meeting, notice must be received by the Secretary of the Company at the address below not less than 90 nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. The Secretary of the Company, therefore, must receive notice of any business to be considered at our 2026 annual meeting of shareholders, no earlier than January 21, 2026 and no later than February 20, 2026. Additionally, for nominations of persons for election to the Board to be properly made at a meeting by a shareholder, notice must be received by the Secretary of the Company at the address below, not less than 120 nor more than 150 calendar days prior to the first anniversary of the preceding year’s annual meeting. The Secretary of the Company, therefore, must receive notice of shareholder nomination for candidates no earlier than December 22, 2025 and no later than January 21, 2026.
However, in the case of shareholder proposals and shareholder nominations, if the date of the annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then the notice must be received no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Company or the day on which public announcement is first made of the date of the annual meeting. All notices to us must also provide certain information set forth in the Company’s bylaws. A copy of the Company’s bylaws may be obtained upon written request to the Secretary of the Company.
Shareholder proposals and nominations should be submitted to the Secretary of the Company at Stellar Bancorp, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046.
ANNUAL REPORT ON FORM 10-K
We will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, to any shareholder upon written request to Stellar Bancorp, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046.
Our Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2024, as filed with the SEC, accompanies but does not constitute part of this proxy statement.
OTHER MATTERS
The Board does not intend to bring any other matter before the annual meeting and does not know of any other matters that are to be presented for action at the annual meeting. However, if any other matter does properly come before the annual meeting or any adjournment or postponement thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

ANNEX I
Stellar Bancorp, Inc.
GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures
(Unaudited)
Stellar’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. Stellar believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing Stellar’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. This document includes non-GAAP financial measures including pre-tax pre-provision ROAA, tangible book value per share and return on average tangible equity. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Stellar calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names. The following reconciliation table provides a more detailed analysis of the non-GAAP financial measures:
	Years Ended December 31,
	2024	2023
	(Dollars and share amounts in thousands, except per share data)
Net income	$115,003	$130,497
Add: Provision for credit losses	(2,880)	8,943
Add: Provision for income taxes	29,957	31,387
	$142,080	$170,827
Total average assets	$10,646,475	$10,746,866
Pre-tax, pre-provision return on average assets	1.33%	1.59%
Average shareholders’ equity	1,567,461	1,455,934
Less: Average goodwill and core deposit intangibles, net	601,768	627,449
Average tangible shareholders’ equity	$965,693	$828,485
Return on average tangible equity	11.91%	15.75%
Total shareholders’ equity	$1,607,860	$1,521,018
Less: Goodwill and core deposit intangibles, net	589,864	614,030
Tangible shareholders’ equity	$1,017,996	$906,988
Shares outstanding at period end	53,429	53,291
Tangible book value per share	$19.05	$17.02

I-1

APPENDIX A
CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
STELLAR BANCORP, INC.
Pursuant to the provisions of Section 3.053, Section 21.052 and Sections 21.054-21.055 of the Texas Business Organizations Code (the “TBOC”), Stellar Bancorp, Inc., a for-profit corporation existing under the TBOC (the “Corporation”), hereby adopts the following Certificate of Amendment to its Second Amended and Restated Certificate of Formation (the “Second Restated Certificate”).
ARTICLE 1
The name of the Corporation is Stellar Bancorp, Inc. The Corporation is a for-profit corporation. The file number issued to the Corporation by the Secretary of State is 800765321. The date of formation of the Corporation was January 26, 2007.
ARTICLE 2
The Second Amended and Restated Certificate of Formation of the Corporation is hereby amended by this Certificate of Amendment to amend Article VI for the pashing out of the classified structure of the Corporation’s Board of Directors.
ARTICLE 3
Article VI of the Corporation’s Second Amended and Restated Certificate of Formation is hereby amended and restated, in its entirety, to read as follows:
“ARTICLE VI
DIRECTORS
A.
Powers.   The property, business and affairs of the Corporation and all corporate powers shall be managed by the Board of Directors, subject to any limitation imposed by statute, the Certificate of Formation or the Bylaws.

B.
Number of Directors.   The number of directors shall be fixed and determined from time to time by resolution of the Board of Directors at any annual, regular, or special meeting, provided that any decrease in the number of directors does not shorten the time of any incumbent director. Directors need not be residents of the State of Texas. The number of directors currently constituting the Board of Directors is fourteen.

C.
Classes of Directors.   Until the 2026 annual meeting of shareholders, the Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated as Class I, Class II, and Class III, with the directors in Class I having a term expiring at the 2026 annual meeting of shareholders, the directors in Class II having a term expiring at the 2027 annual meeting and the directors in Class III having a term expiring at the 2028 annual meeting of shareholders.

Commencing with the election of directors at the 2026 annual meeting of shareholders, the Board of Directors shall be divided into two classes, Class I and Class II, with the directors in Class I having a term expiring at the 2027 annual meeting of shareholders and the directors in Class II having a term expiring at the 2028 annual meeting of shareholders. The successors of the Directors who, immediately prior to the 2026 annual meeting of shareholders, were members of Class I (and whose terms expire at the 2026 annual meeting of shareholders) shall be elected to Class I; the directors who, immediately prior to the 2026 annual meeting of shareholders, were members of Class II and whose terms were scheduled to expire at the 2027 annual meeting of shareholders shall become members of Class I; and

the directors who, immediately prior to the 2026 annual meeting of shareholders, were members of Class III and whose terms were scheduled to expire at the 2028 annual meeting of shareholders shall become members of Class II with a term expiring at the 2028 annual meeting of shareholders. Commencing with the election of directors at the 2027 annual meeting of shareholders, the Board of Directors shall be members of a single class, Class I, with all directors of such class having a term expiring at the 2028 annual meeting of shareholders. The successors of the directors who, immediately prior to the 2027 annual meeting of shareholders, were members of Class I (and whose terms expire at the 2027 annual meeting of shareholders) shall be elected to Class I for a term that expires at the 2028 annual meeting of shareholders, and the directors who, immediately prior to the 2027 annual meeting of shareholders, were members of Class II and whose terms were scheduled to expire at the 2028 annual meeting of shareholders shall become members of Class I with a term expiring at the 2028 annual meeting of shareholders.
From and after the election of the Board of Directors at the 2028 annual meeting of shareholders, the Board shall cease to be classified, and the directors elected at the 2028 annual meeting of shareholders (and each annual meeting of shareholders thereafter) shall be elected for a term expiring at the next annual meeting of shareholders.
D.
Terms of Office.   Each director shall hold office until the annual meeting of shareholders for the year in which such director’s term expires and until such director’s successor shall have been elected and qualified or until his or her earlier death, resignation, retirement or removal from office.

E.
Resignation.   A director may resign at any time on written notice to the Board of Directors or to the Chairman of the Board. A director’s resignation is effective when the notice is delivered unless the notice specifies a later effective date.

F.
Election of Directors.   Directors shall be elected by a plurality of the voting power of the shares entitled to vote who are present, in person or by proxy, at any such meeting and entitled to vote on the election of directors. Prior to the 2026 annual meeting of shareholders, if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal in number as possible, but in no case will a decrease in the number of directors shorten then term of any incumbent director.

G.
Removal Of Directors.   Until the election of directors at the 2028 annual meeting of shareholders, no director shall be removed from office as a director by vote or other action of the shareholders or otherwise except for cause, and then only by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of capital stock of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

H.
Vacancies.   Subject to any requirements of law to the contrary, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation or removal shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Until the election of directors at the 2028 annual meeting of shareholders, any director elected in accordance with the first sentence of this Section H shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until his or her earlier death, resignation or removal. From and after the 2028 annual meeting of shareholders, any director elected in accordance with the first sentence of this Section H shall hold office until the first meeting of the shareholders held after such director’s appointment for the purpose of electing directors and until such director’s successor shall have been elected and qualified or until his or her earlier death, resignation or removal.”

ARTICLE 4
This amendment to the Second Restated Certificate has been approved in the manner required by the TBOC and by the governing documents of the Corporation.

IN WITNESS WHEREOF, the Corporation has, subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument, caused this Certificate of Amendment to be signed by a duly authorized officer as of this      day of         , 2025.
STELLAR BANCORP, INC.
By:

Name: Steven F. Retzloff
Title: Chairman of the Board

APPENDIX B
AMENDED AND RESTATED STELLAR BANCORP, INC.
2022 OMNIBUS INCENTIVE PLAN
(adopted by the Company’s Board of Directors on February 26, 2025)
(approved by the Company’s shareholders on          , 2025)
1.   Purpose; Background.   The purpose of the Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan (the “Plan”), is to provide an additional incentive to selected officers, employees, non-employee directors and consultants of the Company and its Subsidiaries whose contributions are essential to the growth and success of the Company’s business, and to attract and retain competent and dedicated persons whose efforts will contribute to and promote the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses, Other Stock-Based Awards, Cash Awards, Performance Awards or any combination of the foregoing. The Plan was originally adopted by the Board on January 23, 2022 (the “Original Effective Date”). The Plan is hereby amended and restated effective as of          , 2025, as set forth herein, subject to approval of the Company’s shareholders.
2.   Definitions.   Wherever the following terms are used they will have the meanings set forth below, unless the context clearly indicates otherwise:
(a)   “Administrator” means the Board, or, if and to the extent the Board delegates such responsibility, the Committee.
(b)   “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity is an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
(c)   “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus, Other Stock-Based Award, Cash Award or Performance Award, together with any other right or interest granted under the Plan to a Participant.
(d)   “Award Agreement” means the writing evidencing an Award or a notice of an Award delivered to a Participant by the Company.
(e)   “Bank” means Stellar Bank, a Texas banking association, and its successors.
(f)   “Beneficial Owner” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act, as amended from time to time.
(g)   “Board” means the Company’s Board of Directors.
(h)   “Cash Award” means an Award granted under Section 13 of the Plan.
(i)   “Change of Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following:
(i)   A transaction or series of related transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any Person directly or indirectly becomes the Beneficial Owner of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;
(ii)   During any twenty-four (24) consecutive month period, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the Board; provided, however, that an individual who becomes a member of the Board subsequent to the beginning of the twenty-four (24) month period will be deemed to have satisfied such twenty-four (24) month requirement (and be an

Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors;
(iii)   The consummation of a sale or disposition of all or substantially all the Company’s assets in one or a series of related transactions, other than (A) such a sale, disposition or lease to an entity, 50% or more of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition or (B) the distribution directly to the Company’s shareholders (in one distribution or a series of related distributions) of all of the stock of one or more Subsidiaries of the Company that represent substantially all of the Company’s assets;
(iv)   The consummation of a merger, consolidation or other reorganization of the Company, except a merger, consolidation or other reorganization of the Company immediately following which the shareholders of the Company immediately prior to such event continue to directly or indirectly own more than fifty percent (50%) of the combined voting power of the voting securities of the Company or the surviving entity in substantially the same proportion as their ownership of the Company immediately prior to such merger, consolidation or other reorganization of the Company;
(v)   A subsidiary of the Company operating as a Texas banking association is merged or consolidated into, or otherwise acquired by, an entity other than a wholly-owned subsidiary of the Company; or
(vi)   The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change of Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii) or (iv) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control has occurred pursuant to the above definition, the date of the occurrence of such Change of Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change of Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
(j)   “Code” means the Internal Revenue Code of 1986, as amended. Any reference herein to a section of the Code includes any successor provision to such section.
(k)   “Committee” means a committee of one or more directors designated by the Board to administer this Plan, and, to the extent the Board determines it is appropriate for Awards under the Plan to qualify for the exemption available under Rule 16b-3, will be a committee or subcommittee of the Board composed of two or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3.
(l)   “Company” means Stellar Bancorp, Inc., and, where appropriate, each of its Affiliates and successors.
(m)   “Deferred Stock Unit” means a right granted to a Participant under Section 10 to receive shares of Stock (or the cash equivalent if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)   “Fair Market Value” means, with respect to Stock as of any specified date, (i) if the Stock is traded on a national securities exchange, the closing price of the Stock on the immediately preceding date (or if no sales occur on that date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter, the average between the reported high and low or closing bid and asked prices of the Stock on the most recent date on which Stock was publicly traded; (iii) if the Stock is not publicly traded, the amount determined by the Administrator in its discretion in such manner as it deems appropriate; or (iv) if the specified date is the date of an initial public offering of Stock, the offering price under such initial public offering. In all events, Fair Market Value will be determined pursuant to a method that complies with the requirements of Section 409A of the Code.
(p)   “Incentive Stock Option” or “ISO” means an Option that is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, and which is so designated in the applicable Award Agreement.
(q)   “Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its subsidiaries.
(r)   “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
(s)   “Officer” has the meaning given in Section 3(b).
(t)   “Option” means a right granted to a Participant under Section 7 to purchase Stock at a specified price during specified time periods.
(u)   “Original Effective Date” has the meaning given in Section 1.
(v)   “Other Stock-Based Award” means an Award granted to a Participant under Section 12.
(w)   “Participant” means, as of a specified date, a person who holds an Award that is outstanding as of such specified date.
(x)   “Performance Award” means any Award, granted to a Participant under Section 14, the exercise, payment, vesting, or settlement of which is contingent (in whole or in part) upon attainment during a Performance Period of Performance Goals specified by the Administrator.
(y)   “Performance Criteria” means the one or more criteria that the Administrator will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following, as determined by the Administrator: (i) earnings, including one or more of operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, adjusted EBITDA, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) earnings (as defined in (i), above) as a percentage of revenues; (iii) pre-tax income, after-tax income or adjusted net income; (iv) earnings per share (basic or diluted); (v) operating profit; (vi) revenue, revenue growth or rate of revenue growth; (vii) return on assets (gross or net), return on investment, return on capital, or return on equity; (viii) returns on sales or revenues; (ix) operating expenses; (x) stock price appreciation; (xi) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xii) implementation or completion of critical projects or processes; (xiii) total shareholder return; (xiv) cumulative earnings per share growth; (xv) operating margin or profit margin; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, goals relating to acquisitions, divestitures, joint ventures and/or similar transactions and/or goals relating to budget comparisons; (xviii) working capital; (xix) book value; (xx) customer satisfaction; (xxi) any other measures of performance selected by the Administrator; and (xxii) any combination of, or a specified increase or decrease in, any of the foregoing. Such performance goals may be measured on a generally accepted accounting principles (GAAP) or non-GAAP basis, and be based solely by reference to the performance of the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other comparable companies, or as compared to the performance of a published or special index deemed applicable by the Administrator, including by not limited to, the Standard & Poor’s 500 Stock Index or any other market index. Unless otherwise stated in an Award Agreement a performance goal need not be based on an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).
(z)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and/or the award of an annual cash incentive under the Company’s annual incentive program; (x) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (xi) to make other appropriate adjustments selected by the Administrator.
(aa)   “Performance Period” means the period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Administrator.
(bb)   “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(cc)   “Prior Allegiance Plans” means the Allegiance Bancshares, Inc. 2015 Stock Awards and Incentive Plan, as amended, the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan, as amended, and the Post Oak Bancshares, Inc. Stock Option Plan, as amended.
(dd)   “Prior CBTX Plans” means the CBTX, Inc. 2017 Omnibus Incentive Plan, as amended, and the CBFH, Inc. 2014 Stock Option Plan, as amended.
(ee)   “Prior Plans” means the Prior CBTX Plans and the Prior Allegiance Plans.
(ff)   “Restricted Stock” means Stock granted to a Participant under Section 9, that is subject to certain restrictions and to a risk of forfeiture.
(gg)   “Restricted Stock Unit” means an unfunded and unsecured right granted to a Participant under Section 10, to receive Stock, cash or a combination thereof at the end of a specified period, which right is subject to certain restrictions and to a risk of forfeiture.

(hh)   “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, applicable to the Plan and Participants.
(ii)   “Securities Act” means the Securities Act of 1933, as amended.
(jj)   “Stock” means the Company’s common stock, par value $0.01 per share.
(kk)   “Stock Appreciation Right” or “SAR” means a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the exercise price of the SAR.
(ll)   “Stock Bonus” means a bonus payable in fully vested shares of Stock granted pursuant to Section 11.
(mm)   “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which: (A) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (B) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall mean only a “subsidiary corporation” of the Company (as such term is defined in Section 424(f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to Nonqualified Stock Options and Stock Appreciation Rights, the term “Subsidiary” shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing member, general partner or analogous controlling Person of such limited liability company, partnership, association or other business entity.
For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.
3.   Administration.
(a)   Administration by the Administrator.   The Plan shall be administered by the Administrator. The Administrator shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority (i) to the extent not inconsistent with the Plan, prescribe, amend and rescind rules and regulations relating to the Plan including rules governing its own operations, (ii) make all determinations necessary or advisable in administering the Plan, (iii) correct any defect, supply any omission, reconcile any inconsistency in the Plan, and construe and interpret the Plan and Award Agreements, (iv) determine the Fair Market Value of Awards, (v) approve forms of Award Agreements for use under the Plan, (vi) grant Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the termination of a recipient’s employment or service, (vii) determine whether an Option will be an Incentive Stock Option or a Nonqualified Option, (viii) subject to the limitation of Section 3(d), accelerate the time or times at which an Award becomes vested, unrestricted or may be exercised, (ix) subject to the limitation of Section 3(d), waive or amend any goals, restrictions or conditions set forth in an Award Agreement, unless otherwise provided in the Award Agreement, (x) amend the terms of any outstanding Award Agreement or Award, in each case subject to the limitations of Section 3(d), including the discretionary authority to extend the post-termination exercise period of Awards, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent (provided, that an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Nonqualified Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code), (xi) allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award up to the number of Shares or cash having a Fair Market Value equal to the amount required to be withheld based on any amount up to the maximum statutory tax rate of the Participant’s applicable jurisdiction(s) (or such other rate as may be necessary to avoid classification of the Award as a liability for financial accounting purposes), (xii) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award; and (xiii) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers.
The determinations of the Administrator will be final, binding and conclusive. By accepting any Award under the Plan, each Participant and each person claiming under or through him or her will be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Administrator.
(b)   Delegation to an Officer.   The Board may delegate to one or more officers of the Company (within the meaning of Section 16 of the Exchange Act) (an “Officer”) the authority to do one or both of the following: (i) designate employees who are not Officers to be recipients of Options, SARs and Restricted Stock (and, to the extent permitted by applicable law, other Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Stock to be subject to such Awards granted to such employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Administrator, unless otherwise provided in the resolutions approving the delegation of authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a member of the Board) to determine the Fair Market Value of the Stock pursuant to Section 2(q)(iii).
(c)   Indemnification.   In addition to such other rights of indemnification as they may have as Directors or members of the Administrator, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
(d)   Minimum Vesting Requirements.   Except as provided in Section 15(b), no Award may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Award; provided, however, that (i) the Committee may provide that such minimum vesting restrictions may lapse or be waived in connection with or following a Participant’s death or Disability or the occurrence of a Change in Control, (ii) shares of Stock up to 5% of the shares reserved for issuance under the Plan (as provided in Section 4(a)) may be issued pursuant to Awards that do not meet such vesting (and, if applicable, exercisability) requirements, and (iii) for purposes of Awards granted to Non-Employee Directors, a vesting period shall be deemed to be one year if the Awards are granted to Non-Employee Directors in connection with their election or reelection to the Board at an annual meeting of shareholders and the awards vest on the first day of the month in which the next annual meeting of the Company’s shareholders is held, so long as the period between such meetings is not less than 50 weeks.
(e)   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Stock subject to an Award, as determined by the Administrator and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
4.   Stock Subject to Plan.
(a)   Total Shares Available.   The maximum number of shares of Stock reserved for issuance under the Plan shall be (a) 3,100,000 shares (subject to adjustment as provided by Section 14(c)). The shares of Stock that may be delivered pursuant to Awards may be authorized but unissued Stock or authorized and issued Stock held in the Company’s treasury, or otherwise acquired for purposes of the Plan. From and after the Original Effective Date, the Company will not grant awards under the Prior Plans.
(b)   Annual Limit on Awards to Non-Employee Directors.   No Non-Employee Director may receive Awards under the Plan with an aggregate grant date fair value that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $500,000 in value in a calendar year, increased to $750,000 in the calendar year of his or her initial services as a Non-Employee Director. Awards granted to an individual while he or she was serving in the capacity as an employee or while he or she was a consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 4(b). All Awards to Non-Employee Directors shall be made pursuant to an Award Agreement.
(c)   Adjustment for Change in Capitalization.   In the event that any special or extraordinary dividend or other extraordinary distribution is declared (whether in the form of cash, Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Administrator shall adjust, as it deems necessary or appropriate, (i) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of stock or other property, including cash, issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, and (iv) the limitation set forth in Section 4(a) and (f); provided, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code; and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.
(d)   Reuse of Shares.
(i)   Shares Available for Subsequent Issuance.   The following shares of Stock will become available again for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash; and (C) any shares issued pursuant to an Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
(ii)   Shares Not Available for Subsequent Issuance.   The following shares of Stock will not become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an Award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an Award; and (D) in the event that a SAR granted under the Plan is settled in shares of Stock, the gross number of shares of Stock subject to such SAR.
(e)   Assumption/Substitution of Awards by the Company.   The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (i) granting an Award under this Plan in substitution of such other company’s award; or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Exercise Price and the number and nature of shares of Stock issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not be deducted from the number of shares of Stock authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
(f)   Incentive Stock Option Limit.   Subject to the share reserve in Section 4(a) and Section 4(c) relating to capitalization adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 3,100,000 shares.
5.   Eligibility.   The individuals who shall be eligible to receive Awards under the Plan shall be such employees of the Company and its Subsidiaries (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company), consultants to the Company and Non-Employee Directors as the Administrator shall select from time to time. The grant of an Award hereunder in any year to any individual shall not entitle such individual to a grant of an Award in any future year or to have any Award in any future year with the same terms.
6.   Awards Under the Plan; Award Agreement.   The Administrator may grant Awards in such amounts and with such terms and conditions as the Administrator shall determine, subject to the provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the Administrator may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan. By accepting an Award, a Participant shall be deemed to agree that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
7.   Options.   The Administrator is authorized to grant Options to eligible individuals on the following terms and conditions:
(a)   Identification of Options.   Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.
(b)   Exercise Price.   Each Award Agreement with respect to an Option shall set forth the amount per share (the “option exercise price”) payable by the Participant to the Company upon exercise of the Option. The option exercise price shall be equal to or greater than the Fair Market Value of a share of Stock on the date of grant. Other than with respect to an adjustment described in Section 4(c), in no event shall the exercise price of an Option be reduced following the grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or in exchange for another type of Award or cash payment without shareholder approval.
(c)   Term and Exercise of Options.
(i)   Each Option shall become exercisable at the time or times determined by the Administrator and set forth in the applicable Award Agreement. At the time of grant of an Option, the Administrator may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of Performance Goals. Subject to Section 7(d) hereof, the Administrator shall determine and set forth in the applicable Award Agreement the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.
(ii)   An Option shall be exercised by delivering the form of notice of exercise provided by the Company or in such other form as approved by the Company. Payment for shares of Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means, subject to any Company insider trading policy (including blackout periods): (A) in cash or by personal check acceptable to the Company, certified check, bank cashier’s check or wire transfer; (B) in shares of Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; (C) broker assisted cashless exercise or net exercise; or (D) by any such other method as the Administrator may from time to time authorize in its sole discretion. Except as authorized by the Administrator, any payment in shares of Stock shall be effected by the delivery of such shares to the Secretary of the Company (or his designee), duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.
(iii)   Shares of Stock purchased upon the exercise of an Option shall, as determined by the Administrator, be evidenced by a book entry record or certificate issued in the name of or for the account of the Participant or other individual entitled to receive such shares, and delivered to the Participant or such other individual as soon as practicable following the effective date on which the Option is exercised.
(d)   Provisions Relating to Incentive Stock Options.   Incentive Stock Options may only be granted to employees of the Company and its Subsidiaries, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options to the extent of such excess. For purposes of this Section 7(d), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.
(e)   Effect of Termination of Employment (or Provision of Services).   Except as may otherwise be provided in the applicable Award Agreement, and subject to the Administrator’s authority under Section 3 hereof:
(i)   In the event that the employment of a Participant with the Company and its Subsidiaries (or the Participant’s service to the Company and its Subsidiaries) shall terminate for any reason other than death or disability, each Option granted to such Participant that is outstanding and exercisable as of the date of such termination shall remain exercisable for the 90-day period immediately following such termination, but in no event following the expiration of its term, and any Option that is not exercisable as of the date of such termination shall be terminated for no consideration at the time of such termination.

(ii)   In the event that the employment of a Participant with the Company and its Subsidiaries (or the Participant’s service to the Company and its Subsidiaries) shall terminate on account of the Participant’s death or disability, each Option granted to such Participant that is outstanding and exercisable as of the date of such termination shall remain exercisable for the one-year period immediately following such termination, but in no event following the expiration of its term, and any Option that is not exercisable as of the date of such termination shall be terminated for no consideration at the time of such termination.
(f)   Leave of Absence.   In the case of any Participant on an approved leave of absence, the Administrator may make such provision respecting the continuance of the Option while in the employ or service of the Company as it may deem equitable, except that in no event may an Option be exercised after the expiration of its term.
(g)   No Repricing.   Except as otherwise provided in Section 4(c), without the prior approval of the shareholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly; (ii) an Option may not be cancelled in exchange for cash in an amount, or other Awards with a value, that exceeds the excess, if any, of the Fair Market Value of the shares of Stock subject to the Option at the time of the cancellation or exchange over the exercise price of such Option, or for Options or SARs with an exercise price that is less than the exercise price of the original Option, except as permitted in accordance with Section 15(d); and (iii) the Company may not repurchase an Option for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Stock underlying the Option is lower than the exercise price of the Option.
8.   Stock Appreciation Rights.
(a)   Grant; Term.   A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or, with respect to a Nonqualified Stock Option, at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Administrator may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of Performance Goals. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant. In addition, the exercise price of a Stock Appreciation Right shall be equal to or greater than the Fair Market Value of a share of Stock on the date of grant.
(b)   Tandem Awards.   A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 8(c). Such Option will, to the extent surrendered, then cease to be exercisable. Subject to such rules and restrictions as the Administrator may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable.
(c)   Exercise.   Upon the exercise of a Stock Appreciation Right whether related or unrelated to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:
(i)   the excess of the Fair Market Value of a share of Stock on the date of exercise of such Stock Appreciation Right over the exercise price of the Stock Appreciation Right, by
(ii)   the number of shares as to which such Stock Appreciation Right is exercised.
(d)   Limitations.   Notwithstanding subsection (c) above, the Administrator may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Award Agreement.
(e)   Form of Settlement.   Payment of the amount determined under subsection (c) above may be made solely in whole shares of Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Administrator, solely in cash or a combination of cash and shares, in each case as set forth in the applicable Award Agreement. If the Administrator decides that payment will be made in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.
(f)   No Repricing.   Except as otherwise provided in Section 4(c), without the prior approval of the shareholders of the Company: (i) the exercise price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash in an amount, or other Awards with a value, that exceeds the excess, if any, of the Fair Market Value of the shares of Stock subject to the SAR at the time of the cancellation or exchange over the exercise price of such SAR, or for Options or SARs with an exercise price that is less than the exercise price of the original SAR, except as permitted in accordance with Section 15, and (iii) the Company may not repurchase a SAR for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Stock underlying the SAR is lower than the exercise price of the SAR.
9.   Restricted Stock.
(a)   Price.   At the time of the grant of shares of Restricted Stock, the Administrator shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.
(b)   Vesting Date.   At the time of the grant of shares of Restricted Stock, the Administrator shall establish a vesting date or vesting dates with respect to such shares. The Administrator may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 9(g), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 9(d) shall lapse.
(c)   Conditions to Vesting.   At the time of the grant of shares of Restricted Stock, the Administrator may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of Performance Goals. The Administrator may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain Performance Goals and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.
(d)   Restrictions on Transfer Prior to Vesting.   Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted.
(e)   Voting Rights.   Participants holding shares of Restricted Stock may exercise full voting rights with respect to those shares.
(f)   Issuance of Certificates.   The Administrator may, upon such terms and conditions as it determines, provide that (i) a certificate or certificates representing the shares of Restricted Stock shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, (ii) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (iii) the Participant’s ownership of the Restricted Stock shall be registered by the Company in book entry form.
(g)   Consequences of Vesting.   Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall, as determined by the Administrator, make a book entry record of such share or cause to be delivered to the Participant to whom such share was granted, a certificate evidencing such share, either of which may bear a restrictive legend, if the Administrator determines such a legend to be appropriate.
(h)   Effect of Termination of Employment (or Provision of Services).   Except as may otherwise be provided in the applicable Award Agreement, and subject to the Administrator’s authority under

Section 3 hereof, upon the termination of a Participant’s employment with the Company and its Subsidiaries (or the Participant’s service to the Company and its Subsidiaries) for any reason, any and all shares to which restrictions on transferability apply (and all dividends accumulated with respect thereto) shall be immediately forfeited for no consideration by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares.
10.   Restricted Stock Units.
(a)   Vesting Date.   At the time of the grant of Restricted Stock Units, the Administrator shall establish a vesting date or vesting dates with respect to such units. The Administrator may divide such units into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of the Restricted Stock Units imposed pursuant to Section 10(c) are satisfied, and subject to Section 10(d), upon the occurrence of the vesting date with respect to the Restricted Stock Units, such units shall vest.
(b)   Benefit Upon Vesting.   Unless otherwise provided in an Award Agreement, upon the vesting of Restricted Stock Units, the Participant shall be paid, within 30 days of the date on which such units vest, an amount, in cash and/or shares of Stock, as determined by the Administrator. In the case of Awards denominated in shares of Stock, the amount per Restricted Stock Unit shall be equal to the sum of (i) the Fair Market Value of a share of Stock on the date on which such Restricted Stock Unit vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Stock during the period commencing on the date on which the Restricted Stock Unit was granted and terminating on the date on which such unit vests. In the case of Awards denominated in cash, the amount per Restricted Stock Unit shall be equal to the cash value of the Restricted Stock Unit on the date on which such Restricted Stock Unit vests.
(c)   Conditions to Vesting.   At the time of the grant of Restricted Stock Units, the Administrator may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of Performance Goals.
(d)   Effect of Termination of Employment (or Provision of Services).   Except as may otherwise be provided in the applicable Award Agreement, and subject to the Administrator’s authority under Section 3 hereof, Restricted Stock Units that have not vested, together with any dividend equivalents deemed to have been credited with respect to such unvested units, shall be forfeited for no consideration upon the Participant’s termination of employment (or upon cessation of such Participant’s services to the Company) for any reason.
11.   Stock Bonuses.   In the event that the Administrator grants a Stock Bonus, the shares of Stock constituting such Stock Bonus shall, as determined by the Administrator, be evidenced by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable. For avoidance of doubt, the authority of the Administrator to make Stock Bonuses shall be subject to the limitation set forth in Section 3(c).
12.   Other Stock-Based Awards.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Stock, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of shares of Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Stock or cash), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of Performance Goals) and all other terms and conditions of such Other Stock-Based Awards.
13.   Cash Awards.   The Administrator may grant awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of Performance Goals.
14.   Performance Awards.
(a)   Performance Conditions.   The right of a Participant to exercise an Award, vest in an Award, or receive a grant or settlement of an Award, and the timing thereof, may be subject to (in whole or in part) such Performance Goals as may be specified by the Administrator at the time of grant set forth in the Award Agreement evidencing such grant.
(b)   Performance Award Pool.   The Administrator may establish a Performance Award pool, which will be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool will be based upon the achievement of a Performance Goal or Performance Goals during the given Performance Period, as specified by the Administrator. The Administrator may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.
15.   Change of Control Provisions.   Unless otherwise provided by the Administrator or in the applicable Award Agreement or otherwise, and subject to Section 4(c), in the event of a Change of Control:
(a)   Any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding Awards or may substitute similar stock awards for any or all outstanding Awards (including, but not limited to, awards to acquire the same consideration paid to the shareholders of the Company pursuant to the Change of Control), and any reacquisition or repurchase rights held by the Company in respect of Stock issued pursuant to any outstanding Awards may be assigned by the Company to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company). For clarity, in the event of a Change of Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may choose to assume or continue only a portion of an outstanding Award, to substitute a similar stock award for only a portion of an outstanding Award, or to assume or continue, or substitute similar stock awards for, the outstanding Awards held by some, but not all, Participants. The terms of any such assumption, continuation or substitution will be set by the Board.
(b)   With respect to each outstanding Award that is not assumed or substituted in connection with a Change of Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to such Award shall be deemed to be achieved at target performance levels.
(c)   For purposes of this Section 15, an Award shall be considered assumed or substituted for if, following the Change of Control, the Award is of substantially comparable value and remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change of Control except that, if the Award related to shares of Stock, the Award instead confers the right to receive common stock of the acquiring or ultimate parent entity.
(d)   Notwithstanding any other provision of the Plan, in the event of a Change of Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Administrator may, in its discretion, provide that each Award shall, immediately upon the occurrence of a Change of Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess of the consideration paid per share of Stock in the Change of Control over the exercise or purchase price (if any) per share of Stock subject to the Award multiplied by (ii) the number of shares of Stock granted under the Award. For clarity, such payment may be zero if the consideration paid per share of Stock is equal to or less than the exercise price or purchase price (if any) per share of Stock subject to the Award.

16.   Rights as a Shareholder.   No individual shall have any rights as a shareholder with respect to any shares of Stock covered by or relating to any Award until the date of record issuance of such shares of Stock in the books of the Company or the issuance of a stock certificate with respect to such shares. Except for adjustments provided in Section 4(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.
17.   No Employment Rights; No Right to Award.   Nothing contained in the Plan or any Award Agreement shall confer upon any individual any right with respect to the continuation of employment by or provision of services to the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of such individual. No individual shall have any claim or right to receive an Award hereunder. The Administrator’s granting of an Award to a Participant at any time shall neither require the Administrator to grant any other Award to such Participant or other individual at any time nor preclude the Administrator from making subsequent grants to such Participant or any other individual.
18.   Minimum Regulatory Capital Requirements.   Notwithstanding any provision of this Plan or any agreement to the contrary, Awards granted under the Plan will expire or be forfeited, to the extent not exercised or settled, within forty-five (45) days following the receipt of notice from the Company’s and/or the Bank’s primary federal or state regulator (“Regulator”) that (i) the Company and/or the Bank has not maintained its minimum capital requirements (as determined by the Regulator); and (ii) the Regulator is requiring termination or forfeiture of the Awards. Upon receipt of such notice from the Regulator, the Company and/or the Bank will promptly notify each Participant that such Awards have become fully exercisable and vested to the full extent of the grant and that the Participant must exercise the Award or the Award must be settled, as applicable, prior to the end of the 45-day period or such earlier period as may be specified by the Regulator or the Participant will forfeit such Awards. In case of forfeiture, no Participant will have a cause of action, of any kind or nature, with respect to the forfeiture against the Company, the Bank or any parent or Subsidiary. None of the Company, the Bank, or any parent or Subsidiary will be liable to any Participant due to the failure or inability of the Company and/or the Bank to provide adequate notice to the Participant.
19.   Securities Matters and Regulations.
(a)   Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)   Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)   In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

20.   Withholding Taxes.
(a)   Prior to any relevant taxable or tax withholding events in connection with the Awards under this Plan, the Company, a Subsidiary or an Affiliate, as applicable, employing the Participant, may require the Participant to pay or make adequate arrangements satisfactory to the Company with respect to any or all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”) prior to the delivery of shares of Stock pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Obligations. Unless otherwise determined by the Administrator, the Fair Market Value of the shares of Stock used or withheld to satisfy Tax-Related Obligations will be determined as of the date that the taxes are required to be withheld.
(b)   Whenever shares of Stock are to be delivered pursuant to an Award, a Participant may elect, subject to any Company insider trading policy (including blackout periods), to satisfy the Tax-Related Obligations by (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable shares of Stock having a Fair Market Value equal to the Tax-Related Obligations to be withheld, or (iii) any other method permitted by applicable law and approved by the Administrator. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award. The Company may withhold or account for these Tax-Related Obligations by considering applicable statutory withholding rates or other applicable withholding rates, including maximum rates for the applicable tax jurisdiction to the extent consistent with applicable laws.
21.   Notification of Election Under Section 83(b) of the Code.   If any Participant shall, in connection with the acquisition of shares of Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service and shall provide a copy of such filing notice to the Company.
22.   Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.   Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.
23.   Amendment or Termination of the Plan; Amendment of Award Agreements.   The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever. Nothing herein shall restrict the Administrator’s ability to exercise its discretionary authority pursuant to Section 3 and Section 4 which discretion may be exercised without amendment to the Plan. The Administrator may, at any time, amend an Award Agreement in any respect whatsoever. Notwithstanding the foregoing, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award and shareholder approval shall be required for any such action if and to the extent such approval is required in order to comply with applicable law or stock exchange listing requirement.
24.   Transferability of Awards.
(a)   General.   No Award (or any rights and obligations thereunder) may be sold, exchanged, transferred or assigned, whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative. Notwithstanding the preceding sentence, the Administrator may permit, under such terms and conditions that it deems appropriate in its sole discretion, (i) that a Participant may transfer an Award in whole or in part without payment of consideration to a member of the Participant’s immediate family, to a trust established for the benefit of a member of the Participant’s immediate family, or to a partnership whose only partners are members of the Participant’s immediate family, or (ii) that except as prohibited by

Rule 16b-3, a Participant may transfer all or a portion of an Award to a person for which the Participant is entitled to a deduction for a “charitable contribution” under Section 170(a)(i) of the Code, provided in either case that no further transfer by such permitted transferee will be permitted, and provided further that the exercise of the Award remains the power and responsibility of the Participant or his or her legal representative. Any sale, exchange, transfer or assignment in violation of the provisions of this Section 24 will be null and void. All of the terms and conditions of this Plan and the Award Agreements will be binding upon any permitted successors and assigns.
(b)   Transfers Upon Death.   Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by an individual who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Administrator shall have been furnished with (i) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.
25.   Expenses and Receipts.   The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.
26.   Term of Plan.   Unless earlier terminated by the Board pursuant to Section 23, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Original Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.
27.   Participant Rights.   No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.
28.   Unfunded Status of Awards.   The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.
29.   No Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
30.   Beneficiary.   A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary. If a Participant designates his or her spouse as a beneficiary and such Participant later becomes divorced or legally separated from that spouse, such beneficiary designation shall be deemed automatically rescinded upon such event.
31.   Paperless Administration.   In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
32.   Severability.   If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
33.   Applicable Law.   Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Texas without reference to its principles of conflicts of law.
34.   Clawback.   Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
35.   Section 409A Compliance.   The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Each payment in a series of installment payments shall be treated as a separate payment. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code or otherwise result in any particular tax treatment and makes no representation or guarantee that Section 409A of the Code will not apply to any such payment or benefit or that any particular tax treatment will (or will not) apply to such payment or benefit. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code or otherwise.
36.   Correction of Errors.   Notwithstanding anything in this Plan or an Award Agreement to the contrary, the Administrator may amend an Award, to take effective retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who is not eligible to receive on an Award on the date of grant of the Award. By accepting an Award under the Plan, each Participant agrees to any amendment made pursuant to this Section 36 to any Award made under the Plan without further consideration or action.

MMMMMMMMMENDORSEMENT_LINE SACKPACK 000001 MRA SAMPLE DESIGNATION(IFANY) ADD ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters — here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 am, Central Time, on May 21, 2025. Online Go to www.envisionreports.com/STEL or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/STEL 2025 Annual Meeting Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q AProposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5. 1.To elect five Class III directors to serve on the Board of Directors of the Company until the Company’s 2028 annual meeting of shareholders; and each until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal. For Withhold For Withhold For Withhold 01 — Laura D. Bellows 02 — Robert R. Franklin, Jr. 03 — Frances H. Jeter 04 — Reagan A. Reaud 05 — Steven F. Retzloff 2. To approve an amendment to the Company’s Second Amended and Restated Certificate of Formation (the “Charter Amendment”) to provide for the phase out of the classified structure of our Board of Directors , a copy of which is attached as Appendix A to the proxy statement; For Against Abstain For Against Abstain 3. To approve the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan, a copy of which is attached as Appendix B to the proxy statement; 4. To conduct an advisory, non-binding vote regarding the compensation paid to our named executive officers as disclosed in the accompanying proxy statement (“Say-On-Pay”); 6. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof. 5.To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025; and BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MMMMMMM 1 U P X      6 5 0 3 9 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 044N4E

2025 Annual Meeting Admission Ticket 2025 Annual Meeting of Stellar Bancorp, Inc. Shareholders May 21, 2025, 10:00 pm CT 9 Greenway Plaza, Eighth Floor — Galveston Conference Room Houston, Texas Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/STEL Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/STEL q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Stellar Bancorp, Inc. Notice of 2025 Annual Meeting of Shareholders to be held on May 21, 2025 Proxy Solicited on behalf of the Stellar Bancorp, Inc. Board of Directors The undersigned hereby constitutes and appoints Robert R. Franklin, Jr. and Steven F. Retzloff, jointly and severally with the full power of substitution and revocation, as proxies to represent and to vote for and on behalf of the undersigned, with all the powers that the undersigned would possess if personally present, all of the shares of common stock, par value $0.01 per share, of Stellar Bancorp, Inc. (the “Company”), that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Company’s corporate headquarters, which is located at 9 Greenway Plaza, 8th Floor — Galveston Conference Room, Houston, Texas 77046 on Wednesday, May 21, 2025, at 10:00 am Central Time, and at any adjournments or postponements thereof, on the matters and proposals set forth in the Notice of the Annual Meeting of Shareholders dated April 10, 2025, and which may properly come before the Annual Meeting in accordance with directions contained in this Proxy Card. The undersigned hereby revokes all appointments of proxy previously given to vote at the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted “FOR” the election of all of the Class III director nominees